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[LOGO]      SunAmerica Mutual Funds
            2000 Annual Report

                Style Select Series(R)
                      [LOGO]

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                                                             [LOGO] SunAmerica
                                                                    Mutual Funds

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A Message from the President

December 15, 2000

Dear Shareholder:

We are very pleased to report on this annual period, which was filled with exciting initiatives and achievements for SunAmerica Style Select Series. In our quest to provide the greatest possible value to our shareholders, we continually monitor these portfolios and make enhancements where needed to provide access to more investment options and objectives.

Most prominently, we expanded our Focused Portfolios by introducing the new Focused TechNet Portfolio in May 2000. The Focused TechNet Portfolio invests in companies believed to be leading producers or beneficiaries of technological innovation. It has three well-recognized and respected management teams with investment expertise in the technology sector--Walter Price, Jr. and Huachen Chen of Dresdner RCM Global Investors, Garrett Van Wagoner and Raiford Garrabrant of Van Wagoner Capital Management and Donna Calder and Soohwan Kim of SunAmerica Asset Management. Earlier this fiscal year, we successfully introduced the Focused Value Portfolio.

Our first multi-managed focused mutual fund, the Focus Portfolio was also the first of its kind on Wall Street. In February 2000, the three current subadvisers of the Focus Portfolio were named Managers of the Decade by Money Magazine (February 2000). At the end of this annual period, Focus Portfolio Class A had returned 72.66% since inception, compared to the S&P 500's return of 28.11%.(1) (Returns do not include sales charges.) Our Focused Growth and Income Portfolio also had reason to celebrate, as it ranked in the top 15% of its category for the annual period, according to Lipper Analytics.(2)

Several other Style Select Portfolios also featured strong returns for the year. The Large-Cap Value and Value portfolios each outperformed their respective Lipper and Morningstar category averages for the 12 months ending 10/31/00. The Mid-Cap Growth Portfolio outperformed its Lipper category average, and the Aggressive Growth Portfolio outperformed its Morningstar objective during this period as well. Such performance by both growth funds and value funds was notable during a challenging period.

Moreover, we continued to enhance the Style Select Series portfolios by introducing additional top-line investment managers to achieve greater consistency of style and added performance potential. During the annual period, Brian Clifford of SunAmerica Asset Management joined Miller Anderson & Sherrerd and T. Rowe Price as a manager of the Mid-Cap Growth Portfolio. William Fries of Thornburg Asset Management joined Davis Selected Advisers and Wellington Management as a subadviser to the Large-Cap Value Portfolio. David Alger of Fred Alger Management joined Marsico Capital Management and Jennison Associates as a subadviser to the Focus Portfolio. And, most recently, Francis Gannon of SunAmerica Asset Management joined Janus Capital Corporation and Jennison Associates as a subadviser to the Large-Cap Growth Portfolio.

On the following pages, one Adviser from each of the eleven Style Select Series portfolios discusses the management of their portion of the Portfolio over the annual period and his or her investment outlook for the months ahead. You will also find a complete financial summary and a listing of holdings for each Portfolio.

As the Style Select Series continues to grow and mature, we are confident that it will continue to provide an advantage you cannot find in most traditional mutual funds--three world class managers in one fund. The Style Select Portfolios also provide diversification of management styles, which helps manage risk. Allocating your assets among growth, value and focused funds offers you the flexibility to take advantage of different research criteria, buy and sell disciplines and investment strategies.

We thank you for being a part of the success of the Style Select Series. We value your confidence in us and look forward to serving your investment needs in the future.

Sincerely,


/s/ Peter A. Harbeck

Peter A. Harbeck
President
SunAmerica Mutual Funds

(1) Past performance is no guarantee of future results. SunAmerica Style Select Series Focus Portfolio Class A--One year average annual return with maximum sales charge for the period ending 10/31/00: 5.78%; Average annual return since inception with maximum sales charge for the period ending 10/31/00: 22.52%.

(2) Based on total return, sales charges not included. SunAmerica Style Select Series Focused Growth and Income Portfolio Class A ranked 52 out of 488 Large-Cap Core funds for the 12 months ending 10/31/00. SunAmerica Style Select Series Focused Growth and Income Portfolio Class A ranked 42 out of 305 Large-Cap Core funds since inception for the period ending 10/31/00.


                                       1
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        2000 Annual Report                                Style Select Series(R)
Large-Cap Growth Portfolio                                       [LOGO]

                                                                      ----------
                                                                      Fund Focus
                                                 -------------------------------
                                                 Large-Cap Growth Portfolio
                                                 Class A Outperforms S&P 500
                                                 Index for 12-Month Period Ended
                                                 October 31, 2000*
                                                 -------------------------------

Q&A

Francis Gannon, Portfolio Manager
SunAmerica Asset Management

How did you manage your portion of the Portfolio over the past fiscal year?

Robust economic growth drove the large-cap equity market to double-digit returns in the first half of the fiscal year. Slower GDP growth, the ripple effects of six interest rate hikes by the Federal Reserve Board, and higher oil prices led to negative index returns in the second half. Volatility dominated the markets throughout.

It is well worth noting that the portion of the Portfolio managed by SunAmerica posted returns competitive with those of the S&P 500 Index since the Fund's change in sub-advisers. We began managing the Large-Cap Growth Portfolio in May 2000. Therefore, our review focuses only on the period from our start date through the end of the annual period on October 31, 2000, a highly challenging period for the stock market.

When we first came on board with this Fund, we remained overweighted in the technology sector throughout the period, but most recently reduced the Portfolio's exposure to this group. We maintained an overweighting in the capital goods sector, focusing on companies benefiting from technology and telecommunications improvements. Given the ongoing strong economy and healthy consumer spending, we built a strong position within the retail sector. We also increased the Portfolio's weightings in energy, healthcare, and financial services, as these sectors had begun to rebound toward the end of the first calendar quarter.

Would you give us more specific examples?

We focused on select software companies such as BEA Systems and i2 Technologies, fiber optics companies such as Ciena, and satellite-based telecommunications companies such as General Motors Hughes. Other top performers included Integrated Device Technologies, Juniper Networks, Sun Microsystems, Tyco, Corning, and General Electric. We also took profits in several companies that had big gains in 1999, such as Yahoo!, QUALCOMM, and Nokia--each of which we sold before their stocks declined.

SPX Corp. is a capital goods company in the Portfolio that recently spun out to the public its fiber optic business known as INRANGE Technologies. For most of the annual period, the Portfolio benefited from its positions in Home Depot, Wal-Mart, and sunglass manufacturer Oakley, Inc. Lucent Technologies, Microsoft and Liberty Media disappointed, but we continue to hold these stocks, as each continues to be a leader in its respective industry.


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Style Select Series 2000 Annual Report                       [LOGO] SunAmerica
                                                                    Mutual Funds

--------------
Fund Objective
------------------------------
Seeks long-term growth of
capital by investing generally
in equity securities of
Large-Cap companies, as
defined by Morningstar, Inc.
------------------------------

--------
Advisers
----------------------------------------
[LOGO] JANUS
[LOGO] Jennison Associates
[LOGO] Sun America Asset Management
----------------------------------------

What is your investment outlook for the remainder of the year and into 2001?

For several reasons, our long-term outlook for the equity markets is generally favorable. These reasons include ongoing economic expansion, solid earnings growth, an improved currency picture, a reduction in U.S. Treasury supply, and strong merger and acquisition activity. At the same time, we expect volatility and heavy sector rotation to continue. The primary risk we see ahead is earnings disappointments. Should larger companies disappoint, the market may again temporarily stumble.

Given this outlook, we intend to focus the Portfolio's investments in quality companies that we believe present high growth opportunities.


*Past performance is no guarantee of future results. Portfolio returns do not reflect the impact of sales charges. The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely-recognized, unmanaged index of common stock prices. Investors cannot actually make investments in these indices.

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      2000 Annual Report
Mid-Cap Growth Portfolio                                  Style Select Series(R)
                                                                 [LOGO]

                                                                      ----------
                                                                      Fund Focus
                                                 -------------------------------
                                                 Mid-Cap Growth Portfolio Class
                                                 A Outperforms Lipper Category
                                                 Average and S&P Midcap 400
                                                 Index for 12-Month Period Ended
                                                 October 31, 2000*
                                                 -------------------------------

Q&A

Arden C. Armstrong, Portfolio Manager
Miller Anderson & Sherrerd, LLP

How did you manage your portion of the Portfolio over the past fiscal year?

Even in an environment of significant market volatility, we are pleased to report that our portion of the Mid-Cap Growth Portfolio outperformed both the Russell Mid Cap Growth Index and the S&P 500 Index for the twelve months ended October 31, 2000.

Strong stock and sector selection were the primary drivers of our outperformance. For example, the mid-cap equity market rallied strongly through the end of 1999 and into the beginning of 2000, despite a campaign by the Federal Reserve Board to raise interest rates and slow the U.S. economy. During these months, we were invested in several aggressive growth sectors, including technology. Around the middle of March, when the Fed made its fifth consecutive rate increase, value stocks rotated into favor. As evidence of a moderating economy began to mount, the mid-cap equity markets posted lackluster results. In response, we focused the Portfolio toward stable growth names that should not be as cyclical. While staying overweighted in technology, we also reduced our holdings in select aggressive growth names that tend to underperform against a slowing economic backdrop.

For the fiscal year, the Portfolio's overweighting in the technology sector significantly contributed to returns. An underweighting in basic resources also added to results, as this sector performed poorly. Consumer services was the biggest detractor for the year, as many of the media and advertising companies that we favored corrected after their strong run-ups in 1999. We were not pleased with the performance of consumer Internet stocks, and we sold nearly all of our holdings in that area. Telephone services stocks also underperformed for the annual period, and our overweight position in this sector detracted from results. Although current fundamentals are fairly strong, we trimmed our holdings in this sector.

Would you give us more specific examples?

Effective stock selection was also a primary driver of Portfolio outperformance for the fiscal year, especially in the technology and business services sectors. Despite talk of a "tech wreck" amid great sector volatility, many communications-related technology stocks in our portion of the Portfolio were strong performers. Applied MicroCircuits, a semiconductor company, SDL Inc., a fiber optic equipment manufacturer, and Ciena were the strongest contributors during the year. Within our technology holdings, one of our biggest industry weightings was in semiconductor stocks. In the spring, semiconductors did not fall as quickly or as far as many of the other technology names, providing a cushion for the Portfolio as technology stocks corrected. As we moved into the fall, we aggressively trimmed our semiconductor weighting, refocusing our technology holdings toward software, networking and optical stocks.

Business services companies added some diversity to the Portfolio during market turbulence as well. Network Solutions, the dot.com registration company, and TMP Worldwide Inc., an executive search firm that also runs the Internet site Monster.com, turned in strong performance. We sold both of these stocks at profits.

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Style Select Series 2000 Annual Report                       [LOGO] SunAmerica
                                                                    Mutual Funds

--------------
Fund Objective
------------------------------
Seeks long-term growth of
capital by investing generally
in equity securities of
Mid-Cap companies, as defined
by Morningstar, Inc.
------------------------------

--------
Advisers
-------------------------------------------
[LOGO] MILLER ANDERSON & SHERRERD, LLP
[LOGO] T. Rowe Price
[LOGO] Sun America Asset Management
-------------------------------------------

What is your investment outlook for the remainder of the year and into 2001?

Looking ahead, we see increasing signs of an economic slowdown, which could be exacerbated by the recent spike in energy prices. In response, we intend to continue positioning our Portfolio more heavily toward stable growth names and away from companies with capital intensive and economically sensitive businesses. We continue to be constructive on technology, however. We feel that in the face of profit margin pressure, companies will choose to invest in technology to improve operating efficiency. Overall, we continue to look for companies with stable or improving business fundamentals and attractive returns on capital.

*Past performance is no guarantee of future results. Portfolio returns do not reflect the impact of sales charges. The S&P Midcap 400 Index is a widely-recognized, unmanaged index of common stock prices. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Investors cannot actually make investments in these indices.

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         2000 Annual Report                               Style Select Series(R)
Aggressive Growth Portfolio                                      [LOGO]

                                                                      ----------
                                                                      Fund Focus

                                                 -------------------------------
                                                 Aggressive Growth Portfolio
                                                 Class A Outperforms Morningstar
                                                 Objective Average and Russell
                                                 2500 Growth Index for 12-Month
                                                 Period Ended October 31, 2000*
                                                 -------------------------------

Q&A

Donna Calder & Team, Portfolio Manager
SunAmerica Asset Management

How did you manage your portion of the Portfolio over the past fiscal year?

Both small-cap and mid-cap stocks outperformed their large-cap brethren for the fiscal year. SunAmerica's aggressive growth strategy was particularly effective during the twelve months ended October 31, 2000. We are pleased to report that our portion of the Aggressive Growth Portfolio outperformed the Russell 2500 Growth Index for the fiscal year. Effective sector allocation was particularly key to our success.

While overweighted in the technology and telecommunications sectors in the first half of the annual period, we have since reduced the Portfolio's allocation here. We significantly trimmed the Portfolio's positions in Internet content and software companies, including BroadVision, Vignette, Art Technology Group, and Critical Path. We focused on three main trends.

o The Race for Broadband on the Internet. We believe that three emerging technologies--optical networking, core IP routing, and broadband wireless transmission--have the promise to boost the Internet's capacity, speed, reliability and flexibility. The transition from copper to these new technologies is driving explosive growth in fiber optics systems. The primary beneficiaries of this trend include industry leaders and Portfolio holdings Juniper Networks, Redback Networks, and Avanex.

o The Need for Better Networking and Data Storage. We expect growth in data storage and storage networking to be explosive, as business activity continues to move online and corporations need to move, manage, access, back up, protect and store their data. This will be accomplished with Storage Area Networks (SANs) as well as caching technology, the two biggest growth markets in storage. The Fund added Brocade (network switches), VERITAS (network management software) and BEA Systems (e-commerce infrastructure software) to its holdings. These companies, as well as Portfolio holding Network Appliance, Inc. (SANs and caching hardware), are and should continue to be the primary beneficiaries of this trend.

o The Approach of Personal Digital Appliances (PDAs). Advances in wireless-access technology are also visible in the migration from PCs to handheld devices, known as PDAs. Currently, we believe these handheld Internet devices represent a largely untapped market, but are poised to take off when the 3G global wireless network standard is adopted.

Would you give us more specific examples?

We maintained the Portfolio's overweighting in biotechnology, as an incredible amount of development is taking place in this sub-sector, particularly in research into therapies for cancer and inflammatory conditions. We also concentrated on genomics companies, which are enabling the development of new therapies through the discovery, analysis and expression of genes and proteins. We believe biotech is going to be an exciting and profitable place to be invested over the next three to five years. We also established a position during the period in specialty pharmaceuticals through such companies as Biovail and Alza Corp. These specialty pharmaceuticals, which tend to have more consistent revenues and earnings growth and more diversified product lines, successfully served as a defensive play for the Portfolio in a highly volatile market.

The oil services companies that we bought in December 1998 experienced their first turnarounds in quarterly earnings during the first quarter of 2000 and performed well through the rest of the fiscal year. The price of oil and gas rose due to growing demand, declining inventories and low production. By the second calendar quarter, we trimmed our oil services positions and redeployed those assets into land drillers. We added to the Portfolio's position in Nabors Industries and bought Apache and Devon Energy. As oil prices continued to rise and drilling activity picked up, these holdings contributed to Portfolio performance.

We also established a position in alternative power producers, i.e. low cost producers of electric power generated from natural gas. These companies are benefiting from an increasingly deregulated utilities industry. We bought Calpine, Dynegy, and Southern Energy for the Portfolio.

Style Select Series 2000 Annual Report                       [LOGO] SunAmerica
                                                                    Mutual Funds

--------------
Fund Objective
------------------------------
Seeks long-term growth of
capital by investing generally
in equity securities of small
and medium-sized companies
------------------------------

--------
Advisers
----------------------------------------
[LOGO] JANUS
[LOGO] Sun America Asset Management
[LOGO] WARBURG PINCUS
----------------------------------------

What is your investment outlook for the remainder of the year and into 2001?

Our long-term outlook for the equity markets in general is favorable. Moderating economic growth, tame inflationary pressures and high labor productivity are all positive factors. So, too, are strong small-cap and mid-cap profit estimates and attractive relative valuations in these equity markets. At the same time, we expect volatility and heavy sector rotation to continue. The primary risk we see ahead is earnings disappointments. Given this outlook, we intend to focus the Portfolio's investments in quality companies that we believe offer consistent revenue and earnings growth.

*Past performance is no guarantee of future results. Portfolio returns do not reflect the impact of sales charges. Morningstar proprietary ratings reflect historical risk-adjusted performance of October 31, 2000. They are subject to change every month. The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot actually make investments in these indices.

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       2000 Annual Report                                 Style Select Series(R)
Large-Cap Value Portfolio                                        [LOGO]

                                                                      ----------
                                                                      Fund Focus
                                                 -------------------------------
                                                 Large-Cap Value Portfolio Class
                                                 A Outperforms S&P 500 Index and
                                                 Morningstar and Lipper Category
                                                 Averages for 12-Month Period
                                                 Ended October 31, 2000*
                                                 -------------------------------

Q&A

Christopher C. Davis/Kenneth C. Feinberg, Portfolio Managers
Davis Selected Advisers, L.P.

How did you manage your portion of the Portfolio over the past fiscal year?

Davis Selected Advisers, L.P. invests in high quality, large-cap companies with strong prospects for sustainable earnings growth. These companies typically have strong brand names, innovative management teams, and established track records resulting from long-term vision. At all times, we seek to purchase shares of these companies at value prices and attractive discounts to their foreseeable future growth rates. Using this discipline, our portion of the Large-Cap Value Portfolio outpaced the return of the S&P 500 Index for the twelve months ended October 31, 2000.

The past fiscal year proved to be another period of tremendous stock price volatility. The S&P 500 Index produced double-digit returns in the last months of 1999, but then fell to a -1.81% return for the year 2000 to date.**

Many investment firms attempt to explain recent price fluctuations by citing short-term market pressures, such as interest rate concerns, high oil prices and a weak euro. However, looking at the broad picture, we believe there is reasonable and rational grounds for such volatility. First, although the economy remains strong, with high levels of productivity, corporate earnings are unlikely to expand at the same rate as they have over the past decade. Second, while the Internet is enhancing the productive power of the economy and energizing many businesses, it is also creating structural changes throughout the economy that are challenging companies to retool their business models from the supply chain to delivery. Most importantly, there has been a decline in the quality of reported earnings. In our view, Wall Street's obsession with quarterly earnings results has created irrational expectations among investors. It has also prompted companies to use aggressive accounting practices to create the illusion of earnings consistency to protect their stock prices. In such an environment, companies will inevitably fall short of Wall Street's earnings expectations.

Based on the philosophy that volatility can ultimately become a friend to a smart, vigilant investor, our portion of the Portfolio's outperformance is primarily attributable to success in picking stocks from among the companies that Wall Street has shunned.

Would you give us more specific examples?

We were able to develop strong long-term conviction in American Home Products, despite its litigation worries, and in Tyco International, despite criticisms of its accounting practices. Both were strong performers for the Portfolio in 2000. During the fiscal year, we similarly built positions in Costco Wholesale, Merck and Motorola.

The performance of some holdings was disappointing. Lexmark International, the second largest printer maker, recently reported weak quarterly earnings, and its stock price suffered. We believe the earnings shortfall was largely attributable to the weak euro and a timely de-stocking of retail inventories. We continue to hold this stock, as we remain confident in company management and its ability to reinvigorate its operations. AT&T was another disappointment. Its long distance business has suffered. Still, we believe AT&T remains one of the few companies that has the resources to build a true seamless, global data and voice communications network over the next decade. Thus, we continue to hold our position at this time and are monitoring its current plans for restructuring.

Style Select Series 2000 Annual Report                       [LOGO] SunAmerica
                                                                    Mutual Funds

--------------
Fund Objective
------------------------------
Seeks long-term growth of
capital by investing in equity
securities of Large-Cap
companies, as defined by
Morningstar, Inc., using a
"value" style of investing
------------------------------

--------
Advisers
-------------------------------------
[LOGO] DAVIS SELECTED ADVISERS
[LOGO] Thornburg Investment Management
[LOGO] WELLINGTON MANAGEMENT
-------------------------------------

What is your investment outlook for the remainder of the year and into 2001?

We continue to seek out high quality, well-managed companies with strong growth prospects and buy them when the market presents us with value prices. Our research team is dedicated to identifying company management teams with smart business plans, entrepreneurial cultures, wise allocation of capital and smart application of technology. Once we build a position, we intend to hold it for the long term. We will not change our investment discipline in reaction to market volatility, momentum, or investor "fads." We confidently believe our method is successful in building wealth over full market cycles.

*Past performance is no guarantee of future results. Portfolio returns do not reflect the impact of sales charges. The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely-recognized, unmanaged index of common stock prices. Morningstar proprietary ratings reflect historical risk-adjusted performance as of October 31, 2000. They are subject to change every month. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Investors cannot actually make investments in these indices.

**The 1-year return for S&P 500 Index is 6.09% for the period ending 10/31/00.

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                2000 Annual Report                        Style Select Series(R)
Value Portfolio                                                  [LOGO]

                                                                      ----------
                                                                      Fund Focus
                                                 -------------------------------
                                                 Value Portfolio Class A
                                                 Outperforms S&P 500/BARRA Value
                                                 Index and Morningstar and
                                                 Lipper Category Averages for
                                                 12-Month Period Ended October
                                                 31, 2000*
                                                 -------------------------------

Q&A

Phillip Davidson/Scott Moore, Portfolio Managers
American Century

How did you manage your portion of the Portfolio over the past fiscal year?

At American Century, we managed our portion of the Value Portfolio utilizing our classic multi-cap value driven strategy. This strategy seeks to identify leading, financially strong businesses selling at a discount to historical fair value and the catalyst that will cause them to return to fair value. We use five value price screens to scour the domestic stock universe for companies in the cheapest half of the universe. We then conduct fundamental analysis on this narrowed group to determine which provide the best risk-reward potential.

For the twelve months ended October 31, 2000, our portion of the Portfolio outperformed the S&P 500/BARRA Value Index. It also outperformed the S&P 500 Index, a benchmark of the broader equity market, over the same period.* Such performance is particularly impressive given the bifurcated nature of the U.S. equity market over the fiscal period. The first four months were dominated by growth stocks, and in particular, technology and other "New Economy" sectors. The next eight months experienced a run in value stocks and traditional "Old Economy" sectors. The catalyst for this change in market preference appears to have been the effects of six interest rate increases by the Federal Reserve Board and the resultant slowing of U.S. economic growth. Combined with continued strengthening of the dollar vs. the euro, many multinational and technology companies warned of lower than expected earnings and guided down future growth expectations. Investors shifted their preference to more reasonably priced companies with more predictable earnings prospects--precisely where the Portfolio was positioned.

The sectors contributing most to the Portfolio's one-year performance were chemicals, electric utility, heavy electrical equipment, and life & health insurance companies. The biggest detractors from performance were home products, telephone, and food and beverage stocks.

Would you give us more specific examples?

For the annual period, the best performing stock for the Portfolio was Bush Boake Allen. This specialty chemical company is a global producer of flavor, fragrance and aroma chemicals used in a variety of consumer products. After International Paper put its nearly 70% ownership in the company up for sale, industry leader International Flavors and Fragrance announced in early September that it would buy Bush Boake Allen. We sold the stock at a significant gain.

The Portfolio's second best performer was in the electric utilities sector. FPL Group is one of the highest quality utility companies and benefited during the period from strong customer growth and rising per customer usage. It has exceeded earnings expectations over the past several quarters. The announcement in July that FPL would merge with Entergy Corporation to form one of the largest utility companies in the country was received favorably by the market. Two other top performers for the Portfolio were in the financial services sector--MetLife and Summit Bancorp. We sold our positions in both of these companies at substantial gains for the Portfolio.

Sprint Corp. was the major disappointment for the Portfolio during the twelve months. Its poor performance was primarily due to a failed acquisition by WorldCom and slowing revenue growth in Sprint's core long distance business. Looking longer term, we believe that Sprint's strategically well-positioned assets and solid financial position, coupled with the industry's excellent growth potential, bode well for the firm. We are holding this position. A Ralston Purina security convertible into Interstate Bakeries Corporation stock also detracted from performance. We exited the stock on relatively favorable terms.

Style Select Series 2000 Annual Report                       [LOGO] SunAmerica
                                                                    Mutual Funds

--------------
Fund Objective
-----------------------------
Seeks capital appreciation by
identifying medium-sized and
large companies thought to be
undervalued by the market
-----------------------------

--------
Advisers
-------------------------------
[LOGO] AMERICAN CENTURY
[LOGO] DAVIS SELECTED ADVISERS
[LOGO] NEUBERGER BERMAN
-------------------------------

What is your investment outlook for the remainder of the year and into 2001?

Our outlook for the U.S. equity market is generally optimistic. Although it is too soon to know if the resurgence in value-oriented investing is sustainable, we remain committed to our disciplined, classic value investment strategy. We continue to search for undervalued businesses that are temporarily out of favor due to some transitory market or company specific issue. The good news is that we are finding a wealth of companies that meet our investment criteria. We believe that these companies continue to offer investors potential for strong, risk-adjusted returns at reasonable prices.

*Past performance is no guarantee of future results. Portfolio returns do not reflect the impact of sales charges. The S&P 500/BARRA Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of growth and value stocks as measured by book value. Morningstar proprietary ratings reflect historical risk-adjusted performance as of October 31, 2000. They are subject to change every month. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Investors cannot actually make investments in these indices.

       2000 Annual Report                                 Style Select Series(R)
Small-Cap Value Portfolio                                        [LOGO]

                                                                      ----------
                                                                      Fund Focus
                                                 -------------------------------
                                                 Small-Cap Value Portfolio Class
                                                 A Outperforms Russell 2000
                                                 Value Index for 12-Month Period
                                                 Ended October 31, 2000*
                                                 -------------------------------

Q&A

Herbert W. Gullquist/ Eileen D. Alexander & Team, Portfolio Managers
Lazard

How did you manage your portion of the Portfolio over the past fiscal year?

Our team employs a bottom-up value investment process. We focus on a company's financial productivity and long-term sustainability of returns rather than just its price to earnings multiples and earnings projections.

Small-cap value stocks outperformed both small-cap growth stocks and large-cap stocks for the twelve months. For the fiscal year, the Russell 2000 Value Index returned 17.30%, as compared to 16.16% for the Russell 2000 Growth Index. Volatility remained high throughout.

At the start of the fiscal year, small-cap outperformance was relatively narrow, limited primarily to the growth-oriented technology and biotechnology sectors. When the market environment shifted dramatically in March, investors abandoned speculative technology stocks and favored the strong fundamentals and attractive valuations offered by small-cap value stocks. Toward the end of the period, rising oil prices, the persistent weakness of the euro and uncertainty over the election added to market volatility. Any company that failed to meet earnings expectations was punished severely. Highly valued technology and telecommunications stocks declined, while value sectors such as utilities and finance generated strong gains.

Given this backdrop, we are pleased to report that our portion of the Small-Cap Value Portfolio outperformed the Russell 2000 Value Index for the twelve months ended October 31, 2000. ** Individual stock selection in the consumer discretionary, technology and finance sectors drove our performance most. So, too, did our underweight position in the technology sector and overweight position in the energy sector. An underweighting in utilities, an overweighting in consumer discretionary stocks, and stock selection within the energy sector detracted from performance.

Would you give us more specific examples?

While the consumer discretionary sector was not a top performer for the year, the Portfolio's holdings there performed particularly well in the first calendar quarter of 2000, driven by Polaroid and Pier 1 Imports. In technology, many of our holdings defended well amid the weakness in that sector from March onward, due to their modest valuations, proven business plans, strong competitive positions and tangible earnings. Mentor Graphics, whose software supports automated electronic design, and electronics company Diebold both generated strong gains for the Portfolio. Acxiom, one of the leaders in the information management industry, rose on strong demand for its new products. Our financial holdings were exceptionally strong during the third quarter, due to declining interest rates and increased merger activity in the sector. Everest Reinsurance Group and Queens County Bancorp both rose sharply.

The Portfolio's commercial services holdings had mixed results. Spherion, a commercial staffing firm, American Management Systems, a systems consulting firm, and Valassis Communications, a producer of coupon fliers in newspapers, each detracted from returns. However, many of the best performing stocks in the Portfolio dramatically rebounded from earlier weakness. These stocks included Toll Brothers, the largest builder of luxury homes in the U.S., Sensormatic, a supplier of electronic security systems to retailers, and Black Box, a provider of networking products.

During the fiscal year, we sold our position in AAR Corp, supplier of after-market products and services for the aviation/aerospace industry, upon a deterioration of its fundamentals. We sold Cordant and Devry Inc. at profits, when each appreciated to their respective price targets. We established new positions in Allied Capital Corporation, a leading provider of capital to small and middle-market private companies, and in Choice Point, a leading provider of risk management and fraud prevention information to insurance companies, corporations and government entities. We also purchased Manor Care, which operates over 450 long-term care centers, assisted living facilities, outpatient rehab clinics, home health care and management services facilities. Wild Oats Markets, another new purchase for the Portfolio, operates a natural foods supermarket chain.

Style Select Series 2000 Annual Report                       [LOGO] SunAmerica
                                                                    Mutual Funds

--------------
Fund Objective
------------------------------
Seeks long-term growth of
capital by investing in equity
securities of Small-Cap
companies, as defined by
Morningstar, Inc., using a
"value" style of investing
------------------------------

--------
Advisers
------------------------------
[LOGO] BERGER
[LOGO] LAZARD
[LOGO] THIRD AVENUE FUNDS
------------------------------

What is your investment outlook for the remainder of the year and into 2001?

We believe the last four months of the fiscal year provided evidence that the market environment has fundamentally and irreversibly changed since 1999 when momentum was investors' sole focus and a company's fundamentals were nearly irrelevant. We intend to continue to take advantage of the market's volatility to invest in those companies that are positioned to succeed in this changing environment. We believe current market conditions are particularly suited to our disciplined relative value style of investing, which provides exposure to the technology-driven "New Economy" while avoiding speculative excesses. In our view, the equity market's return to fundamentals is healthy and should continue into 2001. Even in a "New Economy," a company's true value is a function of its sustainable financial productivity.

*Past performance is no guarantee of future results. Portfolio returns do not reflect the impact of sales charges. The Russell 2000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,000 smallest companies out of the 3,000 largest US companies with lower growth rates and price-to-book ratios. Investors cannot actually make investments in these indices.

**One Year Average Annual Return with maximum sales charge (Class A) for the period ending 10/31/00: 12.21% Average Annual Return since inception with maximum sales charge (Class A) for the period ending 10/31/00: 1.66%.

               2000 Annual Report                         Style Select Series(R)
Focus Portfolio                                                  [LOGO]

                                                                      ----------
                                                                      Fund Focus
                                                 -------------------------------
                                                 Focus Portfolio Class A
                                                 Outperforms S&P 500 Index and
                                                 Lipper Category Average for
                                                 12-Month Period Ended October
                                                 31, 2000*
                                                 -------------------------------

Q&A

Spiros "Sig" Segalas, Portfolio Manager
Jennison Associates

How did you manage your portion of the Portfolio over the past fiscal year?

The equity market underwent a dramatic change of mood in the middle of the Portfolio's fiscal year ended October 31, 2000. Early in the period, investors strongly favored growth stocks--particularly technology and telecommunications. Then market preference alternated rapidly and sharply between growth and value styles. Our portion of the Focus Portfolio significantly outperformed the S&P 500 Index for the annual period. However, most of the gains came during the first half. During the second half, growth stocks underperformed an overall market that was in decline.

The extraordinary rise in several of our technology stocks was the largest contributing factor to performance. Some of the gains from the Portfolio's technology holdings were locked in by sales near the market top. However some shares fell in value, when the technology sector began a sharp decline in March 2000. For the fiscal year as a whole, our technology holdings had an average weighting of more than 38% of net assets. Communication services had an average portfolio weighting of more than 22%.

We redeployed assets from technology sector sales primarily into healthcare and financial services stocks. As investors became more confident that economic growth was slowing to sustainable levels, financials as a group benefited. In healthcare, our focus was on drug and biotechnology stocks.

Would you give us more specific examples?

Our portion of the Portfolio's best performing holdings for the fiscal year were Citigroup, Merrill Lynch, Cisco Systems, Texas Instruments, Hewlett Packard, and EMC Corp. Annual returns for each ranged from 22% to nearly 49%. On the other hand, IBM, Intel Corp., Nokia Corp., NTL Inc. and Nortel Networks each experienced double-digit declines.

Style Select Series 2000 Annual Report                       [LOGO] SunAmerica
                                                                    Mutual Funds

--------------
Fund Objective
----------------------------
Seeks long-term growth of
capital through a focused
portfolio of no more than 30
stocks
----------------------------

--------
Advisers
------------------------------------------
[LOGO] FRED ALGER MANAGEMENT, INC.
[LOGO] Jennison Associates
[LOGO] MARSICO Capital Management LLP
------------------------------------------

What is your investment outlook for the remainder of the year and into 2001?

We believe that over the past few years, investors gradually came to realize the growth potential of technology firms. However, now-after the extraordinary gains of the past two years--much of that potential has been priced into the sector's stocks. This doesn't mean that technology's growth will subside or that its stocks are overpriced. In our view, it means that technology has, as a group, about the same possibilities for share price appreciation from its current levels as the rest of the market does. As for the overall market, we believe that an unusual period of large gains by a few favored growth stocks is coming to an end and that markets are returning to historical norms with moderate gains across a broader spectrum.

As a result, we expect that individual stock selection, not sector selection, will be required to earn above-market returns over the next few years. We think that's a good environment for the Focus Portfolio, where each of the three managers, including Jennison, employs a research-intensive, concentrated, aggressive approach to growth investing.

*Past performance is no guarantee of future results. Portfolio returns do not reflect the impact of sales charges. The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely-recognized, unmanaged index of common stock prices. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Investors cannot actually make investments in these indices.

       2000 Annual Report                                 Style Select Series(R)
Focused TechNet Portfolio                                        [LOGO]

                                                                      ----------
                                                                      Fund Focus
                                                 -------------------------------
                                                 Focused TechNet Portfolio
                                                 Introduced to Investors on May
                                                 22, 2000; Class A Cumulative
                                                 Return of 24.16% for Period
                                                 from Inception through October
                                                 31, 2000*
                                                 -------------------------------

Garrett Van Wagoner/Raiford Garrabrant, Portfolio Managers
Van Wagoner Capital Management

How did you manage your portion of the Portfolio over the past fiscal year?

The Focused TechNet Portfolio's inception date was May 22, 2000. Given that this is the Portfolio's first shareholder report, it is well worth reviewing the mutual fund's stylized structure and our investment management strategies.

The Focused TechNet Portfolio seeks capital appreciation by investing generally in 30 equity securities of companies of any size that the advisers believe are leading producers or beneficiaries of technological innovation. This stylized structure offers the three portfolio managers-Van Wagoner Capital Management, Dresdner RCM Global Investors and SunAmerica Asset Management-flexibility in our respective stock selection processes. Each portion of the Focused TechNet Portfolio represents each team's ten best ideas at any given time and is not a diversified portfolio.

At Van Wagoner, we manage our portion of the Portfolio by intensively researching company fundamentals and industry trends, seeking to invest in what we consider the very best companies with the greatest potential for long-term growth--what we call the "best of breed." For the period from inception through October 31, 2000, our portion of the Portfolio dramatically outperformed the NASDAQ National Market Composite Index. True to the nature of a focused portfolio, the return masks the market volatility that occurred during this period.

For example, June was strong and July started that way as well. However, the month soon hit a sell-off that lasted into early August. Then a big wave lifted the markets even beyond their earlier quarterly high, only to recede and take all the numbers right back down again. In fact, while September is historically the toughest month for the equity market, this September was the worst for the NASDAQ Composite in its 29-year history. Extremely high levels of volatility continued to characterize the technology sector and the broader U.S. equity markets in October. The NASDAQ Composite ended the month down 9.82%. During this period, investors were concerned not so much with interest rates, but with whether the economy was heading for the much-discussed "soft landing." Rising oil prices didn't help any. Fears that the economic slowdown could turn into a recession helped fuel the volatility. There was also uncertainty surrounding the presidential election.

Finally, we were reminded that not all tech stocks are created equal. There's a definite shift in leadership going on. The Big Five--Intel, Microsoft, Dell, Worldcom and Cisco--are starting to look like "Old Economy" companies, subject to swings in economic and product cycles. The smaller companies appear to be driving technology forward, away from the desktop focus and toward networking and the Internet.

Would you give us more specific examples?

After a strong June, we took some profits in the Internet sector, but it remains the key theme across our portion of the Focused TechNet Portfolio. Businesses continue to expand and upgrade their networks, as the role of electronic communications just keeps on growing. We invest in the companies that provide the infrastructure and the software platforms enabling this growth. Our holdings include Ariba and Interwoven, both of which continued to grow right through the period's struggles. Ariba's software helps businesses reduce costs. Interwoven helps organizations manage web site content. Juniper Networks, Netegrity and Brocade Communications Systems also performed well for the Portfolio.

Data storage is another key theme for the Portfolio. As more and more businesses are using the Internet as a tool for both cost-saving and revenue-producing opportunities, the need to protect, manage, track, access and store data increases exponentially. The Portfolio's primary holding in this group is StorageNetworks, Inc.

Telecommunications services continued to be key for us as well, although this sector struggled over the period. Increased competition among long distance providers and the ongoing shift from voice to data put pressure on several of these companies, including Portfolio holding Broadcom Corp.

Style Select Series 2000 Annual Report                       [LOGO] SunAmerica
                                                                    Mutual Funds

--------------
Fund Objective
------------------------------
Seeks capital appreciation by
investing generally in 30
equity securities of companies
of any size that the advisers
believe are leading producers
or beneficiaries of
technological innovation.
------------------------------

--------
Advisers
----------------------------------------
[LOGO] VAN WAGONER FUNDS
[LOGO] Dresdner RCM Global Funds
[LOGO] Sun America Asset Management
----------------------------------------

What is your investment outlook for the remainder of the year and into 2001?

There is so much uncertainty at the moment regarding oil prices, the pace of the economy, the impact of merger and acquisition activity and the presidential election that it is difficult to look too far ahead. We do believe that market volatility will continue to be high. However, we also are quite pleased with how our Portfolio companies are positioned, and we expect good news from them into 2001. We intend to continue to focus on those companies that we believe will perform well and drive the economy. In other words, those companies whose products and management are making them the market's new leaders. Regardless of short-term market conditions, we believe the long-term demand for increased bandwidth, computer networking, web initiatives and further technological innovation has only just begun.

*Past performance is no guarantee of future results. Portfolio returns do not reflect the impact of sales charges.

Focused Growth      2000 Annual Report                    Style Select Series(R)
and Income Portfolio                                             [LOGO]

                                                                      ----------
                                                                      Fund Focus
                                                 -------------------------------
                                                 Focused Growth and Income
                                                 Portfolio Class A Ranks in Top
                                                 11% of Lipper Category Average
                                                 and Outperforms Morningstar
                                                 Category Average and S&P 500
                                                 Index for 12-Month Period ended
                                                 October 31, 2000*
                                                 -------------------------------

Thomas F. Marsico, Portfolio Manager
Marsico Capital Management

How did you manage your portion of the Portfolio over the past fiscal year?

The U.S. stock market experienced significant volatility over the past fiscal year. This required us to be very nimble in managing the Portfolio. At times, the market seemed to make dramatic moves based on hard news, such as cyclically rising interest rates, higher energy prices, or a major corporation's earnings announcement. At other times, the market seems to have traded based on investor perceptions. Valuation fluctuations were wide and short-lived. For example, biotechnology companies soared early in the year, sold off sharply, and then rallied. Telecommunications companies, one of the big winners in 1999, were out of favor for much of 2000. Interestingly, such volatility was not confined to "New Economy" sectors. Stocks of well-established retail companies also rose and fell substantially over the period.

Given these turbulent markets, it is well worth noting that our portion of the Portfolio outperformed the S&P 500 Index for the twelve months ended October 31, 2000. This strong performance is primarily attributable to effective individual stock selection, particularly in the first and last quarters of the fiscal year. Also benefiting performance was our decision to reduce the Portfolio's position in technology stocks over fiscal 2000.

Would you give us more specific examples?

In the first fiscal quarter, the Portfolio's holdings registered strong gains, buoyed by an overall positive market environment. Performance was boosted by the Portfolio's technology holdings, such as QUALCOMM, EMC Corp., Cisco Systems and Sun Microsystems. A diverse group of other companies positively impacted investment results, too. These included Citigroup, Time Warner and Genentech.

On the heels of such strong gains, the second and third fiscal quarters were characterized by a high degree of downside volatility. A technology sector sell-off began in March and continued to do damage to many of the Portfolio's holdings through May--especially those in the networking, semiconductor and telecommunications sub-sectors. Retail, cable and multimedia also suffered. We began to implement several changes in anticipation of a slower-growth economy. For example, we maintained select holdings in Internet infrastructure, optical systems and components, and software companies, but we reduced a number of positions in the technology sector with high valuations. We increased positions in the financial services sector and added selectively to health care and consumer-related companies. We also initiated some new positions in "lifecycle change" companies. These are organizations experiencing a fundamental change, such as a new product, acquisition or management, which may create the potential for improved future earnings growth.

In the last fiscal quarter, this strategic repositioning began to have a positive impact on Portfolio performance. Automatic Data Processing and Adobe Systems registered strong gains in the technology sector. Other contributors to performance included Anheuser-Busch Cos. and General Dynamics.

Style Select Series 2000 Annual Report                       [LOGO] SunAmerica
                                                                    Mutual Funds

--------------
Fund Objective
------------------------------
Invests primarily in equity
securities believed to be
poised for growth, undervalued
or likely to pay quarterly
dividends
------------------------------

--------
Advisers
------------------------------------------
[LOGO] MARSICO Capital Management LLP
[LOGO] Sun America Asset Management
------------------------------------------

What is your investment outlook for the remainder of the year and into 2001?

Based on a number of important macroeconomic underpinnings, we believe that the long-term prospects for U.S. equities are quite positive. For one, we believe that the U.S. is moving into a more favorable interest rate environment. In our opinion, the Federal Reserve Board has most likely completed its series of rate increases or, if not, has clearly made the majority of its move. There is increasing evidence that an economic slowdown is at hand in the U.S., and at the same time, we do not feel there is a high risk of recession.

We continue to believe that U.S. inflation remains relatively benign, despite the spike in energy prices. Housing starts and auto sales appear to have slowed. Real unit labor costs have declined. Real wage increases have been modest to date, despite the tight labor markets that have prevailed for the last several years. Productivity gains have continued to surprise on the upside. We believe that such productivity gains are sustainable, as technological innovation continues. Another important positive factor for the economy is budget surpluses at the federal and state levels.

We do expect that volatility in the stock market will continue. Therefore, we believe the importance of good stock selection--rather than general sector or industry allocation--will increase even further as the new millennium progresses. As always, we are completely focused on conducting hands-on, intensive analysis of companies in our investment universe. We also remain committed to seeking long-term growth of capital and current income, i.e. total return potential, to help investors meet their growth and income investment needs no matter what the market environment.

*Past performance is no guarantee of future results. Portfolio returns do not reflect the impact of sales charges. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Morningstar proprietary ratings reflect historical risk-adjusted performance as of October 31, 2000. They are subject to change every month. The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely-recognized, unmanaged index of common stock prices. Investors cannot actually make investments in these indices.

     2000 Annual Report                                   Style Select Series(R)
Focused Value Portfolio                                          [LOGO]

                                                                      ----------
                                                                      Fund Focus
                                                 -------------------------------
                                                 Focused Value Portfolio Class A
                                                 Introduced to Investors on
                                                 November 1, 1999; Class A
                                                 Cumulative Return of 30.08% for
                                                 Period from Inception through
                                                 October 31, 2000*
                                                 -------------------------------

Q&A

Martin J. Whitman, Portfolio Manager
Third Avenue Funds

How did you manage your portion of the Portfolio over the past fiscal year?

We adhered to what we call our "safe and cheap" philosophy to acquire securities that we believed were selling at significant discounts to the underlying business values. We define "safe" as a) strong finances as evidenced by the presence of high quality assets and an absence of liabilities either on or off the balance sheet; b) reasonable management with good track records as both owners and operators; and c) businesses that we can understand. The "cheap" part comes from trying to buy businesses as a reasonable and knowledgeable business person might. For example, this might mean buying at a significant discount to what the underlying company might be worth in a takeover or going-private transaction.

In general, value stocks underperformed growth stocks for the fiscal year. However, we are pleased to report that for the period from inception through October 31, 2000, our portion of the Focused Value Portfolio notably outperformed both the S&P 500 Index and the Russell 2000 Value Index. The Fund was first introduced on November 1, 1999. **

In our portion of the Portfolio, merger and acquisition activity amongst a couple of our holdings significantly boosted fiscal year returns. Financial and real estate-related stocks also made meaningful contributions during the second half of the period.

Would you give us more specific examples?

Portfolio holding La Salle Re Holdings Ltd. merged with another insurance company known as Trenwick Group. And Portfolio holding Silicon Valley Group, Inc., an electronics equipment company, agreed to be acquired by ASM Lithography. Both deals were at significant premiums to our cost basis. The stocks that were particularly helpful during the second six months included insurance company First American Financial Corp., real estate company Catellus Development Corp. and housing company D.R. Horton, Inc.

Elsewhere, we bought as the market gave us opportunities. Given that we are buy and hold investors, turnover was low. Our portion of the Focused Value Portfolio represents our team's ten best ideas at any point in time.

Style Select Series 2000 Annual Report                       [LOGO] SunAmerica
                                                                    Mutual Funds

--------------
Fund Objective
------------------------------
Seeks long-term growth of
capital by investing generally
in 30 equity securities that
the advisers believe are
undervalued in the market,
without regard to market
capitalization
------------------------------

--------
Advisers
-------------------------------------------
[LOGO] AMERICAN CENTURY
[LOGO] THIRD AVENUE FUNDS
[LOGO] Thornburg Investment Management
-------------------------------------------

What is your investment outlook for the remainder of the year and into 2001?

We will continue to apply the same value discipline that we have practiced for over fifteen years. That is, we will employ a strict "bottom-up" stock selection approach with a very specific focus on individual companies' fundamentals and pricing, without regard to or influence by any macroeconomic outlook.

*Past performance is no guarantee of future results. Portfolio returns do not reflect the impact of sales charges.

**Focused Value Portfolio's return does not take into account sales charges. If it had, the total return would be lower. The Focused Value Portfolio's cumulative return since inception (Class A) is 30.08% for the period ending 10/31/00.

            2000 Annual Report                            Style Select Series(R)
International Equity Portfolio                                   [LOGO]

                                                                      ----------
                                                                      Fund Focus
                                                 -------------------------------
                                                 International Equity Portfolio
                                                 Class A Outperforms MSCI EAFE
                                                 Index for 12-Month Period Ended
                                                 October 31, 2000*
                                                 -------------------------------

Q&A

Michael Levy/Robert L. Reiner, Portfolio Managers
Bankers Trust

How did you manage your portion of the Portfolio over the past fiscal year?

We use the term "growth at a reasonable price" to describe our philosophy, which combines the best of the value and growth styles. Our team identifies undervalued stocks with long-term growth potential and a catalyst that may realize the inherent value of the company. This company-specific analysis seeks to identify the best investment opportunities, regardless of country, industry or sector.

This past fiscal year was a challenging one for international equity managers. Most world equity markets achieved new highs during the closing weeks of 1999, as Y2K fears abated. However, lingering concerns that stock valuations had become stretched while economic fundamentals were weakening led investors to flee European, Japanese, Asian and emerging equities markets during much of 2000. A series of interest rate increases in the U.S. and Europe, as well as Japan's first rate hike in a decade, further clouded investor sentiment. A dramatic rise in the tech-laden NASDAQ Composite Index in the early months of the fiscal year and a relatively tight correlation with foreign stocks offering similar attributes was followed by a sharp downturn in global equity indices beginning in mid-March. The dot.com bubble burst, and sectors rotated abruptly. Valuations, which seemed to matter little to investors during the first half of the period, suddenly became important.

Particularly impacting Europe was the inability of central banks to stop the euro currency from touching new lows against the US dollar and Japanese yen. In Japan, concerns regarding the pace of economic recovery and restructuring efforts unwound 20 months of strong Nikkei performance. Emerging markets were hurt by a belief that slower world economic growth would cut short domestic recovery and export demand.

Given this difficult environment, we are especially pleased to report that our portion of the International Equity Portfolio outperformed its benchmark, the MSCI EAFE Index. We maintained a neutral weighting in the European region with a preference for the continent, as the positive effects of Economic and Monetary Union are already being seen. We were underweight the United Kingdom and Japan, EAFE's largest markets, because better stock specific investment opportunities lay elsewhere. We significantly reduced exposure to Asia ex-Japan and emerging markets due to sensitivities to a slowing global economic growth rate. We remained buyers of Canada, the best performing market of the fiscal year, because of exciting technology, capital equipment and financial sector opportunities there.

Would you give us more specific examples?

Many stocks in the Portfolio were buffeted by heightened volatility and short-term sector rotations in world markets. We significantly reduced our exposure to the telecommunications and technology sectors on rich valuations, peaking fundamentals and higher capital expenditure requirements. We sold or trimmed several semiconductor-related companies such as ASM Lithography, STMicroelectronics, PC giant Fujitsu, Samsung Electronics, Hyundai Electronics and Malaysian Pacific Industries. We took profits in communications equipment manufacturers Nokia, Alcatel and Nortel and sold Ericsson. We reduced software names including Sema Group, Intershop Communications and Satyam Computer. We reduced or sold several telecom providers, including KPNQwest, Sonera, Telefonica, Cable & Wireless, Colt, NTT Docomo, SK Telecom and Telmex. Still, we maintained positions in attractively priced technology stocks.

We moved to an underweighted position in media, based on stretched valuations and the combination of a weakening global economy and expectations of a sharp fall-off in Internet advertising. We sold cable and broadcast players Canal Plus, NTL, PT Multimedia and Ucoma as well as media concerns Seat Pagine, TF1, News Corp., Singapore Press Holdings and Televisa.

We significantly re-oriented the Portfolio towards financial stocks. In the insurance group, we added Canada's Sun Life and Manulife, Italy's RAS and Generali, and Switzerland's Zurich Financial and Swiss Reinsurance. Other financials that were added include Germany's Dresdner Bank, Netherlands' ABN Amro and Fortis, Spain's Banco Popular, UK's Royal Bank of Scotland and Hungary's OTP Bank. We sold Japanese consumer finance companies Nichiei and Shohkoh Fund, due to deteriorating industry fundamentals.

Style Select Series 2000 Annual Report                       [LOGO] SunAmerica
                                                                    Mutual Funds

--------------
Fund Objective
------------------------------
Seeks long-term growth of
capital by investing in equity
securities of issuers in
countries other than the
United States
------------------------------

--------
Advisers
----------------------------------------
[LOGO] Bankers Trust
[LOGO] T. Rowe Price International, Inc.
----------------------------------------

We increased holdings in the energy and oil services sector to capture improving industry fundamentals and the recovery in drilling activity. Among our purchases were BP Amoco, Shell T&T, Petrobras, PetroChina, Petroleum Geo Services, Saipem and alternative energy play Vestas Wind Systems. We added to our position in Total Fina Elf.

Other activity in the Portfolio focused on defensive growth areas. In the consumer staples sector, we either established or added to positions in food retailer Ahold, food producers Nestle and Numico, household products manufacturer Reckitt Benckiser and tobacco firm Altadis. We overweighted pharmaceutical and biotechnology with Aventis, Elan, Glaxo Wellcome, Serono and Celltech. Select consumer discretionary firms that we viewed as more resilient to any consumption slowdown were also added. These included Japan's audio and video equipment leader Pioneer and France's luxury goods manufacturer Christian Dior.

What is your investment outlook for the remainder of the year and into 2001?

As we near the peak of the current interest rate cycle, we believe there is considerable room for rate reductions in the coming year to spur economic growth. We believe that in the near term earnings expansion may slow to reflect moderate global demand. Our most likely scenario is for a "soft landing."

In Europe, we anticipate a firmer euro and greater investor confidence in equities in the months ahead. In Japan, we believe that the much-trumpeted recovery offers little of substance for many deep-rooted and fundamental reasons. Thus, investors will need to be selective and willing to trade out of positions quickly in order to preserve gains in this contradictory market. In Asia ex-Japan and the emerging markets overall, concerns about slowing global growth, the global technology cycle, restructuring, commodity prices and the direction of the US economy are likely to continue to weigh on equities for the near term. However, profitability, domestic growth and attractive valuations are all supportive going forward, and we will look for opportunities to add to our exposure.

Overall, we believe that recent international market weakness can be attributed to short-term influences rather than fundamental economic or political crises seen in previous years. We remain constructive on the overseas markets over the long term, as demographics and public policy are favorable for continued and expanding equity ownership by investors throughout the world.

*Past performance is no guarantee of future results. Portfolio returns do not reflect the impact of sales charges. The MSCI EAFE Index is a widely-recognized, unmanaged index used to portray the pattern of common stock price movement in Europe, Australia and the Far East. Investors cannot actually make investments in these indices.


If you would like additional information:

      |_| Call FastFacts--Call our 24 hour automated account and fund information hotline at 800-654-4760.

      |_|   Visit www.sunamericafunds.com for more up-to-date information.

                             SunAmerica Mutual Funds
                      thanks you for your continued support

STYLE SELECT SERIES LOGO

STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2000

                                          LARGE-CAP        MID-CAP       AGGRESSIVE      LARGE-CAP                     SMALL-CAP
                                           GROWTH          GROWTH          GROWTH          VALUE          VALUE          VALUE
                                          PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                        -----------------------------------------------------------------------------------------
ASSETS:
Investment securities, at value*......  $122,682,661    $182,429,096    $402,793,775    $71,131,383   $138,008,172    $49,434,251
Repurchase agreements (cost equals
 market)..............................     3,286,000       7,330,000      34,501,000      2,528,000      7,538,000      2,704,000
Short-term securities*................     3,864,000       3,768,501      30,461,188      1,315,000      1,476,000             --
Cash..................................        71,147          31,796         886,597          6,140         26,814          7,432
Receivable for investments sold.......     1,245,726         954,485       3,128,894        374,681      2,348,378        341,729
Receivable for shares sold............       366,728       3,941,861       5,604,185        250,750        261,186        324,615
Interest and dividends receivable.....        20,807          42,337          27,912         72,535        138,186         44,379
Deferred organizational expenses......         4,237           9,383           9,358          4,237          9,358          4,237
Receivable from investment adviser....         2,722          25,825          95,687         32,049         30,822         20,460
Prepaid expenses and other assets.....         1,162           1,582           3,885          1,557          1,569            490
Receivable for variation margin on
 futures contracts....................            --              --              --             --         94,250             --
                                        ------------    ------------    ------------    -----------   ------------    -----------
  Total assets........................   131,545,190     198,534,866     477,512,481     75,716,332    149,932,735     52,881,593
                                        ------------    ------------    ------------    -----------   ------------    -----------
LIABILITIES:
Payable for investments purchased.....     3,192,211       7,704,934      20,971,651      1,171,671      3,048,337        268,330
Payable for shares redeemed...........       302,405         203,800         336,059         58,562        107,759         26,382
Other accrued expenses................       228,595         250,813         388,405        123,718        239,760        129,300
Investment advisory and management
 fees payable.........................       106,570         154,992         388,855         59,177        117,848         42,191
Distribution and service maintenance
 fees payable.........................        87,578         123,160         297,971         48,473         90,562         32,912
                                        ------------    ------------    ------------    -----------   ------------    -----------
  Total liabilities...................     3,917,359       8,437,699      22,382,941      1,461,601      3,604,266        499,115
                                        ------------    ------------    ------------    -----------   ------------    -----------
    Net assets........................  $127,627,831    $190,097,167    $455,129,540    $74,254,731   $146,328,469    $52,382,478
                                        ============    ============    ============    ===========   ============    ===========
*Identified cost
Investment securities.................  $102,044,757    $158,199,560    $325,477,671    $63,275,345   $126,365,361    $46,569,803
                                        ============    ============    ============    ===========   ============    ===========
Short-term securities.................  $  3,864,000    $  3,768,501    $ 30,461,188    $ 1,315,000   $  1,476,000    $        --
                                        ============    ============    ============    ===========   ============    ===========

See Notes to Financial Statements

                                                        STYLE SELECT SERIES LOGO

                                          LARGE-CAP        MID-CAP       AGGRESSIVE      LARGE-CAP                     SMALL-CAP
                                           GROWTH          GROWTH          GROWTH          VALUE          VALUE          VALUE
                                          PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                        -----------------------------------------------------------------------------------------
NET ASSETS WERE COMPOSED OF:
Common Stock, $.0001 par value
 (1 billion shares authorized)........  $        656    $        877    $      1,486    $       480   $        838    $       381
Paid-in capital.......................    97,334,692     128,156,150     308,456,576     63,705,417    119,854,081     50,032,386
                                        ------------    ------------    ------------    -----------   ------------    -----------
                                          97,335,348     128,157,027     308,458,062     63,705,897    119,854,919     50,032,767
Accumulated undistributed net
 investment income (loss).............        (4,268)         (8,167)        (56,534)       188,044        (15,182)        (3,153)
Accumulated undistributed net realized
 gain (loss) on investments, foreign
 currency, and other assets and
 liabilities..........................     9,658,847      37,718,775      69,411,908      2,504,752     14,870,221       (511,553)
Net unrealized appreciation on
 investments..........................    20,637,904      24,229,536      77,316,104      7,856,038     11,642,811      2,864,448
Net unrealized depreciation on futures
 contracts............................            --              --              --             --        (24,300)            --
Net unrealized depreciation on foreign
 currency, and other assets and
 liabilities..........................            --              (4)             --             --             --            (31)
                                        ------------    ------------    ------------    -----------   ------------    -----------
    Net assets........................  $127,627,831    $190,097,167    $455,129,540    $74,254,731   $146,328,469    $52,382,478
                                        ============    ============    ============    ===========   ============    ===========
CLASS A:
Net assets............................  $ 35,549,151    $ 59,348,427    $162,800,868    $19,500,092   $ 52,062,408    $17,188,290
Shares outstanding....................     1,801,215       2,686,036       5,219,071      1,242,400      2,930,201      1,234,469
Net asset value and redemption price
 per share............................  $      19.74    $      22.10    $      31.19    $     15.70   $      17.77    $     13.92
Maximum sales charge (5.75% of
 offering price)......................          1.20            1.35            1.90           0.96           1.08           0.85
                                        ------------    ------------    ------------    -----------   ------------    -----------
Maximum offering price to public......  $      20.94    $      23.45    $      33.09    $     16.66   $      18.85    $     14.77
                                        ============    ============    ============    ===========   ============    ===========
CLASS B:
Net assets............................  $ 59,530,728    $ 98,089,263    $217,962,553    $34,140,236   $ 79,261,045    $22,592,534
Shares outstanding....................     3,079,515       4,566,507       7,190,651      2,219,186      4,578,642      1,655,320
Net asset value, offering and
 redemption price per share (excluding
 any applicable contingent deferred
 sales charge)........................  $      19.33    $      21.48    $      30.31    $     15.38   $      17.31    $     13.65
                                        ============    ============    ============    ===========   ============    ===========
CLASS II:
Net assets............................  $ 32,547,952    $ 32,659,477    $ 71,127,185    $19,717,077   $ 14,651,727    $12,195,323
Shares outstanding....................     1,683,552       1,518,824       2,347,025      1,280,817        846,679        893,098
Net asset value and redemption price
 per share (excluding any applicable
 contingent deferred sales charge)....  $      19.33    $      21.50    $      30.31    $     15.39   $      17.30    $     13.66
Maximum sales charge (1.00% of
 offering price)......................          0.20            0.22            0.31           0.16           0.17           0.14
                                        ------------    ------------    ------------    -----------   ------------    -----------
Maximum offering price to public......  $      19.53    $      21.72    $      30.62    $     15.55   $      17.47    $     13.80
                                        ============    ============    ============    ===========   ============    ===========
CLASS Z:
Net assets............................  $         --    $         --    $  3,238,934    $   897,326   $    353,289    $   406,331
Shares outstanding....................            --              --         102,134         56,299         19,601         28,793
Net asset value, offering and
 redemption price per share...........  $         --    $         --    $      31.71    $     15.94   $      18.02    $     14.11
                                        ============    ============    ============    ===========   ============    ===========

See Notes to Financial Statements

STYLE SELECT SERIES LOGO

                                                                          FOCUSED
                                                          FOCUSED         GROWTH                       INTERNATIONAL
                                          FOCUS           TECHNET       AND INCOME     FOCUSED VALUE      EQUITY
                                        PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                      ------------------------------------------------------------------------------
ASSETS:
Investment securities, at value*....  $1,682,134,938   $214,255,753    $194,794,042    $139,405,151    $103,898,180
Repurchase agreements (cost equals
 market)............................              --     36,773,000      10,434,000       7,704,000       6,436,000
Short-term securities*..............     265,795,381             --      13,200,000              --       2,251,720
Cash................................         368,001          3,293          56,560           1,836         801,330
Foreign cash........................              --             --              --              --         588,559
Receivable for investments sold.....      92,531,210      5,584,161       3,364,614       6,688,816       4,001,436
Receivable for shares sold..........      13,374,000      5,807,477       1,220,596       2,315,245       5,615,424
Interest and dividends receivable...          27,090          8,249          32,164         139,893         156,688
Deferred organizational expenses....           8,682             --           4,237              --           9,358
Receivable from investment
 adviser............................           6,640        100,231         125,940          73,048          31,280
Prepaid expenses and other assets...          29,815            913           1,689           1,707           1,140
Foreign currency contracts..........              --             --              --              --       1,972,697
Unrealized appreciation on forward
 foreign currency contracts.........              --             --              --              --          79,296
                                      --------------   ------------    ------------    ------------    ------------
  Total assets......................   2,054,275,757    262,533,077     223,233,842     156,329,696     125,843,108
                                      --------------   ------------    ------------    ------------    ------------
LIABILITIES:
Payable for investments purchased...     193,093,521     14,941,041       6,886,701       8,296,975       4,605,931
Payable for shares redeemed.........       2,469,965        225,481         207,405          39,007          50,914
Distribution and service maintenance
 fees payable.......................       1,337,262        155,447         149,240          92,196          69,878
Investment advisory and management
 fees payable.......................       1,331,601        254,040         184,039         112,640         100,609
Other accrued expenses..............       1,227,703        214,294         188,772         132,891         281,384
Due to custodian bank...............              --             --              --              37              --
Foreign currency contracts..........              --             --              --              --       1,969,738
Unrealized depreciation on forward
 foreign currency contracts.........              --             --              --              --          77,982
                                      --------------   ------------    ------------    ------------    ------------
  Total liabilities.................     199,460,052     15,790,303       7,616,157       8,673,746       7,156,436
                                      --------------   ------------    ------------    ------------    ------------
    Net assets......................  $1,854,815,705   $246,742,774    $215,617,685    $147,655,950    $118,686,672
                                      ==============   ============    ============    ============    ============
*Identified cost
Investment securities...............  $1,608,650,589   $201,486,130    $177,629,015    $121,676,067    $101,449,926
                                      ==============   ============    ============    ============    ============
Short-term securities...............  $  265,795,381   $         --    $ 13,200,000    $         --    $  2,251,720
                                      ==============   ============    ============    ============    ============

See Notes to Financial Statements

                                                        STYLE SELECT SERIES LOGO

                                                                            FOCUSED
                                                            FOCUSED         GROWTH                       INTERNATIONAL
                                            FOCUS           TECHNET       AND INCOME     FOCUSED VALUE      EQUITY
                                          PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                        ------------------------------------------------------------------------------
NET ASSETS WERE COMPOSED OF:
Common Stock, $.0001 par value
 (1 billion shares authorized)........  $        8,741   $      1,593    $      1,121    $        912    $        834
Paid-in capital.......................   1,755,887,055    243,090,336     195,510,568     124,006,524     109,296,509
                                        --------------   ------------    ------------    ------------    ------------
                                         1,755,895,796    243,091,929     195,511,689     124,007,436     109,297,343
Accumulated undistributed net
 investment (loss)....................         (17,710)            --          (3,505)           (667)       (195,694)
Accumulated undistributed net realized
 gain (loss) on investments, foreign
 currency, and other assets and
 liabilities..........................      25,453,270     (9,118,778)      2,944,474       5,920,222       7,140,143
Net unrealized appreciation on
 investments..........................      73,484,349     12,769,623      17,165,027      17,729,084       2,448,254
Net unrealized depreciation on foreign
 currency, and other assets and
 liabilities..........................              --             --              --            (125)         (3,374)
                                        --------------   ------------    ------------    ------------    ------------
    Net assets........................  $1,854,815,705   $246,742,774    $215,617,685    $147,655,950    $118,686,672
                                        ==============   ============    ============    ============    ============
CLASS A:
Net assets............................  $  401,754,056   $ 89,371,313    $ 62,163,718    $ 40,754,521    $ 49,085,256
Shares outstanding....................      18,698,434      5,758,238       3,185,285       2,506,673       3,398,272
Net asset value and redemption price
 per share............................  $        21.49   $      15.52    $      19.52    $      16.26    $      14.44
Maximum sales charge (5.75% of
 offering price)......................            1.31           0.95            1.19            0.99            0.88
                                        --------------   ------------    ------------    ------------    ------------
Maximum offering price to public......  $        22.80   $      16.47    $      20.71    $      17.25    $      15.32
                                        ==============   ============    ============    ============    ============
CLASS B:
Net assets............................  $  641,205,379   $ 70,072,716    $ 83,480,301    $ 33,417,752    $ 48,901,181
Shares outstanding....................      30,327,230      4,530,396       4,365,183       2,067,767       3,474,334
Net asset value, offering and
 redemption price per share (excluding
 any applicable contingent deferred
 sales charge)........................  $        21.14   $      15.47    $      19.12    $      16.16    $      14.07
                                        ==============   ============    ============    ============    ============
CLASS C:
Net assets............................  $    6,187,705   $    630,351              --              --    $         --
Shares outstanding....................         292,657         40,743              --              --              --
Net asset value, offering and
 redemption price per share (excluding
 any applicable contingent deferred
 sales charge)........................  $        21.14   $      15.47    $         --    $         --    $         --
                                        ==============   ============    ============    ============    ============
CLASS II:
Net assets............................  $  793,145,915   $ 86,105,430    $ 69,825,669    $ 73,483,677    $ 20,367,122
Shares outstanding....................      37,516,066      5,564,311       3,653,711       4,547,354       1,446,942
Net asset value and redemption price
 per share (excluding any applicable
 contingent deferred sales charge)....  $        21.14   $      15.47    $      19.11    $      16.16    $      14.08
Maximum sales charge (1.00% of
 offering price)......................            0.21           0.16            0.19            0.16            0.14
                                        --------------   ------------    ------------    ------------    ------------
Maximum offering price to public......  $        21.35   $      15.63    $      19.30    $      16.32    $      14.22
                                        ==============   ============    ============    ============    ============
CLASS Z:
Net assets............................  $   12,522,650   $    562,964    $    147,997    $         --    $    333,113
Shares outstanding....................         579,257         36,259           7,584              --          22,698
Net asset value, offering and
 redemption price per share...........  $        21.62   $      15.53    $      19.51    $         --    $      14.68
                                        ==============   ============    ============    ============    ============

See Notes to Financial Statements

STYLE SELECT SERIES LOGO

STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 2000

                                                   LARGE-CAP      MID-CAP     AGGRESSIVE    LARGE-CAP                  SMALL-CAP
                                                     GROWTH       GROWTH        GROWTH        VALUE         VALUE        VALUE
                                                   PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO
                                                   ------------------------------------------------------------------------------
INVESTMENT INCOME:
Income:
  Interest.......................................  $  336,367   $   576,273   $ 2,614,355   $  163,771   $   412,937   $  276,335
  Dividends*.....................................     486,842       297,908       481,747    1,444,882     2,608,598      806,247
                                                   ----------   -----------   -----------   ----------   -----------   ----------
    Total investment income......................     823,209       874,181     3,096,102    1,608,653     3,021,535    1,082,582
                                                   ----------   -----------   -----------   ----------   -----------   ----------
Expenses:
  Investment advisory and management fees........   1,284,121     1,735,805     4,383,211      629,304     1,489,746      471,360
  Distribution and service maintenance fees
    Class A......................................     121,680       187,749       532,245       57,231       183,495       54,523
    Class B......................................     612,993       930,473     2,170,897      310,656       830,082      217,503
    Class II.....................................     284,961       248,270       611,057      149,172       132,812       95,423
  Transfer agent fees and expenses
    Class A......................................     103,653       141,622       460,001       50,077       170,110       50,738
    Class B......................................     167,744       243,461       588,012       93,059       249,683       71,430
    Class II.....................................      76,603        65,335       165,676       43,854        39,048       30,464
    Class Z......................................          --            --        21,530       21,675        21,533       21,537
  Registration fees
    Class A......................................          --            --         1,304        3,969            --           --
    Class B......................................          --            --         1,905           --            --           --
    Class II.....................................          --         4,087        19,836       12,303         7,140        5,497
    Class Z......................................          --            --         6,359        5,898         4,702        4,201
  Custodian fees and expenses....................     134,896       148,524       318,361      132,970       147,382      125,329
  Printing expense...............................       6,100        65,435       160,949       24,216        98,605        5,980
  Trustees' fees and expenses....................       5,094         7,296        16,671        4,176         8,799        2,866
  Audit and tax consulting fees..................       2,625        33,398        29,942       30,407        31,056       28,864
  Amortization of organizational expenses........       2,196         9,004         9,004        2,196         9,004        2,196
  Insurance expense..............................         215           241           602          145           256          123
  Legal fees and expenses........................          --         4,785         7,450           --         4,825           --
  Miscellaneous expenses.........................         849           919         1,971          699         1,186        2,896
                                                   ----------   -----------   -----------   ----------   -----------   ----------
    Total expenses...............................   2,803,730     3,826,404     9,506,983    1,572,007     3,429,464    1,190,930
    Less: expenses waived/reimbursed by
      investment adviser.........................          --            --            --     (152,595)     (147,237)    (148,764)
    Less: custody credits earned on cash
      balances...................................      (2,870)       (7,214)      (14,204)      (3,755)       (6,065)      (1,256)
                                                   ----------   -----------   -----------   ----------   -----------   ----------
    Net expenses.................................   2,800,860     3,819,190     9,492,779    1,415,657     3,276,162    1,040,910
                                                   ----------   -----------   -----------   ----------   -----------   ----------
Net investment income (loss).....................  (1,977,651)   (2,945,009)   (6,396,677)     192,996      (254,627)      41,672
                                                   ----------   -----------   -----------   ----------   -----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized gain on investments.................  11,814,463    41,281,162    78,527,231    2,801,643    15,989,760    2,143,749
Net realized (loss) gain on written options
 contracts.......................................          --            --     1,499,236           --            --           --
Net realized (loss) on futures and options
 contracts.......................................          --            --    (3,062,931)          --      (114,866)          --
Net realized gain (loss) on foreign currency and
 other assets and liabilities....................          --             3            --          (14)        2,471         (248)
Net change in unrealized
 appreciation/depreciation of investments........    (268,981)    5,236,311     6,186,470    5,051,768    (1,267,454)   5,697,043
Net change in unrealized
 appreciation/depreciation on written options
 contracts.......................................          --            --        38,060           --            --           --
Net change in unrealized
 appreciation/depreciation on futures
 contracts.......................................          --            --            --           --       (24,300)          --
Net change in unrealized
 appreciation/depreciation on foreign currency
 and other assets and liabilities................          --            (4)           --           --            --          (58)
                                                   ----------   -----------   -----------   ----------   -----------   ----------
Net realized and unrealized gain on investments,
 foreign currency and other assets and
 liabilities.....................................  11,545,482    46,517,472    83,188,066    7,853,397    14,585,611    7,840,486
                                                   ----------   -----------   -----------   ----------   -----------   ----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS:................................  $9,567,831   $43,572,463   $76,791,389   $8,046,393   $14,330,984   $7,882,158
                                                   ==========   ===========   ===========   ==========   ===========   ==========
*Net of foreign withholding taxes on dividends
 of..............................................  $    5,115   $     1,490   $     9,509   $    8,747   $     6,981   $    2,710
                                                   ==========   ===========   ===========   ==========   ===========   ==========

See Notes to Financial Statements

                                                        STYLE SELECT SERIES LOGO

STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 2000 -- (CONTINUED)

                                                                                          FOCUSED
                                                                            FOCUSED       GROWTH        FOCUSED     INTERNATIONAL
                                                              FOCUS         TECHNET     AND INCOME       VALUE         EQUITY
                                                            PORTFOLIO     PORTFOLIO@     PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                           ----------------------------------------------------------------------
INVESTMENT INCOME:
Income:
  Interest...............................................  $  7,427,471   $   531,232   $   939,266   $   233,628    $   238,067
  Dividends*.............................................     4,017,379         9,501       539,925     1,029,260      1,233,023
                                                           ------------   -----------   -----------   -----------    -----------
    Total investment income..............................    11,444,850       540,733     1,479,191     1,262,888      1,471,090
                                                           ------------   -----------   -----------   -----------    -----------
Expenses:
  Investment advisory and management fees................    13,196,864     1,025,920     1,778,603       743,756      1,225,017
  Distribution and service maintenance fees
    Class A..............................................     1,186,074       105,281       188,783        85,099        130,871
    Class B..............................................     5,527,594       235,762       730,278       153,458        555,736
    Class C..............................................         9,269         1,791            --            --             --
    Class II.............................................     6,499,351       282,109       508,875       347,158        181,751
  Transfer agent fees and expenses
    Class A..............................................       871,609        75,315       143,302        59,023        105,469
    Class B..............................................     1,401,274        58,148       196,214        39,600        161,342
    Class C..............................................         3,667         1,062            --            --             --
    Class II.............................................     1,617,483        69,133       131,912        84,914         53,070
    Class Z..............................................        14,294         1,305         1,170            --         20,184
  Registration fees
    Class A..............................................       121,392        41,997        30,993        40,208             --
    Class B..............................................       204,890        36,797        21,952        36,079             --
    Class C..............................................        13,554        13,269            --            --             --
    Class II.............................................       274,018        43,368        34,302        53,687         10,020
    Class Z..............................................        16,472        11,108           650            --          5,622
  Custodian fees and expenses............................       944,686        96,518       146,156       128,087        271,641
  Printing expense.......................................       496,574        63,015        39,088        48,931         59,094
  Trustees' fees and expenses............................        48,806           852         5,286         1,893          2,973
  Audit and tax consulting fees..........................        30,847        23,447        28,348        28,605         35,309
  Legal fees and expenses................................        28,317        56,742            --        17,733          3,256
  Amortization of organizational expenses................         3,404            --         2,196            --          9,004
  Insurance expense......................................         2,194            99           234           113            996
  Miscellaneous expenses.................................         5,752         1,085         1,400         1,620            640
                                                           ------------   -----------   -----------   -----------    -----------
    Total expenses.......................................    32,518,385     2,244,123     3,989,742     1,869,964      2,831,995
    Less: expenses waived/reimbursed by investment
      adviser............................................      (687,498)     (276,873)     (597,931)     (387,013)       (84,141)
    Less: custody credits earned on cash balances........       (44,483)      (12,775)       (3,889)       (4,728)        (8,953)
                                                           ------------   -----------   -----------   -----------    -----------
    Net expenses.........................................    31,786,404     1,954,475     3,387,922     1,478,223      2,738,901
                                                           ------------   -----------   -----------   -----------    -----------
Net investment (loss)....................................   (20,341,554)   (1,413,742)   (1,908,731)     (215,335)    (1,267,811)
                                                           ------------   -----------   -----------   -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized gain (loss) on investments..................    29,009,454    (8,850,785)    5,486,743     6,100,343      9,699,199
Net realized (loss) on written options contracts.........    (2,172,204)           --      (248,169)           --        155,087
Net realized loss on futures and purchased options
 contracts...............................................            --      (145,127)           --            --       (677,326)
Net realized gain on foreign currency and other assets
 and liabilities.........................................            --            --            21           689        155,590
Net change in unrealized appreciation/depreciation on
 investments.............................................   (44,256,215)   12,769,623     7,797,223    17,729,084     (9,331,301)
Net change in unrealized appreciation/depreciation on
 foreign currency and other assets and liabilities.......            --            --           (12)         (125)       (11,014)
                                                           ------------   -----------   -----------   -----------    -----------
Net realized and unrealized gain (loss) on investments,
 foreign currency and other assets and liabilities.......   (17,418,965)    3,773,711    13,035,806    23,829,991         (9,765)
                                                           ------------   -----------   -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS:........................................  $(37,760,519)  $ 2,359,969   $11,127,075   $23,614,656    $(1,277,576)
                                                           ============   ===========   ===========   ===========    ===========
*Net of foreign withholding taxes on dividends of........  $     56,696   $        --   $     2,467   $     2,364    $   193,954
                                                           ============   ===========   ===========   ===========    ===========

@ Commenced Operations May 22, 2000

See Notes to Financial Statements

STYLE SELECT SERIES LOGO

STATEMENT OF CHANGES IN NET ASSETS

                                                    LARGE-CAP GROWTH PORTFOLIO      MID-CAP GROWTH PORTFOLIO
                                                   ----------------------------   -----------------------------
                                                   FOR THE YEAR    FOR THE YEAR   FOR THE YEAR    FOR THE YEAR
                                                       ENDED          ENDED           ENDED           ENDED
                                                    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                                       2000            1999           2000            1999
                                                   ------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment (loss)..........................  $ (1,977,651)   $(1,137,506)   $ (2,945,009)   $ (1,951,299)
  Net realized gain on investments...............    11,814,463      4,070,851      41,281,162      16,802,129
  Net realized gain (loss) on foreign currency
    and other assets and liabilities.............            --              2               3            (498)
  Net change in unrealized
    appreciation/depreciation on investments.....      (268,981)    16,386,674       5,236,311      13,995,487
  Net change in unrealized depreciation on
    foreign currency, other assets and
    liabilities..................................            --             --              (4)             --
                                                   ------------    -----------    ------------    ------------
  Net increase in net assets resulting from
    operations...................................     9,567,831     19,320,021      43,572,463      28,845,819
                                                   ------------    -----------    ------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains on investments
    (Class A)....................................      (848,381)            --      (4,655,172)     (1,375,514)
  From net realized gains on investments
    (Class B)....................................    (1,572,067)            --      (8,472,206)     (2,566,792)
  From net realized gains on investments
    (Class II)...................................      (604,576)            --      (1,702,654)       (382,661)
                                                   ------------    -----------    ------------    ------------
Total dividends and distributions to
 shareholders....................................    (3,025,024)            --     (14,830,032)     (4,324,967)
                                                   ------------    -----------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM CAPITAL SHARE TRANSACTIONS (NOTE 8)........    22,684,877     31,248,547      38,491,303      (1,809,150)
                                                   ------------    -----------    ------------    ------------

TOTAL INCREASE IN NET ASSETS.....................    29,227,684     50,568,568      67,233,734      22,711,702

NET ASSETS:
Beginning of period..............................    98,400,147     47,831,579     122,863,433     100,151,731
                                                   ------------    -----------    ------------    ------------
End of period [including undistributed net
  investment income (loss) for October 31, 2000
  and October 31, 1999 of ($4,268), ($2,363),
  ($8,167), ($5,903), respectively]..............  $127,627,831    $98,400,147    $190,097,167    $122,863,433
                                                   ============    ===========    ============    ============

------------------

See Notes to Financial Statements

                                                        STYLE SELECT SERIES LOGO

                                                      AGGRESSIVE GROWTH PORTFOLIO     LARGE-CAP VALUE PORTFOLIO
                                                     -----------------------------   ---------------------------
                                                     FOR THE YEAR    FOR THE YEAR    FOR THE YEAR   FOR THE YEAR
                                                         ENDED           ENDED          ENDED          ENDED
                                                      OCTOBER 31,     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                         2000            1999            2000           1999
                                                     -----------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income (loss).....................  $ (6,396,677)   $ (2,994,363)   $   192,996    $   (78,769)
  Net realized gain on investments.................    78,527,231      42,805,808      2,801,643      1,241,999
  Net realized (loss) on options contracts.........    (1,563,695)     (1,510,002)            --             --
  Net realized gain (loss) on foreign currency and
    other assets and liabilities...................            --              --            (14)             5
  Net change in unrealized appreciation on
    investments....................................     6,186,470      48,575,991      5,051,768      3,995,010
  Net change in unrealized
    appreciation/depreciation on written options
    contracts......................................        38,060          (2,272)            --             --
                                                     ------------    ------------    -----------    -----------
  Net increase in net assets resulting from
    operations.....................................    76,791,389      86,875,162      8,046,393      5,158,245
                                                     ------------    ------------    -----------    -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains on investments
    (Class A)......................................   (12,050,143)             --       (346,932)       (80,398)
  From net realized gains on investments
    (Class B)......................................   (18,113,404)             --       (689,761)      (180,925)
  From net realized gains on investments
    (Class II).....................................    (3,525,596)             --       (273,043)       (37,456)
  From net realized gains on investments
    (Class Z)......................................       (80,760)             --         (5,291)        (1,202)
                                                     ------------    ------------    -----------    -----------
Total dividends and distributions to
 shareholders......................................   (33,769,903)             --     (1,315,027)      (299,981)
                                                     ------------    ------------    -----------    -----------

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
 SHARE TRANSACTIONS (NOTE 8).......................   145,176,321      38,219,588      9,200,214      6,363,980
                                                     ------------    ------------    -----------    -----------

TOTAL INCREASE IN NET ASSETS.......................   188,197,807     125,094,750     15,931,580     11,222,244

NET ASSETS:
Beginning of period................................   266,931,733     141,836,983     58,323,151     47,100,907
                                                     ------------    ------------    -----------    -----------
End of period [including undistributed net
  investment income (loss) for October 31, 2000 and
  October 31, 1999 of ($56,534), ($19,200),
  $188,044, and ($2,234), respectively]............  $455,129,540    $266,931,733    $74,254,731    $58,323,151
                                                     ============    ============    ===========    ===========

------------------

See Notes to Financial Statements

STYLE SELECT SERIES LOGO

                                                            VALUE PORTFOLIO           SMALL-CAP VALUE PORTFOLIO
                                                     -----------------------------   ---------------------------
                                                     FOR THE YEAR    FOR THE YEAR    FOR THE YEAR   FOR THE YEAR
                                                         ENDED           ENDED          ENDED          ENDED
                                                      OCTOBER 31,     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                         2000            1999            2000           1999
                                                     -----------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income (loss).....................  $   (254,627)   $     49,109    $    41,672    $   (19,799)
  Net realized gain (loss) on investments..........    15,989,760      13,645,902      2,143,749     (1,426,602)
  Net realized gain (loss) on futures contracts....      (114,866)          7,640             --             --
  Net realized gain (loss) on foreign currency and
    other assets and liabilities...................         2,471              --           (248)            --
  Net change in unrealized
    appreciation/depreciation on investments.......    (1,267,454)      7,458,536      5,697,043      4,526,089
  Net change in unrealized depreciation on futures
    contracts......................................       (24,300)             --             --             --
  Net change in unrealized
    appreciation/depreciation on foreign currency,
    other assets and liabilities...................            --              70            (58)            27
                                                     ------------    ------------    -----------    -----------
  Net increase in net assets resulting from
    operations.....................................    14,330,984      21,161,257      7,882,158      3,079,715
                                                     ------------    ------------    -----------    -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains on investments (Class
    A).............................................    (2,614,539)             --             --             --
  From net realized gains on investments (Class
    B).............................................    (4,224,970)             --             --             --
  From net realized gains on investments (Class
    II)............................................      (597,058)             --             --             --
  From net realized gains on investments (Class
    Z).............................................        (3,372)             --             --             --
                                                     ------------    ------------    -----------    -----------
Total dividends and distributions to
 shareholders......................................    (7,439,939)             --             --             --
                                                     ------------    ------------    -----------    -----------

NET (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
 SHARE TRANSACTIONS (NOTE 8).......................   (27,305,302)    (51,925,266)      (882,455)    (4,812,242)
                                                     ------------    ------------    -----------    -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS............   (20,414,257)    (30,764,009)     6,999,703     (1,732,527)

NET ASSETS:
Beginning of period................................   166,742,726     197,506,735     45,382,775     47,115,302
                                                     ------------    ------------    -----------    -----------
End of period [including undistributed net
  investment income (loss) for October 31, 2000 and
  October 31, 1999 of ($15,182), $32,289, ($3,153),
  ($2,195), respectively]..........................  $146,328,469    $166,742,726    $52,382,478    $45,382,775
                                                     ============    ============    ===========    ===========

------------------

See Notes to Financial Statements

                                                        STYLE SELECT SERIES LOGO

                                                                                               FOCUSED TECHNET
                                                                     FOCUS PORTFOLIO              PORTFOLIO
                                                              ------------------------------   ---------------
                                                                                               FOR THE PERIOD
                                                               FOR THE YEAR    FOR THE YEAR     MAY 22, 2000*
                                                                  ENDED            ENDED           THROUGH
                                                               OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                                   2000            1999             2000
                                                              ------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment (loss).....................................  $  (20,341,554)  $ (4,229,420)    $ (1,413,742)
  Net realized gain (loss) on investments...................      29,009,454     14,151,972       (8,850,785)
  Net realized loss on options contracts....................      (2,172,204)      (117,396)        (145,127)
  Net change in unrealized appreciation/depreciation of
    investments.............................................     (44,256,215)   111,104,979       12,769,623
                                                              --------------   ------------     ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................     (37,760,519)   120,910,135        2,359,969
                                                              --------------   ------------     ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains on investments (Class A)..........        (928,076)            --               --
  From net realized gains on investments (Class B)..........      (1,517,098)            --               --
  From net realized gains on investments (Class II).........      (1,544,641)            --               --
  From net realized gains on investments (Class Z)..........         (15,284)            --               --
                                                              --------------   ------------     ------------
Total dividends and distributions to shareholders...........      (4,005,099)            --               --
                                                              --------------   ------------     ------------

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 8)......................................   1,191,258,148    473,439,111      244,382,805
                                                              --------------   ------------     ------------

TOTAL INCREASE IN NET ASSETS................................   1,149,492,530    594,349,246      246,742,774

NET ASSETS:
Beginning of period.........................................     705,323,175    110,973,929               --
                                                              --------------   ------------     ------------
End of period [including undistributed net investment (loss)
  for October 31, 2000 and October 31, 1999 of ($17,710),
  ($3,794), and $0, respectively]...........................  $1,854,815,705   $705,323,175     $246,742,774
                                                              ==============   ============     ============

------------------
* Commencement of Operations

See Notes to Financial Statements

STYLE SELECT SERIES LOGO

                                                FOCUSED GROWTH AND INCOME      FOCUSED VALUED
                                                        PORTFOLIO                 PORTFOLIO       INTERNATIONAL EQUITY PORTFOLIO
                                               ----------------------------   -----------------   -------------------------------
                                               FOR THE YEAR    FOR THE YEAR    FOR THE PERIOD      FOR THE YEAR     FOR THE YEAR
                                                   ENDED          ENDED       NOVEMBER 1, 1999*        ENDED            ENDED
                                                OCTOBER 31,    OCTOBER 31,         THROUGH          OCTOBER 31,      OCTOBER 31,
                                                   2000            1999       OCTOBER 31, 2000         2000             1999
                                               ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment (loss)......................  $ (1,908,731)   $  (306,170)     $   (215,335)       $ (1,267,811)    $  (593,312)
  Net realized gain on investments...........     5,486,743      5,923,715         6,100,343           9,699,199       4,703,415
  Net realized (loss) on options contracts...      (248,169)       (20,023)               --            (177,990)        (77,740)
  Net realized (loss) on futures contracts...            --             --                --            (344,249)       (395,185)
  Net realized gain (loss) on foreign
    currency and other assets and
    liabilities..............................            21           (172)              689             155,590        (794,038)
  Net change in unrealized appreciation/
    depreciation on investments..............     7,797,223      8,377,336        17,729,084          (9,331,301)     10,213,074
  Net change in unrealized appreciation on
    futures contracts........................            --             --                --                  --         157,105
  Net change in unrealized appreciation/
    depreciation of foreign currency and
    other assets and liabilities.............           (12)            12              (125)            (11,014)        369,570
                                               ------------    -----------      ------------        ------------     -----------
  Net increase (decrease) in net assets
    resulting from operations................    11,127,075     13,974,698        23,614,656          (1,277,576)     13,582,889
                                               ------------    -----------      ------------        ------------     -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains on investments
    (Class A)................................    (1,836,498)      (130,146)               --                  --        (106,783)
  From net realized gains on investments
    (Class B)................................    (2,598,962)      (234,029)               --                  --        (193,653)
  From net realized gains on investments
    (Class II)...............................    (1,269,564)       (35,835)               --                  --         (33,985)
  From net realized gains on investments
    (Class Z)................................            --             --                --                  --            (586)
                                               ------------    -----------      ------------        ------------     -----------
Total dividends and distributions to
 shareholders................................    (5,705,024)      (400,010)               --                  --        (335,007)
                                               ------------    -----------      ------------        ------------     -----------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL SHARE TRANSACTIONS
 (NOTE 8)....................................   125,659,556     42,515,184       124,041,294          31,558,724      (9,204,051)
                                               ------------    -----------      ------------        ------------     -----------

TOTAL INCREASE IN NET ASSETS.................   131,081,607     56,089,872       147,655,950          30,281,148       4,043,831

NET ASSETS:
Beginning of period..........................    84,536,078     28,446,206                --          88,405,524      84,361,693
                                               ------------    -----------      ------------        ------------     -----------
End of period [including undistributed net
  investment (loss) for October 31, 2000 and
  October 31, 1999 of ($3,505), ($1,762),
  ($667), ($195,694), and ($60,065),
  respectively]..............................  $215,617,685    $84,536,078      $147,655,950        $118,686,672     $88,405,524
                                               ============    ===========      ============        ============     ===========

------------------
* Commencement of Operations

See Notes to Financial Statements

                                                        STYLE SELECT SERIES LOGO

FINANCIAL HIGHLIGHTS

                                                                   NET                   DIVIDENDS
                                                               GAIN (LOSS)     TOTAL       FROM     DISTRI-            NET
                                          NET ASSET    NET      ON INVEST-      FROM        NET     BUTIONS           ASSET
                                           VALUE,    INVEST-   MENTS (BOTH    INVEST-     INVEST-    FROM     TOTAL   VALUE,
                 PERIOD                   BEGINNING    MENT    REALIZED AND     MENT       MENT     CAPITAL  DISTRI-  END OF
                 ENDED                    OF PERIOD  LOSS(1)   UNREALIZED)   OPERATIONS   INCOME     GAINS   BUTIONS  PERIOD
----------------------------------------  ---------  --------  ------------  ----------  ---------  -------  -------  ------
LARGE-CAP GROWTH PORTFOLIO
                                                          CLASS A
10/15/97-10/31/97.......................   $12.50     $   --      $(0.71)      $(0.71)    $   --    $    --  $   --   $11.79
10/31/98................................    11.79      (0.11)       2.05         1.94      (0.01)        --   (0.01)   13.72
10/31/99................................    13.72      (0.16)       4.67         4.51         --         --      --    18.23
10/31/2000..............................    18.23      (0.23)       2.29         2.06         --      (0.55)  (0.55)   19.74
                                                          CLASS B
10/15/97-10/31/97.......................    12.50         --       (0.71)       (0.71)        --         --      --    11.79
10/31/98................................    11.79      (0.21)       2.04         1.83         --         --      --    13.62
10/31/99................................    13.62      (0.27)       4.63         4.36         --         --      --    17.98
10/31/2000..............................    17.98      (0.36)       2.26         1.90         --      (0.55)  (0.55)   19.33
                                                          CLASS II
10/15/97-10/31/97.......................    12.50         --       (0.72)       (0.72)        --         --      --    11.78
10/31/98................................    11.78      (0.20)       2.04         1.84         --         --      --    13.62
10/31/99................................    13.62      (0.27)       4.62         4.35         --         --      --    17.97
10/31/2000..............................    17.97      (0.36)       2.27         1.91         --      (0.55)  (0.55)   19.33
----------------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH PORTFOLIO
                                                          CLASS A
11/19/96-10/31/97.......................   $12.50     $(0.16)     $ 1.37       $ 1.21     $   --    $    --  $   --   $13.71
10/31/98................................    13.71      (0.18)       1.07         0.89         --         --      --    14.60
10/31/99................................    14.60      (0.21)       4.42         4.21         --      (0.64)  (0.64)   18.17
10/31/2000..............................    18.17      (0.28)       6.38         6.10         --      (2.17)  (2.17)   22.10
                                                          CLASS B
11/19/96-10/31/97.......................    12.50      (0.25)       1.38         1.13         --         --      --    13.63
10/31/98................................    13.63      (0.27)       1.06         0.79         --         --      --    14.42
10/31/99................................    14.42      (0.31)       4.34         4.03         --      (0.64)  (0.64)   17.81
10/31/2000..............................    17.81      (0.41)       6.25         5.84         --      (2.17)  (2.17)   21.48
                                                          CLASS II
3/06/97-10/31/97........................    11.93      (0.18)       1.89         1.71         --         --      --    13.64
10/31/98................................    13.64      (0.27)       1.06         0.79         --         --      --    14.43
10/31/99................................    14.43      (0.32)       4.36         4.04         --      (0.64)  (0.64)   17.83
10/31/2000..............................    17.83      (0.41)       6.25         5.84         --      (2.17)  (2.17)   21.50
----------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH PORTFOLIO
                                                          CLASS A
11/19/96-10/31/97.......................   $12.50     $(0.11)     $ 3.51       $ 3.40     $   --    $    --  $   --   $15.90
10/31/98................................    15.90      (0.16)       0.87         0.71         --      (0.11)  (0.11)   16.50
10/31/99................................    16.50      (0.23)       9.86         9.63         --         --      --    26.13
10/31/2000..............................    26.13      (0.35)       8.65         8.30         --      (3.24)  (3.24)   31.19
                                                          CLASS B
11/19/96-10/31/97.......................    12.50      (0.24)       3.54         3.30         --         --      --    15.80
10/31/98................................    15.80      (0.27)       0.87         0.60         --      (0.11)  (0.11)   16.29
10/31/99................................    16.29      (0.37)       9.69         9.32         --         --      --    25.61
10/31/2000..............................    25.61      (0.56)       8.50         7.94         --      (3.24)  (3.24)   30.31
                                                          CLASS II
3/06/97-10/31/97........................    13.38      (0.17)       2.59         2.42         --         --      --    15.80
10/31/98................................    15.80      (0.27)       0.88         0.61         --      (0.11)  (0.11)   16.30
10/31/99................................    16.30      (0.37)       9.67         9.30         --         --      --    25.60
10/31/2000..............................    25.60      (0.56)       8.51         7.95         --      (3.24)  (3.24)   30.31
                                                          CLASS Z
4/03/98-10/31/98........................    18.30      (0.03)      (1.70)       (1.73)        --         --      --    16.57
10/31/99................................    16.57      (0.10)       9.91         9.81         --         --      --    26.38
10/31/2000..............................    26.38      (0.16)       8.73         8.57         --      (3.24)  (3.24)   31.71


                                                                                           RATIO OF
                                                     NET ASSETS       RATIO OF            INVESTMENT
                                                       END OF         EXPENSES           INCOME (LOSS)
                 PERIOD                     TOTAL      PERIOD        TO AVERAGE         TO AVERAGE NET      PORTFOLIO
                 ENDED                    RETURN(2)   (000'S)        NET ASSETS             ASSETS          TURNOVER
----------------------------------------  ---------  ----------  ------------------  ---------------------  ---------
LARGE-CAP GROWTH PORTFOLIO
                                                                            CLASS A
10/15/97-10/31/97.......................     (5.68)%  $ 23,609           1.78%(3)(4)           0.34%(3)(4)        1%
10/31/98................................     16.42      14,390           1.78(4)              (0.90)(4)          30
10/31/99................................     32.87      28,050           1.78(4)              (0.98)(4)          66
10/31/2000..............................     11.38      35,549           1.78%                (1.12)             81
                                                                            CLASS B
10/15/97-10/31/97.......................     (5.68)        773           2.43(3)(4)           (0.84)(3)(4)        1
10/31/98................................     15.54      26,125           2.43(4)              (1.54)(4)          30
10/31/99................................     32.01      51,691           2.43(4)              (1.63)(4)          66
10/31/2000..............................     10.63      59,531           2.43                 (1.77)             81
                                                                           CLASS II
10/15/97-10/31/97.......................     (5.76)        166           2.43(3)(4)           (0.42)(3)(4)        1
10/31/98................................     15.64       7,317           2.43(4)              (1.54)(4)          30
10/31/99................................     31.94      18,659           2.43(4)              (1.63)(4)          66
10/31/2000..............................     10.70      32,548           2.43                 (1.77)             81
----------------------------------------
MID-CAP GROWTH PORTFOLIO
                                                                            CLASS A
11/19/96-10/31/97.......................      9.68%   $ 18,404           1.85%(3)(4)          (1.19)%(3)(4)      97%
10/31/98................................      6.49      32,115           1.78(4)              (1.19)(4)         135
10/31/99................................     29.83      38,991           1.76(4)              (1.22)(4)         112
10/31/2000..............................     36.16      59,348           1.78                 (1.27)            151
                                                                            CLASS B
11/19/96-10/31/97.......................      9.04      35,739           2.47(3)(4)           (1.92)(3)(4)       97
10/31/98................................      5.80      58,555           2.43(4)              (1.84)(4)         135
10/31/99................................     28.92      70,477           2.40(4)              (1.87)(4)         112
10/31/2000..............................     35.35      98,089           2.43                 (1.92)            151
                                                                           CLASS II
3/06/97-10/31/97........................     14.33       4,685           2.45(3)(4)           (1.97)(3)(4)       97
10/31/98................................      5.79       9,482           2.43(4)              (1.84)(4)         135
10/31/99................................     28.97      13,396           2.43(4)              (1.89)(4)         112
10/31/2000..............................     35.31      32,659           2.43                 (1.92)            151
----------------------------------------
AGGRESSIVE GROWTH PORTFOLIO
                                                                            CLASS A
11/19/96-10/31/97.......................     27.20%   $ 38,537           1.84%(3)(4)          (0.77)%(3)(4)     150%
10/31/98................................      4.55      55,925           1.78(4)              (0.95)(4)         142
10/31/99................................     58.36     100,468           1.76(4)              (1.00)(4)         126
10/31/2000..............................     32.77     162,801           1.78                 (1.07)            134
                                                                            CLASS B
11/19/96-10/31/97.......................     26.40      48,594           2.47(3)(4)           (1.58)(3)(4)      150
10/31/98................................      3.87      74,998           2.43(4)              (1.60)(4)         142
10/31/99................................     57.21     140,508           2.39(4)              (1.64)(4)         126
10/31/2000..............................     31.95     217,963           2.43                 (1.72)            134
                                                                           CLASS II
3/06/97-10/31/97........................     18.09       5,939           2.45(3)(4)           (1.68)(3)(4)      150
10/31/98................................      3.94      10,568           2.43(4)              (1.60)(4)         142
10/31/99................................     57.06      25,331           2.41(4)              (1.65)(4)         126
10/31/2000..............................     32.01      71,127           2.43                 (1.70)            134
                                                                            CLASS Z
4/03/98-10/31/98........................     (9.45)        346           1.21(3)(4)           (0.36)(3)(4)      142
10/31/99................................     59.20         624           1.21(4)              (0.45)(4)         126
10/31/2000..............................     33.55       3,239           1.21(4)              (0.46)(4)         134

--------------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):

                         10/31/97  10/31/98  10/31/99  10/31/2000                           10/31/97  10/31/98  10/31/99  10/31/2000
                         --------  --------  --------  ----------                           --------  --------  --------  ----------
Large-Cap Growth A.....    0.59%     0.72%     0.31%        --     Aggressive Growth A....    0.26%     0.27%     0.08%        --
Large-Cap Growth B.....    1.53%     0.80%     0.30%        --     Aggressive Growth B....    0.32%     0.28%     0.06%        --
Large-Cap Growth II....    3.29%     1.42%     0.41%        --     Aggressive Growth II...    0.73%     0.44%     0.10%        --
Mid-Cap Growth A.......    0.34%     0.30%     0.12%        --     Aggressive Growth Z....      --      7.62%     4.71%      1.23%
Mid-Cap Growth B.......    0.42%     0.33%     0.12%        --
Mid-Cap Growth II......    0.96%     0.39%     0.24%        --

See Notes to Financial Statements

STYLE SELECT SERIES LOGO

                                                            NET                   DIVIDENDS
                                                NET     GAIN (LOSS)     TOTAL       FROM     DISTRI-            NET
                                  NET ASSET   INVEST-    ON INVEST-      FROM        NET     BUTIONS           ASSET
                                   VALUE,      MENT     MENTS (BOTH    INVEST-     INVEST-    FROM     TOTAL   VALUE,
             PERIOD               BEGINNING   INCOME    REALIZED AND     MENT       MENT     CAPITAL  DISTRI-  END OF    TOTAL
             ENDED                OF PERIOD  (LOSS)(1)  UNREALIZED)   OPERATIONS   INCOME     GAINS   BUTIONS  PERIOD  RETURN(2)
--------------------------------  ---------  ---------  ------------  ----------  ---------  -------  -------  ------  ---------
LARGE-CAP VALUE PORTFOLIO
                                                            CLASS A
10/15/97-10/31/97...............   $12.50     $ 0.01       $(0.65)      $(0.64)    $   --    $    --  $   --    11.86     (5.12)%
10/31/98........................    11.86       0.03         0.71         0.74      (0.01)        --   (0.01)   12.59      6.22
10/31/99........................    12.59       0.05         1.49         1.54         --      (0.08)  (0.08)   14.05     12.28
10/31/2000......................    14.05       0.11         1.86         1.97         --      (0.32)  (0.32)   15.70     14.36
                                                            CLASS B
10/15/97-10/31/97...............    12.50         --        (0.64)       (0.64)        --         --      --    11.86     (5.12)
10/31/98........................    11.86      (0.04)        0.69         0.65         --         --      --    12.51      5.52
10/31/99........................    12.51      (0.05)        1.49         1.44         --      (0.08)  (0.08)   13.87     11.55
10/31/2000......................    13.87       0.02         1.81         1.83         --      (0.32)  (0.32)   15.38     13.52
                                                            CLASS II
10/15/97-10/31/97...............    12.50         --        (0.64)       (0.64)        --         --      --    11.86     (5.12)
10/31/98........................    11.86      (0.04)        0.69         0.65         --         --      --    12.51      5.52
10/31/99........................    12.51      (0.04)        1.48         1.44         --      (0.08)  (0.08)   13.87     11.55
10/31/2000......................    13.87       0.02         1.82         1.84         --      (0.32)  (0.32)   15.39     13.59
                                                            CLASS Z
4/16/98-10/31/98................    13.86       0.06        (1.27)       (1.21)     (0.01)        --   (0.01)   12.64     (8.72)
10/31/99........................    12.64       0.13         1.49         1.62         --      (0.08)  (0.08)   14.18     12.87
10/31/2000......................    14.18       0.22         1.86         2.08         --      (0.32)  (0.32)   15.94     15.02
--------------------------------------------------------------------------------------------------------------------------------
VALUE PORTFOLIO
                                                            CLASS A
11/16/96-10/31/97...............   $12.50     $   --       $ 3.59       $ 3.59     $   --    $    --  $   --   $16.09     28.72%
10/31/98........................    16.09         --        (0.51)       (0.51)        --      (0.59)  (0.59)   14.99     (3.32)
10/31/99........................    14.99       0.07         1.76         1.83         --         --      --    16.82     12.21
10/31/2000......................    16.82       0.04         1.68         1.72         --      (0.77)  (0.77)   17.77     10.73
                                                            CLASS B
11/16/96-10/31/97...............    12.50      (0.11)        3.61         3.50         --         --      --    16.00     28.00
10/31/98........................    16.00      (0.10)       (0.50)       (0.60)        --      (0.59)  (0.59)   14.81     (3.92)
10/31/99........................    14.81      (0.03)        1.73         1.70         --         --      --    16.51     11.48
10/31/2000......................    16.51       0.06         1.51         1.57         --      (0.77)  (0.77)   17.31     10.00
                                                            CLASS II
3/06/97-10/31/97................    13.56      (0.08)        2.52         2.44         --         --      --    16.00     17.99
0/31/98.........................    16.00      (0.11)       (0.49)       (0.60)        --      (0.59)  (0.59)   14.81     (3.92)
10/31/99........................    14.81      (0.03)        1.73         1.70         --         --      --    16.51     11.48
10/31/2000......................    16.51       0.07         1.49         1.56         --      (0.77)  (0.77)   17.30      9.93
                                                            CLASS Z
4/03/98-10/31/98................    17.62       0.05        (2.63)       (2.58)        --         --      --    15.04    (14.64)
10/31/99........................    15.04       0.17         1.76         1.93         --         --      --    16.97     12.83
10/31/2000......................    16.97       0.13         1.69         1.82         --      (0.77)  (0.77)   18.02     11.25
--------------------------------------------------------------------------------------------------------------------------------
SMALL-CAP VALUE PORTFOLIO
                                                            CLASS A
10/15/97-10/31/97...............   $12.50     $ 0.01       $(0.37)      $(0.36)    $   --    $    --  $   --   $12.14     (2.88)%
10/31/98........................    12.14       0.05        (1.36)       (1.31)     (0.01)        --   (0.01)   10.82    (10.79)
10/31/99........................    10.82       0.05         0.83         0.88         --         --      --    11.70      8.13
10/31/2000......................    11.70       0.07         2.15         2.22         --         --      --    13.92     18.97
                                                            CLASS B
10/15/97-10/31/97...............    12.50       0.01        (0.38)       (0.37)        --         --      --    12.13     (2.96)
10/31/98........................    12.13      (0.05)       (1.33)       (1.38)     (0.01)        --   (0.01)   10.74    (11.40)
10/31/99........................    10.74      (0.03)        0.83         0.80         --         --      --    11.54      7.45
10/31/2000......................    11.54      (0.02)        2.13         2.11         --         --      --    13.65     18.28
                                                            CLASS II
10/15/97-10/31/97...............    12.50       0.01        (0.37)       (0.36)        --         --      --    12.14     (2.88)
10/31/98........................    12.14      (0.06)       (1.33)       (1.39)     (0.01)        --   (0.01)   10.74    (11.47)
10/31/99........................    10.74      (0.03)        0.84         0.81         --         --      --    11.55      7.54
10/31/2000......................    11.55      (0.02)        2.13         2.11         --         --      --    13.66     18.27
                                                            CLASS Z
4/03/98-10/31/98................    13.63       0.04        (2.80)       (2.76)     (0.02)        --   (0.02)   10.85    (20.30)
10/31/99........................    10.85       0.11         0.83         0.94         --         --      --    11.79      8.66
10/31/2000......................    11.79       0.14         2.18         2.32         --         --      --    14.11     19.68


                                                                RATIO OF
                                  NET ASSETS    RATIO OF       INVESTMENT
                                    END OF      EXPENSES     INCOME (LOSS)
             PERIOD                 PERIOD     TO AVERAGE    TO AVERAGE NET  PORTFOLIO
             ENDED                 (000'S)    NET ASSETS(4)    ASSETS(4)     TURNOVER
--------------------------------  ----------  -------------  --------------  ---------
LARGE-CAP VALUE PORTFOLIO
                                                        CLASS A
10/15/97-10/31/97...............   $ 23,240       1.78 %(3)        1.07%(3)       --%
10/31/98........................     12,921       1.78             0.22           37
10/31/99........................     15,996       1.78             0.34           42
10/31/2000......................     19,500       1.78 (5)         0.76(5)        96
                                                        CLASS B
10/15/97-10/31/97...............      1,325       2.43 (3)         0.22(3)        --
10/31/98........................     28,149       2.43            (0.34)          37
10/31/99........................     31,422       2.43            (0.33)          42
10/31/2000......................     34,140       2.43 (5)         0.13(5)        96
                                                        CLASS II
10/15/97-10/31/97...............        172       2.43 (3)         0.53(3)        --
10/31/98........................      5,823       2.43            (0.31)          37
10/31/99........................     10,664       2.43            (0.28)          42
10/31/2000......................     19,717       2.43 (5)         0.12(5)        96
                                                        CLASS Z
4/16/98-10/31/98................        207       1.21 (3)         0.97(3)        37
10/31/99........................        241       1.21             0.89           42
10/31/2000......................        897       1.21 (5)         1.40(5)        96
--------------------------------
VALUE PORTFOLIO
                                                        CLASS A
11/16/96-10/31/97...............   $ 48,377       1.84 %(3)          --%(3)       48%
10/31/98........................     71,116       1.78            (0.01)          69
10/31/99........................     58,581       1.77             0.43          118
10/31/2000......................     52,062       1.78             0.25           95
                                                        CLASS B
11/16/96-10/31/97...............     77,534       2.46 (3)        (0.74)(3)       48
10/31/98........................    111,030       2.43            (0.66)          69
10/31/99........................     95,112       2.40            (0.19)         118
10/31/2000......................     79,261       2.43             0.39           95
                                                        CLASS II
3/06/97-10/31/97................      9,384       2.45 (3)        (0.78)(3)       48
0/31/98.........................     15,260       2.43            (0.66)          69
10/31/99........................     12,976       2.42            (0.21)         118
10/31/2000......................     14,652       2.43             0.40           95
                                                        CLASS Z
4/03/98-10/31/98................        101       1.21 (3)         0.62(3)        69
10/31/99........................         74       1.21             0.98          118
10/31/2000......................        353       1.21             0.72           95
--------------------------------
SMALL-CAP VALUE PORTFOLIO
                                                        CLASS A
10/15/97-10/31/97...............   $ 21,346       1.78 %(3)        2.57%(3)       --%
10/31/98........................     15,051       1.78             0.42           50
10/31/99........................     15,473       1.78             0.39          102
10/31/2000......................     17,188       1.78             0.52           67
                                                        CLASS B
10/15/97-10/31/97...............      3,112       2.43 (3)         1.75(3)        --
10/31/98........................     25,954       2.43            (0.44)          50
10/31/99........................     22,601       2.43            (0.26)         102
10/31/2000......................     22,593       2.43            (0.12)          67
                                                        CLASS II
10/15/97-10/31/97...............        525       2.43 (3)         1.75(3)        --
10/31/98........................      5,968       2.43            (0.48)          50
10/31/99........................      7,230       2.43            (0.26)         102
10/31/2000......................     12,195       2.43            (0.16)          67
                                                        CLASS Z
4/03/98-10/31/98................        142       1.21 (3)         0.70(3)        50
10/31/99........................         78       1.21             0.96          102
10/31/2000......................        406       1.21             1.00           67

--------------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):

                         10/31/97  10/31/98  10/31/99  10/31/2000                           10/31/97  10/31/98  10/31/99  10/31/2000
                         --------  --------  --------  ----------                           --------  --------  --------  ----------
Large-Cap Value A......    0.58%     0.67%     0.17%      0.20%    Value II...............    0.63%     0.21%     0.13%       0.11%
Large-Cap Value B......    1.16%     0.61%     0.16%      0.17%    Value Z................      --     28.83%    23.27%      10.14%
Large-Cap Value II.....    3.22%     1.14%     0.22%      0.25%    Small-Cap Value A......    0.57%     0.66%     0.29%       0.25%
Large-Cap Value Z......      --     11.77%    11.86%      4.73%    Small-Cap Value B......    0.74%     0.62%     0.31%       0.25%
Value A................    0.28%     0.17%     0.04%      0.09%    Small-Cap Value II.....    1.42%     1.05%     0.36%       0.31%
Value B................    0.34%     0.19%     0.02%      0.07%    Small-Cap Value Z......      --     20.37%    20.90%       9.85%

(5) Net of custody credits of 0.01%

See Notes to Financial Statements

                                                        STYLE SELECT SERIES LOGO

                                                                    NET                   DIVIDENDS
                                                        NET     GAIN (LOSS)     TOTAL       FROM     DISTRI-            NET
                                          NET ASSET   INVEST-    ON INVEST-      FROM        NET     BUTIONS           ASSET
                                           VALUE,      MENT     MENTS (BOTH    INVEST-     INVEST-    FROM     TOTAL   VALUE,
                 PERIOD                   BEGINNING   INCOME    REALIZED AND     MENT       MENT     CAPITAL  DISTRI-  END OF
                 ENDED                    OF PERIOD  (LOSS)(1)  UNREALIZED)   OPERATIONS   INCOME     GAINS   BUTIONS  PERIOD
----------------------------------------  ---------  ---------  ------------  ----------  ---------  -------  -------  ------
FOCUS PORTFOLIO
                                                           CLASS A
6/08/98-10/31/98........................   $12.50     $(0.01)      $ 0.11       $ 0.10     $   --    $    --  $   --   $12.60
10/31/99................................    12.60      (0.12)        6.75         6.63         --         --      --    19.23
10/31/2000..............................    19.23      (0.19)        2.54         2.35         --      (0.09)  (0.09)   21.49
                                                           CLASS B
6/08/98-10/31/98........................    12.50      (0.04)        0.10         0.06         --         --      --    12.56
10/31/99................................    12.56      (0.23)        6.72         6.49         --         --      --    19.05
10/31/2000..............................    19.05      (0.34)        2.52         2.18         --      (0.09)  (0.09)   21.14
                                                           CLASS C
5/22/00-10/31/00........................    21.70      (0.16)       (0.40)       (0.56)        --         --      --    21.14
                                                          CLASS II
6/08/98-10/31/98........................    12.50      (0.04)        0.10         0.06         --         --      --    12.56
10/31/99................................    12.56      (0.23)        6.72         6.49         --         --      --    19.05
10/31/2000..............................    19.05      (0.35)        2.53         2.18         --      (0.09)  (0.09)   21.14
                                                           CLASS Z
7/07/99-10/31/99........................    18.18         --         1.09         1.09         --         --      --    19.27
10/31/2000..............................    19.27      (0.09)        2.53         2.44         --      (0.09)  (0.09)   21.62
-----------------------------------------------------------------------------------------------------------------------------
FOCUSED TECHNET PORTFOLIO
                                                           CLASS A
05/22/00-10/31/00.......................   $12.50      (0.11)      $ 3.13       $ 3.02     $   --    $    --  $   --   $15.52
                                                           CLASS B
05/22/00-10/31/00                           12.50      (0.17)        3.14         2.97         --         --      --    15.47
                                                           CLASS C
05/22/00-10/31/00.......................    12.50      (0.17)        3.14         2.97         --         --      --    15.47
                                                          CLASS II
05/22/00-10/31/00.......................    12.50      (0.17)        3.14         2.97         --         --      --    15.47
                                                           CLASS Z
10/03/00-10/31/00.......................    17.33      (0.01)       (1.79)       (1.80)        --         --      --    15.53
-----------------------------------------------------------------------------------------------------------------------------
FOCUSED GROWTH AND INCOME
                                                           CLASS A
10/15/97-10/31/97.......................   $12.50     $(0.01)      $(0.53)      $(0.52)    $   --    $    --  $   --   $11.98
10/31/98................................    11.98       0.03         1.04         1.07      (0.01)        --   (0.01)   13.04
10/31/99................................    13.04      (0.04)        4.30         4.26         --      (0.18)  (0.18)   17.12
10/31/2000..............................    17.12      (0.13)        3.51         3.38         --      (0.98)  (0.98)   19.52
                                                           CLASS B
10/15/97-10/31/97.......................    12.50         --        (0.54)       (0.54)        --         --      --    11.96
10/31/98................................    11.96      (0.07)        1.08         1.01      (0.01)        --   (0.01)   12.96
10/31/99................................    12.96      (0.13)        4.25         4.12         --      (0.18)  (0.18)   16.90
10/31/2000..............................    16.90      (0.26)        3.46         3.20         --      (0.98)  (0.98)   19.12
                                                          CLASS II
10/15/97-10/31/97.......................    12.50         --        (0.53)       (0.53)        --         --      --    11.97
10/31/98................................    11.97      (0.07)        1.06         0.99      (0.01)        --   (0.01)   12.95
10/31/99................................    12.95      (0.14)        4.26         4.12         --      (0.18)  (0.18)   16.89
10/31/2000..............................    16.89      (0.26)        3.46         3.20         --      (0.98)  (0.98)   19.11
                                                           CLASS Z
10/06/00-10/31/00.......................    20.28      (0.01)       (0.76)       (0.77)        --         --      --    19.51


                                                                                           RATIO OF
                                                     NET ASSETS       RATIO OF            INVESTMENT
                                                       END OF         EXPENSES           INCOME (LOSS)
                 PERIOD                     TOTAL      PERIOD        TO AVERAGE         TO AVERAGE NET      PORTFOLIO
                 ENDED                    RETURN(2)   (000'S)      NET ASSETS(4)           ASSETS(4)        TURNOVER
----------------------------------------  ---------  ----------  ------------------  ---------------------  ---------
FOCUS PORTFOLIO
                                                                            CLASS A
6/08/98-10/31/98........................      0.80%   $ 29,770           1.45%(3)             (0.21)%(3)       106%
10/31/99................................     52.62     169,734           1.45                 (0.70)           161
10/31/2000..............................     12.23     401,754           1.54(5)              (0.81)(5)        228
                                                                            CLASS B
6/08/98-10/31/98........................      0.48      45,817           2.10(3)              (0.92)(3)        106
10/31/99................................     51.67     271,531           2.10                 (1.34)           161
10/31/2000..............................     11.45     641,205           2.19(5)              (1.46)(5)        228
                                                                            CLASS C
5/22/00-10/31/00........................     (1.26)      6,188           2.20(3)(5)           (1.61)(3)(5)     228
                                                                           CLASS II
6/08/98-10/31/98........................      0.48      35,387           2.10(3)              (0.93)(3)        106
10/31/99................................     51.67     261,536           2.10                 (1.34)           161
10/31/2000..............................     11.45     793,146           2.20(5)              (1.46)(5)        228
                                                                            CLASS Z
7/07/99-10/31/99........................      6.00       2,522           0.93(3)              (0.09)(3)        161
10/31/2000..............................     12.67      12,523           1.12(5)              (0.38)(5)        228
----------------------------------------
FOCUSED TECHNET PORTFOLIO
                                                                            CLASS A
05/22/00-10/31/00.......................     24.16%   $ 89,371           1.97%(3)(5)          (1.30)%(3)(5)    176%
                                                                            CLASS B
05/22/00-10/31/00                            23.76      70,073           2.62(3)(5)           (1.97)(3)(5)     176%
                                                                            CLASS C
05/22/00-10/31/00.......................     23.76         630           2.62(3)(5)           (1.99)(3)(5)     176%
                                                                           CLASS II
05/22/00-10/31/00.......................     23.76      86,105           2.62(3)(5)           (1.97)(3)(5)     176%
                                                                            CLASS Z
10/03/00-10/31/00.......................    (10.13)        563           1.40(3)(5)           (0.76)(3)(5)     176%
----------------------------------------
FOCUSED GROWTH AND INCOME
                                                                            CLASS A
10/15/97-10/31/97.......................     (4.16)%  $ 23,593           1.78%(3)              1.35%(3)          2%
10/31/98................................      8.95       9,799           1.78                  0.22             98
10/31/99................................     33.10      29,281           1.54(5)              (0.26)(5)        165
10/31/2000..............................     19.88      62,164           1.45                 (0.62            121
                                                                            CLASS B
10/15/97-10/31/97.......................     (4.32)        941           2.43(3)               0.29(3)           2
10/31/98................................      8.43      16,157           2.43                 (0.52)            98
10/31/99................................     32.21      39,636           2.20(5)              (0.87)(5)        165
10/31/2000..............................     19.03      83,480           2.10                 (1.27)           121
                                                                           CLASS II
10/15/97-10/31/97.......................     (4.24)        143           2.43(3)               0.54(3)           2
10/31/98................................      8.26       2,490           2.43                 (0.53)            98
10/31/99................................     32.24      15,619           2.16(5)              (0.97)(5)        165
10/31/2000..............................     19.04      69,826           2.10                 (1.26)           121
                                                                            CLASS Z
10/06/00-10/31/00.......................     (3.80)        148           0.88(3)              (0.42)(3)        121

--------------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):

                         10/31/98  10/31/99  10/31/2000                           10/31/97  10/31/98  10/31/99  10/31/2000
                         --------  --------  ----------                           --------  --------  --------  ----------
                                                         Focused Growth and
Focus A................    0.32%     0.18%      0.05%    Income A...............    0.58%     0.62%     0.37%      0.34%
                                                         Focused Growth and
Focus B................    0.32%     0.16%      0.04%    Income B...............    1.26%     0.67%     0.44%      0.32%
                                                         Focused Growth and
Focus C................      --        --       1.70%    Income II..............    3.12%     2.11%     0.60%      0.35%
                                                         Focused Growth and
Focus II...............    0.32%     0.17%      0.04%    Income Z...............      --        --        --      26.87%
Focus Z................      --      2.23%      0.13%
Focused TechNet A......      --        --       0.30%
Focused TechNet B......      --        --       0.31%
Focused TechNet C......      --        --       7.91%
Focused TechNet II.....      --        --       0.31%
Focused TechNet Z......      --        --      45.91%

(5) Net of custody credits of 0.02% and 0.01% for Focused Technet Portfolio and Focused Growth & Income Portfolio, respectively.

See Notes to Financial Statements

STYLE SELECT SERIES LOGO

                                                            NET                   DIVIDENDS
                                                NET     GAIN (LOSS)     TOTAL       FROM     DISTRI-            NET
                                  NET ASSET   INVEST-    ON INVEST-      FROM        NET     BUTIONS           ASSET
                                   VALUE,      MENT     MENTS (BOTH    INVEST-     INVEST-    FROM     TOTAL   VALUE,
             PERIOD               BEGINNING   INCOME    REALIZED AND     MENT       MENT     CAPITAL  DISTRI-  END OF    TOTAL
             ENDED                OF PERIOD  (LOSS)(1)  UNREALIZED)   OPERATIONS   INCOME     GAINS   BUTIONS  PERIOD  RETURN(2)
--------------------------------  ---------  ---------  ------------  ----------  ---------  -------  -------  ------  ---------
FOCUSED VALUE PORTFOLIO
                                                            CLASS A
11/01/99-10/31/00...............   $12.50     $ 0.03       $ 3.73       $ 3.76     $   --    $    --  $   --   $16.26     30.08%
                                                            CLASS B
11/01/99-10/31/00...............    12.50      (0.07)        3.73         3.66         --         --      --    16.16     29.28
                                                            CLASS II
11/01/99-10/31/00...............    12.50      (0.08)        3.74         3.66         --         --      --    16.16     29.28
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
                                                            CLASS A
11/19/96-10/31/97...............   $12.50     $ 0.01       $(0.05)      $(0.04)    $   --    $    --  $   --   $12.46     (0.32)%
10/31/98........................    12.46      (0.01)       (0.01)       (0.02)        --      (0.22)  (0.22)   12.22     (0.09)
10/31/99........................    12.22      (0.03)        2.12         2.09         --      (0.05)  (0.05)   14.26     17.15
10/31/2000......................    14.26      (0.11)        0.29         0.18         --         --      --    14.44      1.26
                                                            CLASS B
11/19/96-10/31/97...............    12.50      (0.09)       (0.03)       (0.12)        --         --      --    12.38     (0.96)
10/31/98........................    12.38      (0.09)          --        (0.09)        --      (0.22)  (0.22)   12.07     (0.67)
10/31/99........................    12.07      (0.12)        2.08         1.96         --      (0.05)  (0.05)   13.98     16.29
10/31/2000......................    13.98      (0.22)        0.31         0.09         --         --      --    14.07      0.64
                                                            CLASS II
3/06/97-10/31/97................    12.60      (0.07)       (0.15)       (0.22)        --         --      --    12.38     (1.75)
10/31/98........................    12.38      (0.09)          --        (0.09)        --      (0.22)  (0.22)   12.07     (0.67)
10/31/99........................    12.07      (0.13)        2.10         1.97         --      (0.05)  (0.05)   13.99     16.37
10/31/2000......................    13.99      (0.21)        0.30         0.09         --         --      --    14.08      0.64
                                                            CLASS Z
4/06/98-10/31/98................    13.87       0.03        (1.63)       (1.60)        --         --      --    12.27    (11.54)
10/31/99........................    12.27       0.03         2.16         2.19         --      (0.05)  (0.05)   14.41     17.90
10/31/2000......................    14.41       0.03         0.24         0.27         --         --      --    14.68      1.87


                                                                RATIO OF
                                  NET ASSETS    RATIO OF       INVESTMENT
                                    END OF      EXPENSES     INCOME (LOSS)
             PERIOD                 PERIOD     TO AVERAGE    TO AVERAGE NET  PORTFOLIO
             ENDED                 (000'S)    NET ASSETS(4)    ASSETS(4)     TURNOVER
--------------------------------  ----------  -------------  --------------  ---------
FOCUSED VALUE PORTFOLIO
                                                        CLASS A
11/01/99-10/31/00...............   $40,755        1.55 %(3)(5)      0.19%(3)(5)    220%
                                                        CLASS B
11/01/99-10/31/00...............    33,418        2.20 (3)(5)     (0.52)(3)(5)    220
                                                        CLASS II
11/01/99-10/31/00...............    73,484        2.20 (3)(5)     (0.53)(3)(5)    220
--------------------------------
INTERNATIONAL EQUITY PORTFOLIO
                                                        CLASS A
11/19/96-10/31/97...............   $24,365        2.10 %(3)       0.07%(3)       70%
10/31/98........................    28,418        2.03           (0.11)         114
10/31/99........................    29,324        2.03           (0.23)         102
10/31/2000......................    49,085        2.03 (5)       (0.72)(5)       89
                                                        CLASS B
11/19/96-10/31/97...............    42,656        2.72 (3)       (0.69)(3)       70
10/31/98........................    47,817        2.68           (0.74)         114
10/31/99........................    47,342        2.68           (0.92)         102
10/31/2000......................    48,901        2.68 (5)       (1.37)(5)       89
                                                        CLASS II
3/06/97-10/31/97................     4,459        2.70 (3)       (0.75)(3)       70
10/31/98........................     7,982        2.68           (0.71)         114
10/31/99........................    11,709        2.68           (0.95)         102
10/31/2000......................    20,367        2.68 (5)       (1.30)(5)       89
                                                        CLASS Z
4/06/98-10/31/98................       145        1.46 (3)        0.40(3)       114
10/31/99........................        32        1.46            0.19          102
10/31/2000......................       333        1.46 (5)        0.19(5)        89

--------------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):

                         10/31/2000                           10/31/97  10/31/98  10/31/99  10/31/2000
                         ----------                           --------  --------  --------  ----------
Focused Value A........     0.50%    International Equity       0.37%     0.45%     0.25%       0.04%
                                     A......................
Focused Value B........     0.59%    International Equity      0.45%     0.48%     0.24%        0.04%
                                     B......................
Focused Value II.......     0.50%    International Equity       0.87%     0.55%     0.33%       0.10%
                                     II.....................
                                     International Equity         --     16.25%    26.35%      11.45%
                                       Z....................

(5) Net of custody credits of 0.01%

See Notes to Financial Statements

                                                        STYLE SELECT SERIES LOGO

Large-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--96.1%
AEROSPACE & MILITARY TECHNOLOGY--0.2%
  Boeing Co.................................................          4,590   $     311,259
                                                                              -------------
APPAREL & TEXTILES--0.1%
  Oakley, Inc.+.............................................          8,000         168,000
                                                                              -------------
BANKS--2.8%
  Bank of New York Co., Inc.................................         28,780       1,656,649
  Chase Manhattan Corp......................................         29,100       1,324,050
  Fleetboston Financial Corp................................          9,000         342,000
  Mellon Financial Corp.+...................................          4,500         217,125
                                                                              -------------
                                                                                  3,539,824
                                                                              -------------
BROADCASTING & MEDIA--9.5%
  AT&T Corp.-Liberty Media Group, Inc., Class A+............         88,950       1,601,100
  Cablevision Systems Corp., Class A+.......................         13,495       1,005,377
  Comcast Corp., Class A+...................................         59,220       2,413,215
  Omnicom Group, Inc........................................          6,300         581,175
  Pegasus Communications Corp.,Class A+.....................          3,800         135,137
  Time Warner, Inc..........................................         36,335       2,758,190
  Univision Communications, Inc., Class A+..................         11,200         428,400
  Viacom, Inc., Class B+....................................         56,051       3,187,901
                                                                              -------------
                                                                                 12,110,495
                                                                              -------------
COMMUNICATION EQUIPMENT--2.5%
  CIENA Corp.+..............................................          5,000         525,625
  JDS Uniphase Corp.+.......................................         12,700       1,033,463
  Lucent Technologies, Inc..................................          8,900         207,481
  Metromedia Fiber Network, Inc., Class A+..................         11,200         212,800
  Network Appliance, Inc.+..................................          1,300         154,700
  Nortel Networks Corp......................................         23,800       1,082,900
                                                                              -------------
                                                                                  3,216,969
                                                                              -------------
COMPUTERS & BUSINESS EQUIPMENT--2.4%
  Compaq Computer Corp......................................         22,900         696,389
  Dell Computer Corp.+......................................          9,600         283,200
  Hewlett-Packard Co........................................         29,200       1,355,975
  International Business Machines Corp......................          7,500         738,750
                                                                              -------------
                                                                                  3,074,314
                                                                              -------------
COMPUTER SOFTWARE--12.7%
  Cisco Systems, Inc.+......................................         91,600       4,934,950
  EMC Corp.+................................................         56,270       5,011,547
  i2 Technologies, Inc.+....................................          2,000         340,000
  Microsoft Corp.+..........................................         40,975       2,822,153
  Oracle Corp.+.............................................         12,000         396,000
  Sun Microsystems, Inc.+...................................         21,540       2,388,248
  VERITAS Software Corp.+...................................          1,800         253,828
                                                                              -------------
                                                                                 16,146,726
                                                                              -------------

--------------------------------------------------------------------------------------------

                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
DRUGS--7.1%
  ALZA Corp.+...............................................          6,000   $     485,625
  American Home Products Corp...............................         20,500       1,301,750
  Eli Lilly & Co............................................         10,780         963,463
  Immunex Corp.+............................................          4,500         191,531
  Merck & Co., Inc..........................................          3,500         314,781
  Millenium Pharmaceuticals, Inc.+..........................          5,000         362,813
  Pfizer, Inc...............................................         61,580       2,659,486
  Pharmacia Corp............................................         14,696         808,280
  Schering-Plough Corp......................................         26,175       1,352,920
  Serono SA ADR+............................................         12,900         291,863
  Teva Pharmaceutical Industries Ltd. ADR...................          6,000         354,750
                                                                              -------------
                                                                                  9,087,262
                                                                              -------------
ELECTRIC UTILITIES--0.3%
  Exelon Corp...............................................          5,800         348,725
                                                                              -------------
ELECTRONICS--9.4%
  Agilent Technologies, Inc.+...............................          4,614         213,686
  Analog Devices, Inc.+.....................................          2,700         175,500
  Applied Materials, Inc.+..................................         38,675       2,054,609
  Applied Micro Circuits Corp.+.............................          3,200         244,400
  ASM Lithography Holdings NV+..............................         43,900       1,220,969
  Broadcom Corp., Class A+..................................            900         200,137
  Emerson Electric Co.......................................          4,500         330,469
  Integrated Device Technology, Inc.+.......................          8,000         450,500
  Intel Corp................................................         33,500       1,507,500
  Linear Technology Corp....................................         30,890       1,994,336
  Motorola, Inc.............................................         22,400         558,600
  Palm, Inc.+...............................................          8,000         428,500
  STMicroelectronics NV NY Registry Shares..................          8,400         436,275
  Texas Instruments, Inc....................................         44,040       2,160,712
                                                                              -------------
                                                                                 11,976,193
                                                                              -------------
ENERGY SERVICES--1.8%
  Baker Hughes, Inc.........................................          5,900         202,813
  Halliburton Co............................................         17,300         641,181
  Nabors Industries, Inc.+..................................          3,700         188,330
  Schlumberger Ltd..........................................         14,100       1,073,362
  Transocean Sedco Forex, Inc...............................          3,500         185,500
                                                                              -------------
                                                                                  2,291,186
                                                                              -------------
ENERGY SOURCES--3.6%
  Anadarko Petroleum Corp...................................          8,375         536,419
  Apache Corp...............................................          6,500         359,531
  Burlington Resources, Inc.................................          2,200          79,200
  Chevron Corp..............................................          2,200         180,675
  Devon Energy Corp.........................................          4,000         201,600
  Enron Corp................................................         19,950       1,637,147
  Exxon Mobil Corp..........................................          9,000         802,687
  Kerr-McGee Corp...........................................          8,000         522,500
  Royal Dutch Petroleum Co.
    NY Registry Shares GDR..................................          4,500         267,188
                                                                              -------------
                                                                                  4,586,947
                                                                              -------------

STYLE SELECT SERIES LOGO

Large-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000 -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
FINANCIAL SERVICES--11.3%
  American Express Co.......................................         50,790   $   3,047,400
  Capital One Financial Corp................................          5,000         315,625
  Charles Schwab Corp.......................................         35,325       1,240,791
  Citigroup, Inc............................................         66,848       3,517,876
  Federal National Mortgage Association.....................         13,560       1,044,120
  Goldman Sachs Group, Inc..................................          7,000         698,687
  Merrill Lynch & Co., Inc..................................         11,800         826,000
  Morgan (J.P.) & Co., Inc..................................          1,500         248,250
  Morgan Stanley, Dean Witter & Co..........................         31,315       2,514,986
  Wells Fargo Co............................................         22,000       1,018,875
                                                                              -------------
                                                                                 14,472,610
                                                                              -------------
FOOD, BEVERAGE & TOBACCO--0.5%
  Anheuser-Busch Cos., Inc..................................         14,875         680,531
                                                                              -------------
INSURANCE--1.7%
  American International Group, Inc.#.......................         18,687       1,831,326
  Chubb Corp................................................          3,500         295,531
                                                                              -------------
                                                                                  2,126,857
                                                                              -------------
INTERNET CONTENT--1.3%
  Juniper Networks, Inc.+...................................          4,900         955,500
  VeriSign, Inc.+...........................................          5,350         706,200
                                                                              -------------
                                                                                  1,661,700
                                                                              -------------
INTERNET SOFTWARE--2.1%
  America Online, Inc.+.....................................         25,200       1,270,836
  BEA Systems, Inc.+........................................         10,000         717,500
  Inktomi Corp.+............................................         11,310         717,478
                                                                              -------------
                                                                                  2,705,814
                                                                              -------------
LEISURE & TOURISM--0.9%
  MGM Mirage, Inc...........................................         33,820       1,168,904
                                                                              -------------
MACHINERY--0.2%
  SPX Corp.+................................................          2,300         284,338
                                                                              -------------
MEDICAL PRODUCTS--3.2%
  Amgen, Inc.+..............................................         15,900         921,207
  Genentech, Inc.+..........................................         19,080       1,574,100
  Human Genome Sciences, Inc.+..............................          3,500         309,367
  Johnson & Johnson Co......................................          4,000         368,500
  PE Corp.-PE Biosystems Group..............................          7,240         847,080
                                                                              -------------
                                                                                  4,020,254
                                                                              -------------
MULTI-INDUSTRY--6.4%
  Corning, Inc..............................................         19,400       1,484,100
  General Electric Co.......................................        104,350       5,719,684
  Tyco International Ltd....................................         16,900         958,019
                                                                              -------------
                                                                                  8,161,803
                                                                              -------------
MULTI-INDUSTRY (CONTINUED)
                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                    SECURITY DESCRIPTION      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
RETAIL--5.3%
  Costco Wholesale Corp.+...................................          6,200   $     227,075
  Gap, Inc..................................................         24,500         632,406
  Home Depot, Inc...........................................         55,585       2,390,155
  Kohl's Corp.+.............................................         15,700         850,744
  Tiffany & Co..............................................         22,800         973,275
  Wal-Mart Stores, Inc......................................         38,110       1,729,241
                                                                              -------------
                                                                                  6,802,896
                                                                              -------------
TELECOMMUNICATIONS--10.8%
  General Motors Corp., Class H+............................         60,175       1,949,670
  Global Crossing Ltd.+.....................................         25,900         611,888
  Level 3 Communications, Inc.+.............................          2,900         138,294
  Nextel Communications, Inc., Class A+.....................         33,730       1,296,497
  Nokia Corp. ADR...........................................        101,175       4,325,231
  NTL, Inc.+................................................          9,925         436,080
  Qwest Communications International, Inc.+.................         24,100       1,171,862
  Sprint Corp. (PCS Group)+.................................         22,040         840,275
  Telefonica SA ADR.........................................         13,930         807,069
  Vodafone Group PLC........................................         42,240       1,797,857
  Xo Communications, Inc....................................         10,800         364,331
                                                                              -------------
                                                                                 13,739,054
                                                                              -------------
TOTAL INVESTMENT SECURITIES--96.1%
  (cost $102,044,757).......................................                    122,682,661
                                                                              -------------
SHORT-TERM SECURITIES--3.0%
  American Express Credit Corp. 6.61% due 11/01/00..........            874         874,000
  Federal Home Loan Mortgage Discount Notes 6.45% due
    11/01/00................................................          1,900       1,900,000
  Ford Motor Credit Co.
    6.51% due 11/01/00......................................          1,090       1,090,000
                                                                              -------------
TOTAL SHORT-TERM SECURITIES
  (cost $3,864,000).........................................                      3,864,000
                                                                              -------------
REPURCHASE AGREEMENT--2.6%
  State Street Bank & Trust Co. Joint Repurchase Agreement
    (Note 2)
    (cost: $3,286,000)                                        $       3,286       3,286,000
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $109,194,757).......................................          101.7%    129,832,661
liabilities in excess of other assets.......................           (1.7)     (2,204,830)
                                                              -------------   -------------
NET ASSETS--                                                          100.0%  $ 127,627,831
                                                              =============   =============

------------------
+ Non-income producing security
# Security represents an investment in an affiliated company
ADR ("American Depositary Receipt")
GDR ("Global Depositary Receipt")

See Notes to Financial Statements

                                                        STYLE SELECT SERIES LOGO

Mid-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--96.0%
AEROSPACE & MILITARY TECHNOLOGY--1.2%
  Embraer-Empresa Brasileira de Aeronautica SA ADR..........         14,200   $     410,912
  Goodrich (B.F.) Co........................................         21,200         867,875
  Precision Castparts Corp..................................         19,700         743,675
  Titan Corp.+..............................................         18,400         246,100
                                                                              -------------
                                                                                  2,268,562
                                                                              -------------
APPAREL & TEXTILES--0.2%
  Jones Apparel Group, Inc.+................................         15,200         422,750
                                                                              -------------
AUTOMOTIVE--0.6%
  Harley-Davidson, Inc......................................         15,700         756,544
  O'Reilly Automotive, Inc.+................................         25,000         450,000
                                                                              -------------
                                                                                  1,206,544
                                                                              -------------
BANKS--0.2%
  North Fork Bancorp., Inc..................................         21,100         425,956
                                                                              -------------
BROADCASTING & MEDIA--4.1%
  AT&T Corp.-Liberty Media Group, Inc., Class A+............             44             792
  Cablevision Systems Corp., Class A+.......................          8,600         640,700
  Catalina Marketing Corp.+.................................         21,600         847,800
  Charter Communications, Inc., Class A+....................         25,100         489,450
  Cox Radio, Inc.+..........................................          8,900         202,475
  Crown Castle International Corp.+#........................         12,400         375,875
  EchoStar Communications Corp., Class A+...................         18,300         828,075
  Entravision Communications Corp.+.........................         16,100         284,769
  Gemstar-TV Guide International, Inc.+.....................          9,988         684,802
  GoAmerica, Inc.+..........................................         20,800         217,100
  Lamar Advertising Co.+....................................         29,600       1,420,800
  Reader's Digest Association, Inc., Class A................         14,900         546,644
  Rogers Communications, Inc., Class B+.....................         16,100         313,950
  Univision Communications, Inc., Class A+..................         12,100         462,825
  USA Networks, Inc.+.......................................         22,900         463,725
  Vyyo, Inc.+...............................................          3,000          66,375
                                                                              -------------
                                                                                  7,846,157
                                                                              -------------
BUSINESS SERVICES--6.5%
  Affiliated Computer Services, Inc., Class A+..............         23,000       1,280,812
  BISYS Group, Inc.+........................................         13,000         612,625
  Ceridian Corp.+...........................................         22,000         550,000


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
BUSINESS SERVICES (CONTINUED)
  CIBER, Inc.+..............................................         15,300   $     119,531
  Concord EFS, Inc.+........................................         66,950       2,765,872
  Dycom Industries, Inc.+...................................         14,350         539,919
  Fiserv, Inc.+.............................................         11,175         585,989
  FutureLink Corp.+.........................................         12,500          22,656
  Hertz Corp., Class A......................................         12,800         420,800
  Manpower, Inc.............................................         22,600         786,762
  NOVA Corp.+...............................................         31,100         487,881
  Plexus Corp.+.............................................          6,800         428,825
  Republic Services, Inc.+..................................         58,500         786,094
  Robert Half International, Inc.+..........................         38,400       1,171,200
  SunGard Data Systems, Inc.+...............................         18,100         925,363
  United Rentals, Inc.+.....................................         12,200         262,300
  Viad Corp.................................................         30,200         645,525
                                                                              -------------
                                                                                 12,392,154
                                                                              -------------
CHEMICALS--0.0%
  Crompton Corp.............................................              3              24
                                                                              -------------
COMMUNICATION EQUIPMENT--6.7%
  Adaptec, Inc.+............................................         15,000         237,188
  Advanced Fibre Communications, Inc.+......................         16,800         547,050
  Andrew Corp.+.............................................         25,100         660,444
  CIENA Corp.+..............................................          9,500         998,687
  Comverse Technology, Inc.+................................          4,600         514,050
  Corvis Corp.+.............................................          7,600         498,750
  Emulex Corp.+.............................................          6,300         925,312
  Extreme Networks, Inc.+...................................         10,000         829,375
  Finisar Corp.+............................................         12,800         368,800
  Foundry Networks, Inc.+...................................          6,900         458,419
  Harmonic, Inc.+...........................................          9,700         140,650
  JDS Uniphase Corp.+.......................................          6,360         517,545
  JNI Corp.+................................................          8,300         739,219
  Lightpath Technologies, Inc.+.............................         13,000         354,250
  Network Appliance, Inc.+..................................          6,100         725,900
  New Focus, Inc.+..........................................         10,500         666,750
  Newport Corp..............................................          5,100         562,144
  ONI Systems Corp.+........................................         10,500         851,156
  Oplink Communications, Inc.+..............................            900          21,938
  Powerwave Technologies, Inc.+.............................         21,300       1,025,062
  Scientific-Atlanta, Inc...................................         14,000         958,125
  Turnstone Systems, Inc.+..................................          4,300          91,375
                                                                              -------------
                                                                                 12,692,189
                                                                              -------------
COMPUTERS & BUSINESS EQUIPMENT--1.0%
  Brocade Communications Systems, Inc.+.....................          3,900         877,987
  McData Corp.+.............................................          1,900         158,383
  Tech Data Corp.+..........................................         20,700         861,638
                                                                              -------------
                                                                                  1,898,008
                                                                              -------------

STYLE SELECT SERIES LOGO

Mid-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000 -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
COMPUTER SOFTWARE--6.5%
  Adobe Systems, Inc........................................          5,200   $     395,525
  Electronic Arts, Inc.+....................................         32,700       1,635,000
  EMC Corp.+................................................          6,100         543,281
  Informatica Corp.+........................................          6,000         567,000
  Intuit, Inc.+.............................................         16,500       1,013,719
  Keane, Inc.+..............................................         25,300         328,900
  Mercury Interactive Corp.+................................         12,200       1,354,200
  NetIQ Corp.+..............................................          8,400         723,450
  Nuance Communications, Inc.+..............................          4,700         405,375
  Opnet Technologies, Inc.+.................................            100           3,294
  PeopleSoft, Inc.+.........................................         20,500         894,633
  Peregrine Systems, Inc.+..................................         22,800         547,200
  Rational Software Corp.+..................................         19,500       1,163,906
  Research In Motion Ltd.+..................................          4,600         460,000
  Siebel Systems, Inc.+.....................................          6,100         640,119
  Sycamore Networks, Inc.+..................................          7,800         493,350
  Ulticom, Inc.+............................................          8,400         401,100
  VERITAS Software Corp.+...................................          4,550         641,621
  Vitria Technology, Inc.+..................................          8,200         220,375
                                                                              -------------
                                                                                 12,432,048
                                                                              -------------
DRUGS--10.6%
  Abgenix, Inc.+............................................          4,500         354,938
  Allergan, Inc.............................................         14,000       1,176,875
  Alpharma, Inc., Class A...................................          3,800         143,867
  ALZA Corp.+...............................................         13,800       1,116,937
  AmeriSource Health Corp., Class A+........................         36,100       1,568,094
  Biogen, Inc.+.............................................          3,800         228,713
  Biovail Corp.+............................................         18,100         761,331
  Charles River Laboratories International, Inc.+...........          9,800         247,869
  CV Therapeutics, Inc.+....................................          7,300         574,875
  Genzyme Corp.+............................................          3,000         213,000
  Genzyme Surgical Products+................................            500           3,734
  Gilead Sciences, Inc.+....................................         10,500         903,000
  IDEC Pharmaceuticals Corp.+...............................          1,900         372,638
  Immunex Corp.+............................................          7,600         323,475
  King Pharmaceuticals, Inc.+...............................         23,700       1,062,056
  Medarex, Inc.+............................................         15,600         953,550
  MedImmune, Inc.+..........................................         27,700       1,810,887
  Merck & Co., Inc..........................................          6,900         620,569
  Millenium Pharmaceuticals, Inc.+..........................         32,400       2,351,025
  Omnicare, Inc.............................................         57,600       1,008,000
  Pfizer, Inc...............................................         17,900         773,056
  Schering-Plough Corp......................................          9,900         511,706
  Sepracor, Inc.+...........................................          5,000         340,625
  Serono SA ADR+............................................         31,200         705,900
  Shire Pharmaceuticals Group PLC ADR+......................         16,100       1,012,288


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
DRUGS (CONTINUED)
  Teva Pharmaceutical Industries Ltd. ADR...................         12,700   $     750,888
  Watson Pharmaceuticals, Inc.+.............................          4,400         275,275
                                                                              -------------
                                                                                 20,165,171
                                                                              -------------
ELECTRIC UTILITIES--0.9%
  Calpine Corp.+............................................         10,500         828,844
  Southern Energy, Inc.+....................................         23,900         651,275
  TNPC, Inc.+...............................................         13,400         222,775
                                                                              -------------
                                                                                  1,702,894
                                                                              -------------
ELECTRICAL EQUIPMENT--1.1%
  Sanmina Corp.+............................................         13,000       1,486,062
  SCI Systems, Inc.+........................................         15,400         662,200
                                                                              -------------
                                                                                  2,148,262
                                                                              -------------
ELECTRONICS--12.1%
  Altera Corp.+.............................................          8,000         327,500
  American Superconductor Corp.+............................          4,000         191,000
  Analog Devices, Inc.+.....................................         24,300       1,579,500
  Applied Micro Circuits Corp.+.............................         15,228       1,163,038
  Atmel Corp.+..............................................         24,400         364,475
  Broadcom Corp., Class A+..................................          3,000         667,125
  C-Mac Industries, Inc.+...................................          6,100         338,550
  Celestica, Inc.+..........................................          3,900         279,572
  Flextronics International Ltd.+...........................         25,600         972,800
  GlobeSpan, Inc.+..........................................          2,900         223,119
  Integrated Device Technology, Inc.+.......................          3,000         168,938
  International Rectifier Corp.+............................          8,000         357,000
  Jabil Circuit, Inc.+......................................         24,600       1,403,737
  KLA-Tencor Corp.+.........................................         31,800       1,075,238
  Kulicke & Soffa Industries, Inc.+.........................         16,800         246,750
  Lam Research Corp.+.......................................         18,100         350,688
  Lattice Semiconductor Corp.+..............................         37,900       1,106,206
  LTX Corp.+................................................         12,200         170,800
  Maxim Integrated Products, Inc.+..........................         11,200         742,700
  MIPS Technologies, Inc.+..................................         11,100         390,581
  Molex, Inc., Class A......................................         12,500         491,406
  PerkinElmer, Inc..........................................         10,500       1,254,750
  PMC-Sierra, Inc.+.........................................          4,500         762,750
  Power-One, Inc.+..........................................          8,400         595,875
  QLogic Corp.+.............................................         22,600       2,186,550
  SDL, Inc.+................................................          1,600         414,800
  TranSwitch Corp.+.........................................          6,500         365,625
  TriQuint Semiconductor, Inc.+.............................          8,000         306,500
  Tvia, Inc.+...............................................         36,000         589,500
  Varian Semiconductor Equipment Associates, Inc.+..........          2,300          52,900
  Vitesse Semiconductor Corp.+..............................         18,100       1,265,869
  Waters Corp.+.............................................         26,200       1,901,137

                                                        STYLE SELECT SERIES LOGO

Mid-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000 -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
ELECTRONICS (CONTINUED)
  Xilinx, Inc.+.............................................         10,400   $     753,350
                                                                              -------------
                                                                                 23,060,329
                                                                              -------------
ENERGY SERVICES--6.4%
  Baker Hughes, Inc.........................................         26,700         917,812
  BJ Services Co.+..........................................         19,600       1,027,775
  Diamond Offshore Drilling, Inc............................         44,100       1,524,206
  Halliburton Co............................................          6,100         226,081
  Lone Star Technologies, Inc.+.............................         10,900         437,635
  Marine Drilling Co., Inc.+................................         32,000         764,000
  Nabors Industries, Inc.+..................................         10,700         544,630
  National-Oilwell, Inc.+...................................         10,000         292,500
  Patterson Energy, Inc.+...................................         31,400         883,125
  R & B Falcon Corp.+.......................................         20,600         515,000
  Rowan Cos., Inc.+.........................................         31,400         790,888
  Smith International, Inc.+................................         23,200       1,635,600
  Tidewater, Inc............................................         22,300       1,029,981
  Transocean Sedco Forex, Inc...............................          9,200         487,600
  Varco International, Inc.+................................         22,891         394,870
  Veritas DGC, Inc.+........................................         20,000         600,000
                                                                              -------------
                                                                                 12,071,703
                                                                              -------------
ENERGY SOURCES--1.8%
  Devon Energy Corp.........................................         20,700       1,043,280
  Enron Corp................................................          4,600         377,487
  Global Marine, Inc.+......................................         51,400       1,362,100
  Ocean Energy, Inc.+.......................................         51,200         710,400
                                                                              -------------
                                                                                  3,493,267
                                                                              -------------
FINANCIAL SERVICES--4.7%
  Capital One Financial Corp................................         13,200         833,250
  Donaldson, Lufkin & Jenrette, Inc.........................          4,700         422,119
  Eaton Vance Corp..........................................         10,700         532,994
  Federated Investors, Inc., Class B........................         43,000       1,252,375
  Franklin Resources, Inc...................................         13,200         565,488
  Heller Financial, Inc.....................................         32,400         947,700
  Lehman Brothers Holdings, Inc.............................         22,400       1,444,800
  Merrill Lynch & Co., Inc..................................          9,600         672,000
  Morgan Stanley Dean Witter & Co...........................          4,600         369,437
  Waddell & Reed Financial, Inc., Class A...................         30,800         981,750
  Waddell & Reed Financial, Inc., Class B...................         26,100         815,625
                                                                              -------------
                                                                                  8,837,538
                                                                              -------------
FOOD, BEVERAGE & TOBACCO--0.2%
  Sysco Corp................................................          6,500         339,219
                                                                              -------------


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
GAS & PIPELINE UTILITIES--0.4%
  Dynegy, Inc., Class A.....................................         16,992   $     786,942
                                                                              -------------
HEALTH SERVICES--3.3%
  Health Management Associates, Inc., Class A+..............         51,100       1,012,419
  Incyte Genomics, Inc.+....................................          8,800         322,300
  Laboratory Corp. of America Holdings+.....................            900         121,387
  Lincare Holdings, Inc.+...................................         55,200       2,321,850
  Quest Diagnostics, Inc.+..................................          2,600         250,250
  Tenet Healthcare Corp.....................................         21,300         837,356
  Wellpoint Health Networks, Inc.+..........................         11,200       1,309,700
                                                                              -------------
                                                                                  6,175,262
                                                                              -------------
HOUSING--0.3%
  Polycom, Inc.+............................................          9,600         624,000
                                                                              -------------
INSURANCE--1.7%
  Ace Ltd...................................................         21,400         839,950
  Aflac, Inc................................................         12,200         891,362
  MGIC Investment Corp......................................         10,700         728,937
  Protective Life Corp......................................         15,800         365,375
  Radian Group, Inc.........................................          6,300         446,513
                                                                              -------------
                                                                                  3,272,137
                                                                              -------------
INTERNET CONTENT--4.6%
  Check Point Software Technologies, Ltd.+..................          6,000         950,250
  CNET Networks, Inc.+......................................         14,400         453,600
  Commerce One, Inc.+.......................................          7,000         449,313
  Critical Path, Inc.+......................................         11,500         558,469
  Digex, Inc.+..............................................         10,100         396,425
  DoubleClick, Inc.+........................................         13,800         224,250
  E*TRADE Group, Inc.+......................................         20,300         295,619
  eSPEED, Inc., Class A+....................................          2,000          42,000
  Exodus Communications, Inc.+..............................         36,800       1,235,100
  HomeStore.com, Inc.+......................................         25,800         877,200
  Internet Security Systems, Inc.+..........................         16,800       1,482,600
  Juniper Networks, Inc.+...................................          3,500         682,500
  Macromedia, Inc.+.........................................          4,800         369,900
  PurchasePro.com, Inc.+....................................          3,100          83,700
  TMP Worldwide, Inc.+......................................          7,200         501,187
  WebMD Corp.+..............................................          6,000          68,250
  Yahoo!, Inc.+.............................................          1,602          93,917
                                                                              -------------
                                                                                  8,764,280
                                                                              -------------
INTERNET SOFTWARE--1.2%
  Art Technology Group, Inc.+...............................          8,000         502,000
  BEA Systems, Inc.+........................................          7,800         559,650
  Entrade, Inc.+(1).........................................         11,250          29,742
  Phone.com, Inc.+..........................................          4,600         425,788
  Rhythms NetConnections, Inc.+.............................          2,000           4,375
  Serviceware Technologies, Inc.+...........................         15,200          89,300

STYLE SELECT SERIES LOGO

Mid-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000 -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
INTERNET SOFTWARE (CONTINUED)
  Software.com, Inc.+.......................................          3,700   $     551,300
  USinternetworking, Inc.+..................................          9,300          21,506
                                                                              -------------
                                                                                  2,183,661
                                                                              -------------
LEISURE & TOURISM--0.9%
  Galileo International, Inc................................         22,800         450,300
  MGM Mirage, Inc...........................................         16,300         563,369
  Outback Steakhouse, Inc.+.................................         21,700         618,450
                                                                              -------------
                                                                                  1,632,119
                                                                              -------------
MEDICAL PRODUCTS--5.7%
  Affymetrix, Inc.+.........................................         10,600         586,975
  Biosource International, Inc.+............................         15,200         323,950
  Celgene Corp.+............................................          8,100         521,438
  Cell Therapeutics, Inc.+..................................          6,900         461,545
  COR Therapeutics, Inc.+...................................          7,800         440,700
  CuraGen Corp.+............................................         13,400         865,975
  Cytyc Corp.+..............................................          4,900         290,938
  Forest Laboratories, Inc.+................................          6,500         861,250
  Human Genome Sciences, Inc.+..............................         16,600       1,467,284
  Invitrogen Corp.+.........................................          7,300         555,256
  Maxim Pharmaceuticals, Inc.+..............................          6,400         284,000
  PE Corp. -- Celera Genomics+..............................          4,600         310,500
  PE Corp. -- PE Biosystems Group...........................          6,700         783,900
  QLT PhotoTherapeutics, Inc.+..............................         13,500         671,414
  St. Jude Medical, Inc.+...................................         28,300       1,556,500
  Sybron International Corp.+...............................         33,500         829,125
                                                                              -------------
                                                                                 10,810,750
                                                                              -------------
METALS & MINERALS--0.4%
  Allegheny Technologies, Inc...............................         12,800         259,200
  Martin Marietta Materials, Inc............................         10,500         403,200
                                                                              -------------
                                                                                    662,400
                                                                              -------------
MULTI-INDUSTRY--2.3%
  Bombardier Inc., Class B..................................         38,100         597,378
  Corning, Inc..............................................         13,700       1,048,050
  Danaher Corp..............................................         11,000         694,375
  ITT Industries, Inc.......................................         16,000         521,000
  Pentair, Inc..............................................         22,600         673,762
  Quanta Services, Inc.+....................................         17,400         540,488
  Teleflex, Inc.............................................          8,300         286,869
                                                                              -------------
                                                                                  4,361,922
                                                                              -------------
RETAIL--4.0%
  BJ's Wholesale Club, Inc.+................................         21,700         714,744


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
RETAIL (CONTINUED)
  Borders Group, Inc.+......................................         15,400   $     213,675
  Circuit City Stores, Inc..................................         28,800         381,600
  Consolidated Stores Corp.+................................         25,600         304,000
  CVS Corp..................................................         17,200         910,525
  Family Dollar Stores, Inc.................................         41,100         798,881
  MSC Industrial Direct Co., Inc., Class A+.................         14,900         221,638
  RadioShack Corp...........................................         13,100         781,087
  Starbucks Corp.+..........................................         17,000         759,688
  Tiffany & Co..............................................         14,700         627,506
  TJX Cos., Inc.............................................         38,100       1,038,225
  Venator Group, Inc.+......................................         30,000         423,750
  Whole Foods Market, Inc.+.................................          6,900         319,125
                                                                              -------------
                                                                                  7,494,444
                                                                              -------------
TELECOMMUNICATIONS--6.1%
  Aether Systems, Inc.+.....................................          5,900         475,687
  Allegiance Telecom, Inc.+.................................         25,350         796,941
  Aspect Communications, Inc.+..............................         15,200         250,563
  AT&T Canada, Inc.+........................................          7,200         222,750
  Gilat Satellite Networks Ltd.+............................          8,800         450,450
  IDT Corp.+................................................         18,100         647,075
  MasTec, Inc.+.............................................         16,750         484,703
  McLeodUSA, Inc., Class A+.................................         78,600       1,513,050
  Microcell Telecommunications, Inc.+.......................         12,400         345,456
  Time Warner Telecom, Inc., Class A+.......................          8,400         500,850
  Tritel, Inc.+.............................................         18,300         251,911
  Triton PCS Holdings, Inc., Class A+.......................          7,500         348,750
  ViaSat, Inc.+.............................................         23,800         523,600
  VoiceStream Wireless Corp.+...............................         18,470       2,428,805
  Western Wireless Corp., Class A+..........................         50,300       2,389,250
                                                                              -------------
                                                                                 11,629,841
                                                                              -------------
TRANSPORTATION--0.3%
  C.H. Robinson Worldwide, Inc..............................          4,000         218,750
  Expeditors International of Washington, Inc...............          7,900         409,813
                                                                              -------------
                                                                                    628,563
                                                                              -------------
TOTAL INVESTMENT SECURITIES--96.0%
  (cost $158,199,560).......................................                    182,429,096
                                                                              -------------

                                                        STYLE SELECT SERIES LOGO

Mid-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000 -- (CONTINUED)

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                    SECURITY DESCRIPTION      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES--2.0%
  Cayman Island Time Deposit with State Street Bank & Trust
    Co. 4.50% due 11/01/00..................................  $       1,003   $   1,003,000
  T. Rowe Price Reserve Investment Fund#....................          2,766       2,765,501
                                                                              -------------
TOTAL SHORT-TERM SECURITIES
  (cost $3,768,501).........................................                      3,768,501
                                                                              -------------
REPURCHASE AGREEMENT--3.8%
  State Street Bank & Trust Co.
    Joint Repurchase Agreement (Note 2)
    (cost: $7,330,000)......................................          7,330       7,330,000
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $169,298,061).......................................          101.8%    193,527,597
Liabilities in excess of other assets                                  (1.8)     (3,430,430)
                                                              -------------   -------------
NET ASSETS--                                                          100.0%  $ 190,097,167
                                                              =============   =============

------------------
+ Non-income producing security
# Security represents an investment in an affiliated company
ADR ("American Depositary Receipt")
(1) At October 31, 2000 the Portfolio held restricted securities amounting to 0.02% of net assets. The Portfolio will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of the securities.

                          DATE OF       UNIT      VALUATION AS OF
     DESCRIPTION        ACQUISITION     COST     OCTOBER 31, 2000
---------------------   -----------   --------   -----------------
Entrade, Inc.             12/21/99     $32.00         $0.84375

See Notes to Financial Statements

STYLE SELECT SERIES LOGO

Aggressive Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--88.4%
APPAREL & TEXTILES--0.3%
  Talbots, Inc..............................................         16,100   $   1,272,906
                                                                              -------------
BROADCASTING & MEDIA--3.4%
  ADVO, Inc.+...............................................         10,900         401,256
  Cinar Films, Inc., Class B+...............................         33,700         120,056
  Comcast Corp., Class A+...................................         18,200         741,650
  EchoStar Communications Corp., Class A+...................        141,700       6,411,925
  Pegasus Communications Corp., Class A+....................         36,900       1,312,257
  Scholastic Corp.+.........................................          2,300         184,000
  Spanish Broadcasting Systems Inc., Class A+...............         48,400         435,600
  Sylvan Learning Systems, Inc.+............................         70,000       1,080,625
  Time Warner, Inc..........................................         61,420       4,662,392
                                                                              -------------
                                                                                 15,349,761
                                                                              -------------
BUSINESS SERVICES--3.7%
  Aeroflex, Inc.+...........................................         61,875       3,681,562
  Concord EFS, Inc.+........................................         42,800       1,768,175
  DeVry, Inc.+..............................................         54,000       1,994,625
  ITT Educational Services, Inc.............................         79,400       1,250,550
  Mobile Mini, Inc.+........................................         35,000         697,813
  On Assignment, Inc.+......................................         95,400       2,402,888
  Paychex, Inc..............................................         53,250       3,018,609
  Waste Connections, Inc....................................         40,000       1,022,500
  Waste Management, Inc.....................................         46,600         932,000
                                                                              -------------
                                                                                 16,768,722
                                                                              -------------
CHEMICALS--0.3%
  Semtech Corp.+............................................         47,800       1,541,550
                                                                              -------------
COMMUNICATION EQUIPMENT--4.7%
  3Com Corp.+...............................................         38,710         687,103
  Advanced Switching Commerce, Inc.+........................            500           5,094
  ANTEC Corp.+..............................................         49,000         597,188
  CIENA Corp.+..............................................         33,400       3,511,175
  Cosine Communications, Inc.+..............................         46,200       1,527,487
  Emulex Corp.+.............................................          8,000       1,175,000
  Extreme Networks, Inc.+...................................         12,200       1,011,837
  Finisar Corp.+............................................         55,600       1,601,975
  JDS Uniphase Corp.+.......................................         15,800       1,285,725
  Natural Microsystems Corp.+...............................         31,400       1,418,887
  Netro Corp.+..............................................         37,200         811,425
  Network Appliance, Inc.+..................................         21,900       2,606,100
  Oplink Communications, Inc.+..............................         71,000       1,730,625
  Stratos Lightwave, Inc.+..................................         44,300       1,171,181
  Tekelec, Inc.+............................................         52,700       1,940,019
  Turnstone Systems, Inc.+..................................         19,100         405,875
                                                                              -------------
                                                                                 21,486,696
                                                                              -------------


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMPUTERS & BUSINESS EQUIPMENT--2.0%
  Brocade Communications Systems, Inc.+.....................         18,000   $   4,092,750
  Concurrent Computer Corp.+................................         60,000       1,057,500
  Redback Networks, Inc.+...................................         20,800       2,213,900
  Tech Data Corp.+..........................................         37,500       1,560,937
                                                                              -------------
                                                                                  8,925,087
                                                                              -------------
COMPUTER SOFTWARE--9.4%
  CheckFree Holdings Corp.+.................................          7,600         378,100
  Cisco Systems, Inc.+......................................        146,735       7,905,348
  EMC Corp.+................................................         78,270       6,970,922
  i2 Technologies, Inc.+....................................         14,100       2,397,000
  Mercator Software, Inc.+..................................         76,000         346,750
  Mercury Interactive Corp.+................................         18,200       2,020,200
  Micromuse, Inc.+..........................................         17,700       3,003,469
  National Instruments Corp.+...............................         32,875       1,534,851
  NetIQ Corp.+..............................................         14,000       1,205,750
  Nvidia Corp.+.............................................         25,200       1,565,944
  Research In Motion Ltd.+..................................         73,875       7,387,500
  Siebel Systems, Inc.+.....................................         36,000       3,777,750
  Sun Microsystems, Inc.+...................................         10,700       1,186,362
  Sycamore Networks, Inc.+..................................         32,300       2,042,975
  VERITAS Software Corp.+...................................          8,700       1,226,836
                                                                              -------------
                                                                                 42,949,757
                                                                              -------------
DRUGS--12.8%
  Abgenix, Inc.+............................................         34,900       2,752,737
  Alexion Pharmaceuticals, Inc..............................         17,410       1,799,759
  Allergan, Inc.............................................         89,625       7,534,102
  Alpharma, Inc., Class A...................................         10,000         388,125
  ALZA Corp.+...............................................         49,100       3,974,031
  Biovail Corp.+............................................         87,600       3,684,675
  Caremark Rx, Inc.+........................................        234,300       2,928,750
  Cephalon, Inc.+...........................................         50,700       2,718,787
  Elan Corp. PLC ADR+.......................................         54,100       2,809,819
  Enzon, Inc................................................         13,500         961,875
  Esperion Therapeutics, Inc................................         97,500       1,346,719
  Express Scripts, Inc.+....................................         30,700       2,062,656
  Genzyme Corp..............................................         19,600       1,391,600
  Icos Corp.................................................         10,900         559,988
  IDEC Pharmaceuticals Corp.+...............................         10,300       2,020,087
  IVAX Corp.+...............................................         94,100       4,093,350
  King Pharmaceuticals, Inc.+...............................         22,500       1,008,281
  Medarex, Inc.+............................................         16,600       1,014,675
  Medicis Pharmaceutical Corp., Class A+....................         24,000       1,767,000
  MedImmune, Inc.+..........................................        123,950       8,103,231
  Millenium Pharmaceuticals, Inc.+..........................         40,000       2,902,500
  Pfizer, Inc...............................................         54,435       2,350,912
                                                                              -------------
                                                                                 58,173,659
                                                                              -------------

                                                        STYLE SELECT SERIES LOGO

Aggressive Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000 -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
ELECTRIC UTILITIES--1.4%
  Calpine Corp.+............................................         26,800   $   2,115,525
  Constellation Energy Group, Inc...........................         47,600       1,984,325
  Southern Energy, Inc.+....................................         73,435       2,001,104
  TNPC, Inc.+...............................................         14,200         236,075
                                                                              -------------
                                                                                  6,337,029
                                                                              -------------
ELECTRONICS--8.0%
  Amphenol Corp.+...........................................         22,300       1,432,775
  Bookham Technology PLC ADR+...............................         47,800       1,610,263
  Broadcom Corp., Class A+..................................          9,300       2,068,087
  Caliper Technologies Corp.................................         29,900       1,685,613
  Celestica, Inc.+..........................................         20,400       1,466,250
  Coherent, Inc.+...........................................         32,000       1,114,000
  Flextronics International Ltd.+...........................         82,835       3,147,730
  Intersil Holding Corp.+...................................         42,200       2,022,962
  Linear Technology Corp....................................         16,900       1,091,106
  Lumenon Innovative Lightwave Technology, Inc..............         30,000         365,625
  Maxim Integrated Products, Inc.+..........................         57,400       3,806,337
  Molex, Inc................................................         23,100       1,247,400
  Palm, Inc.+...............................................        116,415       6,235,478
  PMC-Sierra, Inc.+.........................................          8,600       1,457,700
  QLogic Corp.+.............................................         19,400       1,876,950
  Sawtek, Inc.+.............................................         20,000       1,017,500
  Texas Instruments, Inc....................................         59,770       2,932,466
  TranSwitch Corp.+.........................................         36,000       2,079,000
                                                                              -------------
                                                                                 36,657,242
                                                                              -------------
ENERGY SERVICES--3.2%
  BJ Services Co.+..........................................         29,900       1,567,881
  Diamond Offshore Drilling, Inc............................         27,900         964,294
  Grant Prideco, Inc.+......................................         45,400         842,737
  Nabors Industries, Inc.+..................................         93,300       4,748,970
  Precision Drilling Corp.+.................................         41,600       1,190,800
  R & B Falcon Corp.+.......................................         60,400       1,510,000
  Smith International, Inc.+................................         20,600       1,452,300
  Transocean Sedco Forex, Inc...............................         16,200         858,600
  Weatherford International, Inc.+..........................         37,200       1,357,800
                                                                              -------------
                                                                                 14,493,382
                                                                              -------------
ENERGY SOURCES--3.2%
  Anadarko Petroleum Corp...................................         48,435       3,102,262
  Apache Corp...............................................         69,100       3,822,094
  Devon Energy Corp.........................................         30,200       1,522,080
  Global Industries Ltd.+...................................          6,500          68,250
  Global Marine, Inc.+......................................         57,300       1,518,450
  Noble Affiliates, Inc.+...................................         40,200       1,474,837
  Noble Drilling Corp.+.....................................         32,000       1,330,000
  Pogo Producing Co.........................................         66,000       1,650,000
                                                                              -------------
                                                                                 14,487,973
                                                                              -------------


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
FINANCIAL SERVICES--7.9%
  Blackrock, Inc............................................          2,800   $     119,350
  Citigroup, Inc............................................        130,746       6,880,508
  Federated Investors, Inc., Class B........................         75,500       2,198,938
  Franklin Resources, Inc...................................         36,100       1,546,524
  IndyMac Bancorp., Inc.....................................        110,100       2,298,338
  Merrill Lynch & Co., Inc..................................        141,060       9,874,200
  Morgan Stanley Dean Witter & Co...........................         95,175       7,643,742
  Nasdaq 100 Trust..........................................         66,600       5,441,428
                                                                              -------------
                                                                                 36,003,028
                                                                              -------------
GAS & PIPELINE UTILITIES--1.8%
  Dynegy, Inc., Class A.....................................        104,300       4,830,394
  El Paso Energy Corp.......................................         33,100       2,074,956
  Newfield Exploration Co.+.................................         34,000       1,283,500
                                                                              -------------
                                                                                  8,188,850
                                                                              -------------
HEALTH SERVICES--2.6%
  Community Health Systems, Inc.+...........................         49,300       1,389,644
  Foundation Health Systems, Inc.+..........................        110,700       2,234,756
  Health Management Associates, Inc., Class A+..............         93,300       1,848,506
  Mid Atlantic Medical Services, Inc.+......................        109,300       1,858,100
  Tenet Healthcare Corp.....................................         62,000       2,437,375
  Wellpoint Health Networks, Inc.+..........................         19,600       2,291,975
                                                                              -------------
                                                                                 12,060,356
                                                                              -------------
HOUSING--0.9%
  Polycom, Inc.+............................................         48,200       3,133,000
  Yankee Candle Co.+........................................         63,700         935,594
                                                                              -------------
                                                                                  4,068,594
                                                                              -------------
INSURANCE--1.1%
  Radian Group, Inc.........................................         21,800       1,545,075
  Reinsurance Group of America, Inc.........................         56,551       2,113,594
  Xl Capital Ltd., Class A..................................         20,000       1,537,500
                                                                              -------------
                                                                                  5,196,169
                                                                              -------------
INTERNET CONTENT--4.7%
  Check Point Software Technologies, Ltd.+..................         15,600       2,470,650
  Clarent Corp.+............................................         44,900       1,394,706
  Commerce One, Inc.+.......................................         29,000       1,861,437
  Critical Path, Inc.+......................................          6,700         325,369
  Juniper Networks, Inc.+...................................         13,200       2,574,000
  Macromedia, Inc.+.........................................          4,200         323,663
  VeriSign, Inc.+...........................................         80,780      10,662,960
  WatchGuard Technologies, Inc.+............................         26,700       1,335,000
  Yahoo!, Inc.+.............................................          4,200         246,225
                                                                              -------------
                                                                                 21,194,010
                                                                              -------------

STYLE SELECT SERIES LOGO

Aggressive Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000 -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
INTERNET SOFTWARE--3.1%
  Agile Software Corp.+.....................................         11,200   $     844,200
  Ariba, Inc.+..............................................         18,000       2,274,750
  Art Technology Group, Inc.+...............................         18,500       1,160,875
  BEA Systems, Inc.+........................................         46,400       3,329,200
  BroadVision, Inc.+........................................          5,500         163,625
  CacheFlow, Inc............................................          8,400         907,200
  Entrade, Inc.+(1).........................................         14,000          37,013
  Inktomi Corp.+............................................         46,800       2,968,875
  Liberate Technologies, Inc.+..............................         32,900         627,156
  Phone.com, Inc.+..........................................         11,950       1,106,122
  RealNetworks, Inc.+.......................................         14,500         298,836
  Vignette Corp.+...........................................          6,400         190,800
                                                                              -------------
                                                                                 13,908,652
                                                                              -------------
LEISURE & TOURISM--0.5%
  Extended Stay America, Inc.+..............................        189,100       2,328,294
                                                                              -------------
MACHINERY--0.2%
  Oshkosh Truck Corp., Class B..............................         24,600       1,011,675
                                                                              -------------
MEDICAL PRODUCTS--2.7%
  Aclara Biosciences, Inc.+.................................         58,700       1,049,263
  Alkermes, Inc.+...........................................         40,600       1,504,738
  Celgene Corp.+............................................         25,900       1,667,312
  Deltagen, Inc.............................................         10,000         158,750
  Inhale Therapeutic Systems, Inc.+.........................         31,500       1,567,125
  Lexicon Genetics, Inc.+...................................         26,400         534,600
  Myriad Genetics, Inc.+....................................         15,700       1,884,000
  QLT PhotoTherapeutics, Inc.+..............................         30,500       1,516,899
  St. Jude Medical, Inc.+...................................         35,100       1,930,500
  Visible Genetics, Inc.+...................................          9,900         299,475
                                                                              -------------
                                                                                 12,112,662
                                                                              -------------
METALS & MINERALS--0.1%
  Maverick Tube Corp.+......................................         45,500         708,094
                                                                              -------------
MULTI-INDUSTRY--1.0%
  General Electric Co.......................................         79,845       4,376,504
                                                                              -------------
REAL ESTATE COMPANIES--0.3%
  Lennar Corp...............................................         48,900       1,570,913
                                                                              -------------
REAL ESTATE INVESTMENT TRUSTS--0.1%
  Prologis Trust............................................         18,200         382,200
                                                                              -------------

                                                                 SHARES/
                                                                CONTRACTS/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
RETAIL--0.9%
  AnnTaylor Stores Corp.....................................         26,500   $     795,000
  Home Depot, Inc...........................................         40,340       1,734,620
  Skymall, Inc.+............................................        100,000         206,250
  Stamps.com, Inc.+.........................................         30,000         118,125
  Wal-Mart Stores, Inc......................................         25,900       1,175,212
                                                                              -------------
                                                                                  4,029,207
                                                                              -------------
TELECOMMUNICATIONS--5.6%
  Aether Systems, Inc.+.....................................         13,800       1,112,625
  Amdocs Ltd.+..............................................         29,200       1,892,525
  AudioCodes Ltd.+..........................................         67,000       2,650,688
  Avanex Corp.+.............................................         30,400       3,087,500
  General Motors Corp., Class H+............................         79,300       2,569,320
  Level 3 Communications, Inc.+.............................         50,990       2,431,586
  MRV Communications, Inc.+.................................         32,500       1,283,750
  Nokia Corp. ADR...........................................        191,800       8,199,450
  Sonus Networks, Inc.......................................         43,700       1,507,650
  Speechworks International Inc.+...........................          9,500         790,875
                                                                              -------------
                                                                                 25,525,969
                                                                              -------------
TELEPHONE--0.8%
  Telefonos de Mexico SA ADR................................         65,775       3,547,739
                                                                              -------------
TRANSPORTATION--0.6%
  Offshore Logistics, Inc.+.................................         60,600       1,045,350
  Railworks Corp.+..........................................        100,900         258,556
  Skywest, Inc.+............................................         29,900       1,509,950
                                                                              -------------
                                                                                  2,813,856
                                                                              -------------
INVESTMENT COMPANIES--1.1%
  Semiconductor Holders Trust+..............................         77,300       5,086,340
                                                                              -------------
TOTAL COMMON STOCK
  (cost $325,256,431).......................................                    402,556,875
                                                                              -------------
PUT OPTIONS--0.1%+(2)
  Broadcom Corp. exp 12/00
    @ $200..................................................          4,200          57,750
  Juniper Networks, Inc.+ exp 11/00 @ $200..................            800          15,800
  VeriSign, Inc. exp 12/00 @ $160...........................          4,400         163,350
                                                                              -------------
TOTAL OPTIONS
  (cost $221,240)...........................................                        236,900
                                                                              -------------
TOTAL INVESTMENT SECURITIES--88.5%
  (cost $325,477,671).......................................                    402,793,775
                                                                              -------------
SHORT-TERM SECURITIES--6.7%
  Federal Home Loan Bank Discount Notes
    6.31% due 12/14/00......................................  $      10,000       9,924,273

                                                        STYLE SELECT SERIES LOGO

Aggressive Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000 -- (CONTINUED)


                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                    SECURITY DESCRIPTION      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES (CONTINUED)
  Federal Home Loan Bank Discount Notes
    6.31% due 12/14/00......................................  $       5,000   $   4,962,315
  Federal Home Loan Bank Discount Notes
    6.35% due 12/07/00......................................          4,000       3,974,600
  Federal Home Loan Mortgage Discount Notes
    6.45% due 11/01/00......................................          4,600       4,600,000
  UBS Finance, Inc.
    6.65% due 11/01/00......................................          7,000       7,000,000
                                                                              -------------
TOTAL SHORT-TERM SECURITIES
  (cost $30,461,188)........................................                     30,461,188
                                                                              -------------
REPURCHASE AGREEMENTS--7.6%
  State Street Bank & Trust Co.
    Joint Repurchase Agreement
    (Note 2)................................................         13,128      13,128,000
  Paine Webber, Inc.
    Joint Repurchase Agreement
    (Note 2)................................................         13,000      13,000,000

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                    SECURITY DESCRIPTION      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (CONTINUED)

  Agreement with State Street Bank and Trust Co., bearing
    5.50%, dated 10/31/00 to be repurchased 11/01/00 in the
    amount of $8,374,279 collateralized by $8,580,000 U.S.
    Treasury Bond 5.75% due 4/30/03 approximate aggregate
    value $8,542,463........................................  $       8,373   $   8,373,000
                                                                              -------------
TOTAL REPURCHASE AGREEMENTS
  (cost $34,501,000)........................................                     34,501,000
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $390,439,859).......................................          102.8%    467,755,963
Liabilities in excess of other assets.......................           (2.8)    (12,626,423)
                                                              -------------   -------------
NET ASSETS--                                                          100.0%  $ 455,129,540
                                                              =============   =============

------------------
+ Non-income producing security
ADR ("American Depositary Receipt")
(1) At October 31, 2000 the Portfolio held restricted securities amounting to 0.01% of net assets. The Portfolio will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of the securities.

                          DATE OF       UNIT      VALUATION AS OF
     DESCRIPTION        ACQUISITION     COST     OCTOBER 31, 2000
---------------------   -----------   --------   -----------------
Entrade, Inc.             12/21/99     $32.00         $0.84375

(2) 1 option contract equals 100 shares

See Notes to Financial Statements

STYLE SELECT SERIES LOGO

Large-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--95.7%
AUTOMOTIVE--0.2%
  Ford Motor Co.............................................          5,667   $     148,050
  Visteon Corp..............................................            536           9,481
                                                                              -------------
                                                                                    157,531
                                                                              -------------
BANKS--4.3%
  Bank of America Corp......................................          4,700         225,894
  Bank of New York Co., Inc.................................         14,320         824,295
  Bank One Corp.............................................          1,600          58,400
  Chase Manhattan Corp......................................          9,800         445,900
  Golden West Financial Corp................................         10,700         599,869
  National City Corp........................................         29,300         626,287
  State Street Corp.........................................          1,200         149,688
  U.S. Bancorp..............................................          4,000          96,750
  Wachovia Corp.............................................          3,000         162,000
                                                                              -------------
                                                                                  3,189,083
                                                                              -------------
BROADCASTING & MEDIA--1.1%
  Comcast Corp.+............................................          5,700         228,712
  Dow Jones & Co., Inc......................................            900          52,988
  Eastman Kodak Co..........................................          1,400          62,825
  Gannett Co., Inc..........................................          5,800         336,400
  Tribune Co................................................          2,400          88,950
  WPP Group PLC ADR.........................................            200          13,375
                                                                              -------------
                                                                                    783,250
                                                                              -------------
BUSINESS SERVICES--1.4%
  Electronic Data Systems Corp..............................          8,300         389,581
  Unisys Corp.+.............................................         18,100         230,775
  United Parcel Service, Inc................................          2,100         127,575
  Waste Management, Inc.....................................         14,100         282,000
                                                                              -------------
                                                                                  1,029,931
                                                                              -------------
CHEMICALS--1.0%
  Air Products & Chemicals, Inc.............................          6,200         231,337
  Ashland, Inc..............................................          8,300         271,825
  Engelhard Corp............................................         11,200         233,800
                                                                              -------------
                                                                                    736,962
                                                                              -------------
COMMUNICATION EQUIPMENT--2.3%
  QUALCOMM, Inc.+...........................................         13,800         898,509
  Tellabs, Inc.+............................................         15,200         759,050
  Tycom Ltd.+...............................................          1,000          33,500
                                                                              -------------
                                                                                  1,691,059
                                                                              -------------
COMPUTERS & BUSINESS EQUIPMENT--4.2%
  Dell Computer Corp.+......................................         14,800         436,600
  Hewlett-Packard Co........................................         31,400       1,458,137
  International Business Machines Corp......................          6,300         620,550


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMPUTERS & BUSINESS EQUIPMENT (CONTINUED)
  Lexmark International Group, Inc., Class A+...............         13,800   $     565,800
                                                                              -------------
                                                                                  3,081,087
                                                                              -------------
COMPUTER SOFTWARE--3.0%
  Adobe Systems, Inc........................................         14,820       1,127,246
  BMC Software, Inc.+.......................................         19,400         394,063
  First Data Corp...........................................         13,100         656,637
  Novell, Inc.+.............................................          6,900          62,100
                                                                              -------------
                                                                                  2,240,046
                                                                              -------------
DRUGS--5.3%
  American Home Products Corp...............................         27,790       1,764,665
  Bristol-Myers Squibb Co...................................         10,100         615,469
  Eli Lilly & Co............................................          1,900         169,812
  Merck & Co., Inc..........................................          4,400         395,725
  Pharmacia Corp............................................         13,730         755,150
  SmithKline Beecham PLC ADR................................          4,100         267,269
                                                                              -------------
                                                                                  3,968,090
                                                                              -------------
ELECTRIC UTILITIES--1.6%
  American Electric Power Co., Inc..........................          3,500         145,250
  Exelon Corp...............................................          2,500         150,313
  FPL Group, Inc............................................          1,900         125,400
  Pinnacle West Capital Corp................................          7,300         317,094
  SCANA Corp................................................          6,000         159,000
  Southern Co...............................................         10,200         299,625
                                                                              -------------
                                                                                  1,196,682
                                                                              -------------
ELECTRONICS--6.1%
  Agilent Technologies, Inc.+...............................          4,137         191,595
  Applied Materials, Inc.+..................................          1,500          79,688
  Emerson Electric Co.......................................         13,000         954,687
  Intel Corp................................................         23,790       1,070,550
  Koninklijke (Royal) Philips Electronics NV ADR............         13,560         541,553
  Molex, Inc................................................          4,156         224,424
  Motorola, Inc.............................................         26,000         648,375
  Teradyne, Inc.+...........................................         10,500         328,125
  Texas Instruments, Inc....................................         10,500         515,156
                                                                              -------------
                                                                                  4,554,153
                                                                              -------------
ENERGY SERVICES--0.2%
  Schlumberger Ltd..........................................          1,900         144,638
                                                                              -------------
ENERGY SOURCES--6.3%
  BP Amoco PLC ADR..........................................         15,260         777,306
  Burlington Resources, Inc.................................         13,500         486,000
  Devon Energy Corp.........................................          3,127         157,601
  Exxon Mobil Corp..........................................          9,700         865,119
  Shell Transport & Trading Co. PLC NY Registry Shares
    ADR.....................................................          8,500         418,094
  Unocal Corp...............................................         43,540       1,485,802

                                                        STYLE SELECT SERIES LOGO

Large-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000 -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
ENERGY SOURCES (CONTINUED)
  USX-Marathon Group........................................         18,100   $     492,094
                                                                              -------------
                                                                                  4,682,016
                                                                              -------------
FINANCIAL SERVICES--18.2%
  American Express Co.......................................         25,500       1,530,000
  Associates First Capital Corp., Class A...................         21,100         783,337
  Charles Schwab Corp.......................................         33,750       1,185,469
  Citigroup, Inc............................................         38,682       2,035,640
  Donaldson, Lufkin & Jenrette, Inc.........................          4,400         395,175
  Dun & Bradstreet Corp.+...................................          4,000          86,500
  Federal Home Loan Mortgage Corp...........................          3,700         222,000
  Goldman Sachs Group, Inc..................................          6,790         677,727
  Household International, Inc..............................         21,600       1,086,750
  Merrill Lynch & Co., Inc..................................         10,520         736,400
  Moody's Corp..............................................          4,200         110,513
  Morgan (J.P.) & Co., Inc..................................          2,000         331,000
  Morgan Stanley Dean Witter & Co...........................          8,400         674,625
  Providian Financial Corp..................................          4,200         436,800
  Stilwell Financial, Inc...................................         19,060         854,126
  Washington Mutual, Inc....................................         13,800         607,200
  Wells Fargo Co............................................         38,220       1,770,064
                                                                              -------------
                                                                                 13,523,326
                                                                              -------------
FOOD, BEVERAGE & TOBACCO--3.2%
  Corn Products International, Inc..........................          4,800         120,600
  PepsiCo, Inc..............................................         17,064         826,538
  Philip Morris Cos., Inc...................................         25,500         933,937
  Sara Lee Corp.............................................         13,700         295,406
  Universal Corp............................................          6,300         176,400
                                                                              -------------
                                                                                  2,352,881
                                                                              -------------
FOREST PRODUCTS--1.2%
  Georgia-Pacific Corp. (Timber Group)......................          2,000          56,625
  Minnesota Mining & Manufacturing Co.......................          2,300         222,238
  Sealed Air Corp.+.........................................         12,100         582,312
  Weyerhaeuser Co...........................................          1,300          61,019
                                                                              -------------
                                                                                    922,194
                                                                              -------------
GAS & PIPELINE UTILITIES--0.5%
  Equitable Resources, Inc..................................          4,000         232,000
  National Fuel Gas Co......................................          2,600         139,425
                                                                              -------------
                                                                                    371,425
                                                                              -------------
HEALTH SERVICES--3.6%
  Tenet Healthcare Corp.....................................         23,100         908,119
  Wellpoint Health Networks, Inc.+..........................         15,233       1,781,309
                                                                              -------------
                                                                                  2,689,428
                                                                              -------------


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--3.1%
  Gillette Co...............................................          2,300   $      80,212
  Kimberly-Clark Corp.......................................         33,600       2,217,600
                                                                              -------------
                                                                                  2,297,812
                                                                              -------------
INSURANCE--5.9%
  ACE Ltd...................................................         12,000         471,000
  American General Corp.....................................          5,100         410,550
  American International Group, Inc.#.......................          1,405         137,690
  Chubb Corp................................................          6,000         506,625
  CIGNA Corp................................................          3,100         378,045
  Loews Corp................................................          1,300         118,219
  Marsh & McLennan Cos., Inc................................          3,900         509,925
  MBIA, Inc.................................................          9,500         690,531
  Progressive Corp..........................................          4,500         442,125
  Sun Life Financial Services of Canada, Inc.+..............          1,900          38,950
  TransAtlantic Holdings, Inc.#.............................          5,400         501,525
  UnumProvident Corp........................................          5,546         156,674
                                                                              -------------
                                                                                  4,361,859
                                                                              -------------
INTERNET CONTENT--0.6%
  E*TRADE Group, Inc.+......................................         30,600         445,613
                                                                              -------------
INTERNET SOFTWARE--1.2%
  America Online, Inc.+.....................................         17,100         862,353
                                                                              -------------
LEISURE & TOURISM--1.1%
  Marriott International, Inc., Class A.....................          5,300         214,650
  McDonald's Corp...........................................         20,600         638,600
                                                                              -------------
                                                                                    853,250
                                                                              -------------
MACHINERY--0.3%
  Dover Corp................................................          5,300         224,919
                                                                              -------------
MEDICAL PRODUCTS--0.9%
  Baxter International, Inc.................................          5,000         410,938
  Beckman Coulter, Inc......................................          3,600         252,225
                                                                              -------------
                                                                                    663,163
                                                                              -------------
METALS & MINERALS--3.6%
  Alcoa, Inc................................................         58,400       1,675,350
  Martin Marietta Materials, Inc............................          5,100         195,840
  Masco Corp................................................         27,500         513,906
  Vulcan Materials Co.......................................          6,100         256,200
                                                                              -------------
                                                                                  2,641,296
                                                                              -------------
MULTI-INDUSTRY--3.3%
  Berkshire Hathaway, Inc., Class A+........................             14         891,800
  Cooper Industries, Inc....................................          4,400         168,300
  Tyco International Ltd....................................         24,200       1,371,837
                                                                              -------------
                                                                                  2,431,937
                                                                              -------------
REAL ESTATE INVESTMENT TRUSTS--0.2%
  CenterPoint Properties Corp...............................            100           4,444
  Equity Residential Properties Trust.......................            800          37,650

STYLE SELECT SERIES LOGO

Large-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000 -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
  General Growth Properties, Inc............................          3,300   $      97,350
                                                                              -------------
                                                                                    139,444
                                                                              -------------
RETAIL--4.5%
  Costco Wholesale Corp.+...................................         19,300         706,862
  CVS Corp..................................................         13,420         710,421
  Family Dollar Stores, Inc.................................         13,000         252,688
  May Department Stores Co..................................          9,150         240,188
  Staples, Inc.+............................................         72,400       1,031,700
  Target Corp...............................................         14,600         403,325
                                                                              -------------
                                                                                  3,345,184
                                                                              -------------
TELECOMMUNICATIONS--1.5%
  AT&T Wireless Group+......................................          2,700          67,331
  Avaya, Inc.+..............................................            925          12,430
  Loral Space & Communications Ltd.+........................          6,900          39,244
  Lucent Technologies, Inc..................................         12,800         298,400
  Nokia Corp. ADR...........................................         16,570         708,367
                                                                              -------------
                                                                                  1,125,772
                                                                              -------------
TELEPHONE--5.3%
  AT&T Corp.................................................         50,623       1,173,821
  BellSouth Corp............................................          9,600         463,800
  Sprint Corp...............................................          3,400          86,700
  Verizon Communications, Inc...............................         31,338       1,811,728
  WorldCom, Inc.+...........................................         19,400         460,750
                                                                              -------------
                                                                                  3,996,799
                                                                              -------------
TRANSPORTATION--0.5%
  Canadian National Railway Co..............................          5,400         170,100
  Norfolk Southern Corp.....................................         14,600         206,225
                                                                              -------------
                                                                                    376,325
                                                                              -------------
TOTAL COMMON STOCK
  (cost $63,212,585)........................................                     71,079,508
                                                                              -------------

                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                    SECURITY DESCRIPTION      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
PREFERRED STOCK--0.1%
REAL ESTATE INVESTMENT TRUSTS--0.1%
  General Growth Properties, Inc., convertible 7.25%........          2,500   $      51,875
                                                                              -------------
TOTAL INVESTMENT SECURITIES--95.8%
  (cost $63,275,345)........................................                     71,131,383
                                                                              -------------
SHORT-TERM SECURITIES--1.8%
  Cayman Island Time Deposit with State Street Bank & Trust
    Co. 4.50% due 11/01/00
    (cost: $1,315,000)......................................  $       1,315       1,315,000
                                                                              -------------
REPURCHASE AGREEMENTS--3.4%
  SBC Warburg Dillon Read LLC
    Joint Repurchase Agreement
    (Note 2)................................................            950         950,000
  Agreement with State Street Bank & Trust Co., bearing
    6.62%, dated 10/31/00 to be repurchased 11/01/00 in the
    amount of $1,578,290, collateralized by $1,650,000
    Federal Home Loan Bank Discount Notes zero coupon due
    01/03/01 approximate aggregate value $1,627,313.........          1,578       1,578,000
                                                                              -------------
TOTAL REPURCHASE AGREEMENTS
  (cost $2,528,000).........................................                      2,528,000
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $67,118,345)........................................          101.0%     74,974,383
Liabilities in excess of other assets.......................           (1.0)       (719,652)
                                                              -------------   -------------
NET ASSETS--                                                          100.0%  $  74,254,731
                                                              =============   =============

------------------
+ Non-income producing security
# Security represents an investment in an affiliated company
ADR ("American Depositary Receipt")

See Notes to Financial Statements

                                                        STYLE SELECT SERIES LOGO

Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--89.0%
AEROSPACE & MILITARY TECHNOLOGY--0.6%
  General Dynamics Corp.....................................         13,200   $     944,625
                                                                              -------------
APPAREL & TEXTILES--0.5%
  Kellwood Co...............................................         35,000         680,313
                                                                              -------------
AUTOMOTIVE--0.4%
  Lear Corp.+...............................................         22,900         624,025
                                                                              -------------
BANKS--5.0%
  Bank of New York Co., Inc.................................         16,500         949,781
  Bank One Corp.............................................          2,600          94,900
  Chase Manhattan Corp......................................         26,850       1,221,675
  Commerce Bancshares, Inc..................................         21,350         767,266
  First Virginia Banks, Inc.................................         53,100       2,197,012
  Golden West Financial Corp................................         20,000       1,070,794
  State Street Corp.........................................          2,300         286,902
  U.S. Bancorp..............................................          8,700         210,431
  Washington Federal, Inc...................................         23,800         531,038
                                                                              -------------
                                                                                  7,329,799
                                                                              -------------
BROADCASTING & MEDIA--2.0%
  American Tower Corp., Class A+............................          3,200         131,000
  AT&T Corp.-Liberty Media Group, Inc., Class A+............         32,800         590,400
  Dow Jones & Co., Inc......................................          2,400         141,300
  Gannett Co., Inc..........................................         11,300         655,400
  News Corp. Ltd. ADR.......................................         24,000         868,500
  Tribune Co................................................          5,200         192,725
  Viacom, Inc., Class B+....................................          4,100         233,188
  WPP Group PLC ADR.........................................            600          33,504
                                                                              -------------
                                                                                  2,846,017
                                                                              -------------
BUSINESS SERVICES--0.9%
  Ceridian Corp.+...........................................         18,600         465,000
  Electronic Data Systems Corp..............................          5,200         244,075
  Fluor Corp................................................          9,500         332,500
  United Parcel Service, Inc................................          4,800         291,600
                                                                              -------------
                                                                                  1,333,175
                                                                              -------------
CHEMICALS--1.7%
  Air Products & Chemicals, Inc.............................         10,500         391,781
  du Pont (E.I.) de Nemours & Co............................          2,000          90,750
  Monsanto Co.+.............................................         12,100         308,550
  Praxair, Inc..............................................         30,200       1,124,950
  Rohm & Haas Co............................................         19,400         583,213
                                                                              -------------
                                                                                  2,499,244
                                                                              -------------
COMMUNICATION EQUIPMENT--1.0%
  Tellabs, Inc.+............................................         28,400       1,418,225
  Tycom Ltd.+...............................................          1,900          63,650
                                                                              -------------
                                                                                  1,481,875
                                                                              -------------


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMPUTERS & BUSINESS EQUIPMENT--4.6%
  Gateway, Inc.+............................................         10,400   $     536,744
  Hewlett-Packard Co........................................         36,400       1,690,325
  International Business Machines Corp......................         21,800       2,147,300
  Lexmark International Group, Inc., Class A+...............         47,100       1,931,100
  Pitney Bowes, Inc.........................................         16,100         477,969
                                                                              -------------
                                                                                  6,783,438
                                                                              -------------
COMPUTER SOFTWARE--3.1%
  Autodesk, Inc.............................................         20,500         452,281
  BMC Software, Inc.+.......................................         28,500         578,906
  Cadence Design Systems, Inc.+.............................         32,100         824,569
  Computer Associates International, Inc....................         18,000         573,750
  Computer Sciences Corp.+..................................         12,300         774,900
  First Data Corp...........................................         14,700         736,837
  Novell, Inc.+.............................................         16,200         145,800
  Parametric Technology Corp.+..............................         33,400         411,238
                                                                              -------------
                                                                                  4,498,281
                                                                              -------------
DRUGS--5.7%
  American Home Products Corp...............................         40,500       2,571,750
  Bristol-Myers Squibb Co...................................         31,500       1,919,531
  Eli Lilly & Co............................................          3,600         321,750
  Merck & Co., Inc..........................................         22,800       2,050,575
  Pharmacia Corp............................................          6,000         330,000
  Schering-Plough Corp......................................         11,500         594,406
  SmithKline Beecham PLC ADR................................          7,700         501,944
                                                                              -------------
                                                                                  8,289,956
                                                                              -------------
ELECTRIC UTILITIES--2.7%
  Edison International......................................         16,100         487,050
  Exelon Corp...............................................          7,100         426,888
  Florida Progress Corp.....................................         32,100       1,707,319
  Wisconsin Energy Corp.....................................         73,100       1,375,194
                                                                              -------------
                                                                                  3,996,451
                                                                              -------------
ELECTRICAL EQUIPMENT--0.6%
  Parker Hannifin Corp......................................          4,400         182,050
  SCI Systems, Inc.+........................................         15,900         683,700
                                                                              -------------
                                                                                    865,750
                                                                              -------------
ELECTRONICS--4.0%
  Agilent Technologies, Inc.+...............................          8,768         406,068
  Applied Materials, Inc.+..................................          2,800         148,750
  Emerson Electric Co.......................................         10,000         734,375
  Intel Corp................................................         10,600         477,000
  Koninklijke (Royal) Philips Electronics NV ADR............          5,373         214,584
  Molex, Inc................................................          6,865         370,710
  Motorola, Inc.............................................         82,300       2,052,356

STYLE SELECT SERIES LOGO

Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000 -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
ELECTRONICS (CONTINUED)
  Samsung Electronics Co. Ltd. GDR+.........................          1,600   $     117,600
  Texas Instruments, Inc....................................         22,200       1,089,188
  Thermo Electron Corp......................................          6,300         182,700
                                                                              -------------
                                                                                  5,793,331
                                                                              -------------
ENERGY SERVICES--0.8%
  Halliburton Co............................................         16,700         618,944
  Schlumberger Ltd..........................................          3,100         235,987
  Transocean Sedco Forex, Inc...............................          6,800         360,400
                                                                              -------------
                                                                                  1,215,331
                                                                              -------------
ENERGY SOURCES--5.0%
  BP Amoco PLC ADR..........................................          8,200         417,688
  Chevron Corp.@............................................         21,100       1,732,837
  Devon Energy Corp.........................................          5,739         289,246
  Exxon Mobil Corp..........................................         11,800       1,052,412
  Nicor, Inc................................................         21,200         748,625
  Royal Dutch Petroleum Co. NY Registry Shares GDR..........         31,400       1,864,375
  WD-40 Co..................................................         11,100         242,813
  Williams Cos., Inc........................................         24,200       1,011,862
                                                                              -------------
                                                                                  7,359,858
                                                                              -------------
ENTERTAINMENT PRODUCTS--1.0%
  National Presto Industries, Inc...........................         49,100       1,491,413
                                                                              -------------
FINANCIAL SERVICES--13.3%
  American Express Co.......................................         46,800       2,808,000
  Citigroup, Inc............................................         64,678       3,403,680
  CNA Surety Corp...........................................         35,900         417,337
  Donaldson, Lufkin & Jenrette, Inc.........................          8,000         718,500
  Dun & Bradstreet Corp.+...................................          9,150         197,869
  Federal Home Loan Mortgage Corp...........................         13,400         804,000
  Household International, Inc..............................         40,200       2,022,562
  Moody's Corp..............................................          9,100         239,444
  Morgan Stanley, Dean Witter & Co..........................         20,720       1,664,075
  Providian Financial Corp..................................         16,300       1,695,200
  Stilwell Financial, Inc...................................         10,300         461,569
  Student Loan Corp.........................................         36,600       1,958,100
  USA Education, Inc........................................          7,300         407,888
  Wells Fargo Co............................................         58,600       2,713,912
                                                                              -------------
                                                                                 19,512,136
                                                                              -------------
FOOD, BEVERAGE & TOBACCO--3.1%
  Anheuser-Busch Cos., Inc..................................         19,400         887,550
  General Mills, Inc........................................         10,700         446,725
  H.J. Heinz & Co...........................................          6,300         264,206
  Lance, Inc................................................         77,100         775,819


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO (CONTINUED)
  Philip Morris Cos., Inc...................................         32,500   $   1,190,312
  UST, Inc..................................................         35,300         891,325
                                                                              -------------
                                                                                  4,455,937
                                                                              -------------
FOREST PRODUCTS--2.2%
  Bemis Co., Inc............................................         24,200         626,175
  Minnesota Mining & Manufacturing Co.@.....................         16,000       1,546,000
  Sealed Air Corp.+.........................................         22,000       1,058,750
                                                                              -------------
                                                                                  3,230,925
                                                                              -------------
GAS & PIPELINE UTILITIES--3.2%
  AGL Resources, Inc........................................         45,500         927,062
  Northwest Natural Gas Co..................................         52,800       1,237,500
  Piedmont Natural Gas, Inc.................................         21,200         646,600
  WGL Holding Co............................................         72,100       1,838,550
                                                                              -------------
                                                                                  4,649,712
                                                                              -------------
HOUSEHOLD PRODUCTS--1.7%
  Gillette Co...............................................         12,000         418,500
  International Flavors & Fragrances, Inc...................         18,300         306,525
  Kimberly-Clark Corp.......................................         13,100         864,600
  Procter & Gamble Co.......................................         11,400         814,388
                                                                              -------------
                                                                                  2,404,013
                                                                              -------------
HOUSING--0.3%
  York International Corp...................................         15,600         424,125
                                                                              -------------
INSURANCE--4.8%
  American International Group, Inc.#.......................          6,234         610,932
  Aon Corp..................................................         20,500         849,469
  Chubb Corp................................................          4,900         413,744
  CIGNA Corp................................................         11,100       1,353,645
  Horace Mann Educators Corp................................         21,400         359,787
  Loews Corp................................................          2,500         227,344
  Progressive Corp..........................................          9,500         933,375
  Sun Life Financial Services of Canada, Inc.+..............          4,800          98,400
  TransAtlantic Holdings, Inc.#.............................          9,500         882,312
  UnumProvident Corp........................................         10,319         291,512
  XL Capital Ltd., Class A..................................         13,345       1,025,897
                                                                              -------------
                                                                                  7,046,417
                                                                              -------------
LEISURE & TOURISM--2.6%
  Carnival Corp., Class A...................................         31,300         776,631
  Marriott International, Inc., Class A.....................          9,600         388,800
  McDonald's Corp...........................................         63,400       1,965,400
  The Walt Disney Co........................................         20,200         723,413
                                                                              -------------
                                                                                  3,854,244
                                                                              -------------

                                                        STYLE SELECT SERIES LOGO

Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000 -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
MACHINERY--0.8%
  Deere & Co.@..............................................         19,100   $     703,119
  Dover Corp................................................         10,000         424,375
                                                                              -------------
                                                                                  1,127,494
                                                                              -------------
MEDICAL PRODUCTS--1.0%
  Bard (C.R.), Inc..........................................          5,900         247,063
  Becton, Dickinson & Co....................................         18,700         626,450
  Johnson & Johnson Co......................................          5,900         543,537
                                                                              -------------
                                                                                  1,417,050
                                                                              -------------
METALS & MINERALS--2.1%
  Alcoa, Inc................................................         27,300         783,169
  Martin Marietta Materials, Inc............................         10,900         418,560
  Masco Corp................................................         75,100       1,403,431
  Vulcan Materials Co.......................................         11,600         487,200
                                                                              -------------
                                                                                  3,092,360
                                                                              -------------
MULTI-INDUSTRY--5.4%
  Berkshire Hathaway, Inc., Class A+........................             26       1,656,200
  Berkshire Hathaway, Inc., Class B+........................            700       1,472,100
  Cooper Industries, Inc....................................         27,100       1,036,575
  Pall Corp.................................................         34,200         737,437
  Russ Berrie & Co., Inc....................................         21,000         476,438
  Tyco International Ltd....................................         45,000       2,550,937
                                                                              -------------
                                                                                  7,929,687
                                                                              -------------
REAL ESTATE INVESTMENT TRUSTS--0.6%
  CenterPoint Properties Corp...............................          1,300          57,769
  Equity Office Properties Trust............................         11,200         337,400
  Equity Residential Properties Trust.......................          1,900          89,419
  General Growth Properties, Inc............................          5,800         171,100
  Manufactured Home Communities, Inc........................          9,300         231,337
                                                                              -------------
                                                                                    887,025
                                                                              -------------
RETAIL--2.6%
  Costco Wholesale Corp.+...................................         51,100       1,871,537
  Family Dollar Stores, Inc.................................          6,900         134,119
  The Kroger Co.+...........................................         75,600       1,705,725
  Weis Markets, Inc.........................................          4,100         150,675
                                                                              -------------
                                                                                  3,862,056
                                                                              -------------


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--1.9%
  AT&T Wireless Group+......................................          6,100   $     152,119
  Avaya, Inc.+..............................................          1,933          25,975
  General Motors Corp., Class H+............................         26,500         858,600
  Level 3 Communications, Inc.+.............................          3,900         185,981
  Loral Space & Communications Ltd.+........................         13,900          79,056
  Lucent Technologies, Inc..................................         23,200         540,850
  Nextel Communications, Inc., Class A+.....................         14,800         568,875
  NTL, Inc.+................................................          3,600         158,175
  WinStar Communications, Inc.+.............................         14,200         276,900
                                                                              -------------
                                                                                  2,846,531
                                                                              -------------
TELEPHONE--3.3%
  AT&T Corp.................................................         22,700         526,356
  Sprint Corp...............................................         36,300         925,650
  Verizon Communications....................................         49,670       2,871,547
  WorldCom, Inc.+...........................................         21,100         501,124
                                                                              -------------
                                                                                  4,824,677
                                                                              -------------
TRANSPORTATION--0.5%
  XTRA Corp.................................................         15,400         700,700
                                                                              -------------
TOTAL COMMON STOCK
  (cost $118,707,326).......................................                    130,297,971
                                                                              -------------
PREFERRED STOCK--3.9%
FINANCIAL SERVICES--3.4%
  Newell Financial Trust I convertible 5.25%................         37,200       1,190,400
  Union Pacific Capital Trust convertible 6.25%.............         57,000       2,565,000
  Wendys Financing I Series A convertible 5.00%.............         25,200       1,234,800
                                                                              -------------
                                                                                  4,990,200
                                                                              -------------
FOREST PRODUCTS--0.4%
  International Paper Capital Trust convertible 5.25%.......         12,300         533,512
                                                                              -------------
REAL ESTATE INVESTMENT TRUSTS--0.1%
  General Growth Properties, Inc., convertible 7.25%........          5,300         109,975
                                                                              -------------
TOTAL PREFERRED STOCK
  (cost $5,599,223).........................................                      5,633,687
                                                                              -------------

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Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000 -- (CONTINUED)

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
BONDS & NOTES--1.4%
ELECTRONICS--0.2%
  Motorola, Inc. convertible zero coupon due 09/27/13.......  $         275   $     240,287
                                                                              -------------
ENERGY SERVICES--0.2%
  Baker Hughes, Inc. convertible zero coupon due 5/05/08....            390         307,944
                                                                              -------------
FOOD, BEVERAGE & TOBACCO--0.1%
  Costco Wholesale Corp. convertible zero coupon due
    08/19/17................................................            195         169,439
                                                                              -------------
HEALTH SERVICES--0.9%
  Medical Care International, Inc. convertible 6.75% due
    10/01/06................................................          1,475       1,358,844
                                                                              -------------
TOTAL BONDS & NOTES
  (cost $2,058,812).........................................                      2,076,514
                                                                              -------------
TOTAL INVESTMENT SECURITIES--94.3%
  (cost $126,365,361).......................................                    138,008,172
                                                                              -------------
SHORT-TERM SECURITIES--1.0%
  Cayman Island Time Deposit with State Street Bank & Trust
    Co. 4.50% due 11/01/00 (cost: $1,476,000)...............          1,476       1,476,000
                                                                              -------------
REPURCHASE AGREEMENTS--5.2%
  Agreement with State Street Bank & Trust Co., bearing
    6.62%, dated 10/31/00 to be repurchased 11/01/00 in the
    amount of $1,103,203 collateralized by $1,120,000
    Federal Home Loan Bank 6.50% due 11/18/03 approximate
    aggregate value $1,141,000..............................          1,103       1,103,000
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------

  Agreement with State Street Bank & Trust Co., bearing
    5.25%, dated 10/31/00 to be repurchased 11/01/00 in the
    amount of $6,435,938 collateralized by $6,595,000 U.S.
    Treasury Bond 5.75% due 4/30/03 approximate aggregate
    value $6,566,147........................................          6,435   $   6,435,000
                                                                              -------------
TOTAL REPURCHASE AGREEMENTS
  (cost $7,538,000).........................................                      7,538,000
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $135,379,361).......................................          100.5%  $ 147,022,172
Liabilities in excess of other assets.......................           (0.5)       (693,703)
                                                              -------------   -------------
NET ASSETS--                                                          100.0%  $ 146,328,469
                                                              =============   =============

------------------
@ The security or a portion thereof represents collateral for the following open futures contracts
+ Non-income producing security
# Security represents an investment in an affiliated company
ADR ("American Depositary Receipt")
GDR ("Global Depositary Receipt")

See Notes to Financial Statements

                                       OPEN FUTURES CONTRACTS
NUMBER OF                                                   VALUE AT     VALUE AS OF      UNREALIZED
CONTRACTS          DESCRIPTION          EXPIRATION DATE    TRADE DATE  OCTOBER 31, 2000  DEPRECIATION
-----------------------------------------------------------------------------------------------------
13             S&P 500 Index Future      December 2000     $4,704,950     $4,680,650       $(24,300)

                                                        STYLE SELECT SERIES LOGO

Small-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--94.3%
APPAREL & TEXTILES--1.5%
  Ross Stores, Inc..........................................         25,200   $     332,325
  Tommy Hilfiger Corp.+.....................................          4,300          49,988
  Wolverine World Wide, Inc.................................         37,000         400,062
                                                                              -------------
                                                                                    782,375
                                                                              -------------
AUTOMOTIVE--0.7%
  Borg Warner Automotive, Inc...............................          4,700         177,425
  Wabash National Corp......................................         21,000         168,000
                                                                              -------------
                                                                                    345,425
                                                                              -------------
BANKS--3.0%
  Associated Banc-Corp......................................         13,420         322,919
  Chittenden Corp...........................................          4,700         124,844
  Citizens Banking Corp.....................................            510          12,144
  Community First Bankshares................................          2,050          31,775
  F.N.B. Corp...............................................         12,653         272,029
  Queens County Bancorp, Inc................................          6,100         170,800
  Seacoast Financial Services Corp..........................         22,000         233,750
  Southwest Bancorp. of Texas, Inc.+........................          2,000          73,000
  Staten Island Bancorp, Inc................................          8,100         156,431
  West America Bancorp......................................          2,300          82,656
  Wilmington Trust Corp.....................................          2,200         115,775
                                                                              -------------
                                                                                  1,596,123
                                                                              -------------
BROADCASTING & MEDIA--1.3%
  Banta Corp................................................          7,200         166,050
  Bowne & Co., Inc..........................................          2,400          20,100
  Imax Corp.+...............................................          7,300          35,588
  Pulitzer, Inc.............................................          2,700         110,565
  R.H. Donnelley Corp.+.....................................          8,100         183,262
  Valassis Communications, Inc.+............................          6,600         183,150
                                                                              -------------
                                                                                    698,715
                                                                              -------------
BUSINESS SERVICES--9.0%
  Affiliated Computer Services, Inc., Class A+..............          2,200         122,513
  A.O. Smith Corp...........................................          6,610          93,366
  ACNielson Corp.+..........................................          8,300         198,681
  Acxiom Corp.+.............................................          8,200         330,050
  BISYS Group, Inc.+........................................            400          18,850
  Briggs & Stratton Corp....................................         14,000         499,625
  Brightpoint, Inc.+........................................         15,000          99,844
  CDI Corp.+................................................          4,200          66,675
  Choicepoint, Inc..........................................          1,500          76,781
  Corinthian Colleges, Inc..................................            800          55,300
  Dycom Industries, Inc.+...................................          1,750          65,844

                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
BUSINESS SERVICES (CONTINUED)
  FSI International, Inc.+..................................         45,000   $     419,062
  Gartner Group, Inc., Class A..............................         19,900         189,050
  Granite Construction, Inc.................................          3,200          73,000
  HON INDUSTRIES, Inc.......................................         13,040         313,775
  Houghton Mifflin Co.......................................          3,500         128,844
  ITT Educational Services, Inc.............................          8,400         132,300
  Insituform Technologies, Inc., Class A....................          4,900         174,869
  Kforce.com, Inc.+.........................................         28,920         117,487
  Longview Fibre Co.........................................         12,840         174,945
  Mail-Well, Inc.+..........................................          1,400           6,913
  Maximus, Inc.+............................................          5,800         142,462
  National Data Corp........................................          4,900         186,812
  Pittston Brink's Group....................................          6,226          98,838
  Spherion Corp.............................................         37,600         446,500
  Tetra Tech, Inc.+.........................................          3,900         135,525
  United Stationers, Inc.+..................................          4,800         144,300
                                                                              -------------
                                                                                  4,512,211
                                                                              -------------
CHEMICALS--1.3%
  A. Schulman, Inc..........................................         26,000         284,375
  Ferro Corp................................................          5,300         108,650
  Minerals Technologies, Inc................................          1,400          43,838
  RPM, Inc..................................................         27,000         241,312
                                                                              -------------
                                                                                    678,175
                                                                              -------------
COMMUNICATION EQUIPMENT--1.3%
  Anixter International, Inc.+..............................          5,400         130,950
  ANTEC Corp.+..............................................          6,200          75,563
  Black Box Corp.+..........................................          3,600         237,150
  CommScope, Inc.+..........................................          6,100         154,406
  Computer Network Technology Corp.+........................          2,200          66,859
                                                                              -------------
                                                                                    664,928
                                                                              -------------
COMPUTERS & BUSINESS EQUIPMENT--1.4%
  Advanced Digital Information..............................         10,000         130,000
  American Management Systems, Inc.+........................          7,600         164,350
  Bell & Howell Co.+........................................          2,600          49,400
  Diebold, Inc.+............................................          5,100         132,600
  Maxtor Corp...............................................          5,300          41,406
  Micron Electronics, Inc.+.................................         12,100          95,666
  Radisys Corp.+............................................          3,500          92,750
                                                                              -------------
                                                                                    706,172
                                                                              -------------
COMPUTER SOFTWARE--4.5%
  AVT Corp.+................................................         28,000         175,875

STYLE SELECT SERIES LOGO

Small-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000 -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
COMPUTER SOFTWARE (CONTINUED)
  Complete Business
    Solutions, Inc.+........................................         13,000   $     134,875
  Computer Horizons Corp.+..................................         23,000         115,000
  Hyperion Solutions Corp.+.................................          7,630         106,820
  J.D. Edwards & Co.+.......................................          9,100         235,462
  JDA Software Group, Inc.+.................................         18,920         284,982
  Mentor Graphics Corp.+....................................         12,300         288,281
  Pinnacle Systems, Inc.+...................................         21,300         268,912
  Progress Software Corp.+..................................         16,000         253,000
  Storage Technology Corp.+.................................          9,300          90,675
  Structural Dynamics Research Corp.+(1)....................         17,000         175,313
  Transaction Systems Architects, Inc., Class A+............         17,760         239,760
                                                                              -------------
                                                                                  2,368,955
                                                                              -------------
DRUGS--1.2%
  AmeriSource Health Corp., Class A+........................          1,100          47,781
  Omnicare, Inc.............................................         20,000         350,000
  Perrigo Co.+..............................................         38,000         251,750
                                                                              -------------
                                                                                    649,531
                                                                              -------------
ELECTRIC UTILITIES--0.3%
  Sierra Pacific Resources..................................          9,620         165,344
                                                                              -------------
ELECTRICAL EQUIPMENT--0.7%
  Belden, Inc...............................................          3,800          98,563
  Crane Co..................................................          5,600         146,650
  Credence Systems Corp.+...................................          1,200          22,500
  Roper Industries, Inc.....................................          2,900         101,500
                                                                              -------------
                                                                                    369,213
                                                                              -------------
ELECTRONICS--4.0%
  Allen Telecommunications, Inc.+...........................          4,700          87,831
  Analogic Corp.............................................         17,600         621,500
  Kemet Corp.+..............................................          4,200         117,075
  Lam Research Corp.+.......................................            900          17,438
  Sensormatic Electronics Corp.+............................         12,800         230,400
  Silicon Valley Group, Inc.+...............................         25,000         823,437
  Watts Industries, Inc., Class A...........................         20,000         223,750
                                                                              -------------
                                                                                  2,121,431
                                                                              -------------
ENERGY SERVICES--2.0%
  Coflexip SA ADR...........................................          3,200         182,600
  Core Laboratories NV+.....................................         10,400         224,250
  Helmerich & Payne, Inc....................................          5,900         185,481

                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
ENERGY SERVICES (CONTINUED)
  Key Energy Service, Inc.+.................................         48,000   $     432,000
                                                                              -------------
                                                                                  1,024,331
                                                                              -------------
ENERGY SOURCES--2.4%
  Barrett Resources Corp.+..................................          4,900         178,238
  Chieftain International, Inc.+............................         14,200         287,550
  Louis Dreyfus Natural Gas Corp............................          4,800         153,900
  Mitchell Energy Development Corp..........................          5,500         253,000
  Noble Affiliates, Inc.....................................         11,000         403,562
                                                                              -------------
                                                                                  1,276,250
                                                                              -------------
ENTERTAINMENT PRODUCTS--0.9%
  Harman International Industries, Inc......................          6,300         302,400
  Hasbro, Inc...............................................         12,600         135,450
  Polaroid Corp.............................................          1,300          13,081
                                                                              -------------
                                                                                    450,931
                                                                              -------------
FINANCIAL SERVICES--2.5%
  Allied Capital Corp.......................................          8,200         169,125
  Capital Southwest Corp....................................          6,000         320,250
  Heller Financial, Inc.....................................          6,600         193,050
  Liberty Financial Cos., Inc...............................         11,400         307,800
  Profit Recovery Group International, Inc.+................          8,600          46,225
  Webster Financial Corp....................................         12,000         292,500
                                                                              -------------
                                                                                  1,328,950
                                                                              -------------
FOOD, BEVERAGE & TOBACCO--0.5%
  Adolph Coors Co., Class B.................................          1,000          63,688
  Whitman Corp..............................................         15,900         206,700
                                                                              -------------
                                                                                    270,388
                                                                              -------------
FOREST PRODUCTS--2.7%
  Deltic Timber Corp........................................         30,000         583,125
  Packaging Corp. of America................................         12,100         177,719
  Rayonier, Inc.............................................         15,000         527,812
  Wausau-Mosinee Paper Corp.................................         11,700         102,375
                                                                              -------------
                                                                                  1,391,031
                                                                              -------------
GAS & PIPELINE UTILITIES--0.1%
  Avista Corp...............................................          3,400          76,288
                                                                              -------------
HEALTH SERVICES--3.0%
  Apria Healthcare Group, Inc.+.............................          8,000         160,000
  Dendrite International, Inc.+.............................          7,700         167,475
  Innovative Clinical Solutions.............................        108,000         114,750
  Kendle International, Inc.+...............................          1,000           9,250

                                                        STYLE SELECT SERIES LOGO

Small-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000 -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
  COMMON STOCK (CONTINUED)
HEALTH SERVICES (CONTINUED)
  Manor Care, Inc.+.........................................         40,300   $     672,506
  PAREXEL International Corp.+..............................         35,000         306,250
  Renal Care Group, Inc.....................................          6,400         150,400
                                                                              -------------
                                                                                  1,580,631
                                                                              -------------
HOUSEHOLD PRODUCTS--0.2%
  Pennzoil-Quaker State Co..................................          8,300          97,525
                                                                              -------------
HOUSING--4.0%
  Bassett Furniture Industries, Inc.........................          6,000          75,750
  D.R. Horton, Inc..........................................         27,250         504,125
  Fleetwood Enterprises, Inc................................         15,000         197,812
  Furniture Brands International, Inc.+.....................          9,300         156,938
  Hughes Supply, Inc........................................          5,600         105,000
  Kaufman & Broad Home Corp.................................          3,800         113,050
  La-Z-Boy, Inc.............................................         20,000         315,000
  Pulte Corp................................................         12,000         399,750
  Toll Brothers, Inc.+......................................          7,400         240,500
                                                                              -------------
                                                                                  2,107,925
                                                                              -------------
INSURANCE--13.7%
  Chiyoda Fire & Marine Insurance Co. Ltd...................        200,000         535,215
  Enhance Financial Services Group, Inc.....................         50,000         581,250
  Everest Reinsurance Group Ltd.............................          4,600         269,675
  First American Financial Corp.............................         45,000         942,188
  Gallagher (Arthur J.) & Co................................          2,600         164,125
  HCC Insurance Holdings, Inc...............................          4,800          91,500
  Horace Mann Educators Corp................................         19,500         327,844
  IPC Holdings Ltd..........................................         20,000         407,813
  Leucadia National Corp....................................         20,400         507,450
  MBIA, Inc.................................................         13,000         944,937
  Old Republic International Corp...........................         21,000         546,000
  Radian Group, Inc.........................................          3,199         226,729
  Renaissance Holdings Ltd.+................................          2,000         145,125
  Stewart Information Services Corp.........................         40,100         631,575
  Trenwick Group Ltd........................................         43,000         843,875
                                                                              -------------
                                                                                  7,165,301
                                                                              -------------
INTERNET CONTENT--0.6%
  Avocent Corp..............................................          1,600         113,500

                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
INTERNET CONTENT (CONTINUED)
  Answerthink, Inc..........................................         11,100   $     181,763
                                                                              -------------
                                                                                    295,263
                                                                              -------------
INVESTMENT COMPANIES--0.3%
  Morgan Stanley Asia--Pacific Fund+........................         18,000         159,750
                                                                              -------------
LEISURE & TOURISM--0.5%
  Alaska Air Group, Inc.+...................................          6,000         155,625
  Prime Hospitality Corp.+..................................          9,600          91,200
                                                                              -------------
                                                                                    246,825
                                                                              -------------
MACHINERY--7.5%
  Alamo Group, Inc..........................................         50,000         646,875
  Federal Signal Corp.......................................         30,240         706,860
  JLG Industries, Inc.......................................         12,400         172,825
  Kaydon Corp...............................................         10,650         233,634
  Manitowoc, Inc............................................         16,500         448,594
  Paccar, Inc...............................................         15,000         630,938
  Regal-Beloit Corp.........................................          7,200         120,600
  Snap-On, Inc..............................................          3,700          94,581
  Tecumseh Products Co......................................          6,630         264,371
  Toyoda Automatic Loom Works Ltd...........................         35,000         633,506
                                                                              -------------
                                                                                  3,952,784
                                                                              -------------
MEDICAL PRODUCTS--2.4%
  Dentsply International, Inc...............................          5,300         183,844
  Inamed Corp.+.............................................          5,200         145,600
  Invacare Corp.............................................          9,300         265,050
  Steris Corp.+.............................................         36,500         547,500
  Varian Medical Systems, Inc.+.............................          2,200         107,525
                                                                              -------------
                                                                                  1,249,519
                                                                              -------------
METALS & MINERALS--2.3%
  Alcoa, Inc................................................         26,500         760,218
  Martin Marietta Materials, Inc............................          4,100         157,440
  USG Corp.+................................................         17,500         298,594
                                                                              -------------
                                                                                  1,216,252
                                                                              -------------
MULTI-INDUSTRY--1.4%
  Trinity Industries, Inc...................................         31,500         757,969
                                                                              -------------
REAL ESTATE COMPANIES--4.4%
  Catellus Development Corp.+...............................         47,300         860,269
  Forest City Enterprises, Inc., Class A....................         23,500         869,500
  LNR Property Corp.........................................         26,200         566,575
                                                                              -------------
                                                                                  2,296,344
                                                                              -------------

STYLE SELECT SERIES LOGO

Small-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000 -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS--7.2%
  Alexandria Real Estate Equities, Inc......................          3,100   $     105,013
  Chateau Communities, Inc..................................          5,700         160,312
  Chelsea GCA Realty, Inc...................................          2,000          64,500
  FelCor Lodging Trust, Inc.................................          8,000         175,500
  Gables Residential Trust..................................         10,000         255,000
  Highwoods Properties, Inc.................................          9,000         194,625
  Home Properties of New York, Inc..........................         14,360         390,412
  IRT Property Co...........................................         15,000         122,813
  JDN Realty Corp...........................................         18,000         196,875
  Kilroy Realty Corp........................................          2,900          75,581
  Koger Equity, Inc.........................................         31,300         498,844
  Mack-Cali Realty Corp.....................................          3,000          81,375
  Parkway Properties, Inc...................................          3,500         100,188
  Plum Creek Timber Co., Inc................................         17,000         440,937
  Prentiss Properties Trust.................................          9,500         241,062
  Summit Properties, Inc....................................          8,000         192,000
  Wellsford Real Property, Inc..............................         27,500         489,844
                                                                              -------------
                                                                                  3,784,881
                                                                              -------------
RETAIL--3.4%
  AnnTaylor Stores Corp.....................................          9,000         270,000
  Blockbuster, Inc..........................................         14,600         129,575
  Borders Group, Inc.+......................................         14,200         197,025
  Casey's General Stores, Inc...............................         13,000         162,500
  Ethan Allen Interiors, Inc................................          1,900          55,575
  Lands End, Inc............................................          5,840         149,796
  Pier 1 Imports, Inc.......................................         24,250         321,312
  Venator Group, Inc.+......................................         15,700         221,763
  Whole Foods Market, Inc.+.................................          5,000         231,250
  Wild Oats Markets, Inc....................................          5,200          32,825
                                                                              -------------
                                                                                  1,771,621
                                                                              -------------
TELECOMMUNICATIONS--0.2%
  Viasystems Group, Inc.....................................          1,300          18,444
  West TeleServices Corp.+..................................          4,000         102,000
                                                                              -------------
                                                                                    120,444
                                                                              -------------
TRANSPORTATION--2.2%
  CNF Transportation, Inc...................................         27,600         736,575
  Kansas City Southern Inds Inc.............................         28,000         243,250
  Knight Transportation, Inc.+..............................         11,000         174,625
                                                                              -------------
                                                                                  1,154,450
                                                                              -------------
TOTAL INVESTMENT SECURITIES--94.3%
  (cost $46,569,803)........................................                     49,434,251
                                                                              -------------

                                                                PRINCIPAL
                                                                 AMOUNTS          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--5.1%
  Agreement with State Street Bank & Trust Co., bearing
    5.25%, dated 10/31/00 to be repurchased 11/01/00 in the
    amount of $796,116 collateralized by $720,000 U.S.
    Treasury Bond 6.88% due 8/15/25 approximate aggregate
    value $816,420..........................................  $         796   $     796,000
  Agreement with State Street Bank & Trust Co., bearing
    5.25%, dated 10/31/00 to be repurchased 11/01/00 in the
    amount of $799,117 collateralized by $815,000 U.S.
    Treasury Note 5.50% due 5/15/09 approximate aggregate
    value $818,776..........................................            799         799,000
  Agreement with State Street Bank & Trust Co., bearing
    6.45%, dated 10/31/00 to be repurchased 11/01/00 in the
    amount of $1,109,199 collateralized by $1,140,000 U.S.
    Treasury Note 5.75% due 4/30/03 approximate aggregate
    value $1,135,013........................................          1,109       1,109,000
                                                                              -------------
TOTAL REPURCHASE AGREEMENTS
  (cost $2,704,000).........................................                      2,704,000
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $49,273,803)........................................           99.5%     52,138,251
Other assets less liabilities...............................            0.5         244,227
                                                              -------------   -------------
NET ASSETS..................................................          100.0%  $  52,382,478
                                                              =============   =============

------------------
+ Non-income producing security
ADR ("American Depositary Receipt")

See Notes to Financial Statements

                                                        STYLE SELECT SERIES LOGO

Focus Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--90.7%
AEROSPACE & MILITARY TECHNOLOGY--3.0%
  Boeing Co.................................................        816,368   $   55,359,954
                                                                              --------------
BANKS--3.0%
  Chase Manhattan Corp......................................      1,241,000       56,465,500
                                                                              --------------
BROADCASTING & MEDIA--3.0%
  Viacom, Inc., Class B+....................................        987,400       56,158,375
                                                                              --------------
COMMUNICATION EQUIPMENT--1.5%
  JDS Uniphase Corp.+.......................................        339,600       27,634,950
                                                                              --------------
COMPUTER SOFTWARE--17.2%
  Adobe Systems, Inc........................................        960,230       73,037,494
  Cisco Systems, Inc.+......................................      3,755,547      202,330,095
  EMC Corp.+................................................        491,437       43,768,608
                                                                              --------------
                                                                                 319,136,197
                                                                              --------------
DRUGS--17.6%
  ALZA Corp.+...............................................        336,750       27,255,703
  American Home Products Corp...............................        747,400       47,459,900
  Cardinal Health, Inc......................................        714,600       67,708,350
  Eli Lilly & Co............................................        531,500       47,502,813
  Pfizer, Inc...............................................      3,150,000      136,040,625
                                                                              --------------
                                                                                 325,967,391
                                                                              --------------
ELECTRIC UTILITIES--2.7%
  Calpine Corp.+............................................        639,000       50,441,063
                                                                              --------------
ELECTRONICS--4.2%
  Flextronics International Ltd.+...........................      2,060,029       78,281,102
                                                                              --------------
ENERGY SERVICES--3.1%
  Transocean Sedco Forex, Inc...............................      1,093,500       57,955,500
                                                                              --------------
FINANCIAL SERVICES--3.3%
  Citigroup, Inc............................................      1,149,900       60,513,487
                                                                              --------------
INTERNET CONTENT--6.1%
  Commerce One, Inc.+.......................................        880,000       56,485,000
  eBay, Inc.+...............................................      1,099,000       56,598,500
                                                                              --------------
                                                                                 113,083,500
                                                                              --------------
MEDICAL PRODUCTS--5.2%
  Baxter International, Inc.................................        693,500       56,997,031
  Genentech, Inc.+..........................................        476,946       39,348,045
                                                                              --------------
                                                                                  96,345,076
                                                                              --------------
MULTI-INDUSTRY--4.7%
  Corning, Inc..............................................        314,730       24,076,845
  Tyco International Ltd....................................      1,100,000       62,356,250
                                                                              --------------
                                                                                  86,433,095
                                                                              --------------
RETAIL--9.9%
  Costco Wholesale Corp.+...................................      1,559,567       57,119,141
                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
RETAIL (CONTINUED)
  Home Depot, Inc...........................................      2,927,883   $  125,898,969
                                                                              --------------
                                                                                 183,018,110
                                                                              --------------
TELECOMMUNICATIONS--6.2%
  Nokia Corp. ADR...........................................      1,460,900       62,453,475
  Vodafone Group PLC ADR....................................      1,242,600       52,888,163
                                                                              --------------
                                                                                 115,341,638
                                                                              --------------
TOTAL INVESTMENT SECURITIES--90.7%
  (cost $1,608,650,589).....................................                   1,682,134,938
                                                                              --------------
SHORT-TERM SECURITIES--14.3%
  AEP Credit, Inc.
    6.49% due 11/07/00......................................  $   2,200,000        2,189,291
  American Express Credit Corp.
    6.61% due 11/01/00......................................     25,500,000       25,500,000
  Dayton Power & Light Co .
    6.53% due 11/06/00......................................        500,000          497,823
  Fayette Funding L.P.
    6.50% due 11/21/00......................................      6,600,000        6,576,167
  Federal Home Loan Bank Discount Notes
    6.23% due 11/01/00......................................    177,500,000      177,500,000
  Ford Motor Credit Co.
    6.51% due 11/01/00......................................     25,500,000       25,500,000
  General Electric Capital Corp.
    6.50% due 11/01/00......................................     12,859,000       12,859,000
  Merrill Lynch & Co., Inc.
    6.48% due 11/16/00......................................        600,000          598,380
  Rembrandt International Co., Inc.
    6.52% due 11/28/00......................................      4,200,000        4,179,462
  Textron Financial Corp.
    6.52% due 11/17/00......................................        400,000          398,841
  Verizon Network Fund
    6.45% due 11/03/00......................................     10,000,000        9,996,417
                                                                              --------------
TOTAL SHORT-TERM SECURITIES
  (cost $265,795,381).......................................                     265,795,381
                                                                              --------------
TOTAL INVESTMENTS--
  (cost $1,874,445,970).....................................          105.0%   1,947,930,319
  Liabilities in excess of other assets.....................           (5.0)     (93,114,614)
                                                              -------------   --------------
NET ASSETS--                                                          100.0%  $1,854,815,705
                                                              =============   ==============

------------------
+ Non-income producing security
ADR ("American Depositary Receipt")

See Notes to Financial Statements

STYLE SELECT SERIES LOGO

Focused TechNet Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--86.8%
COMMUNICATION EQUIPMENT--7.7%
  JDS Uniphase Corp.+.......................................         40,100   $   3,263,138
  Network Appliance, Inc.+..................................        107,700      12,816,300
  QUALCOMM, Inc.+...........................................         45,000       2,929,922
                                                                              -------------
                                                                                 19,009,360
                                                                              -------------
COMPUTERS & BUSINESS EQUIPMENT--9.1%
  Brocade Communications Systems, Inc.+.....................         42,500       9,663,437
  Compaq Computer Corp......................................        288,000       8,758,080
  Redback Networks, Inc.+...................................         38,100       4,055,269
                                                                              -------------
                                                                                 22,476,786
                                                                              -------------
COMPUTER SOFTWARE--17.6%
  Electronic Arts, Inc.+....................................        161,500       8,075,000
  Intuit, Inc.+.............................................        134,000       8,232,625
  Netegrity, Inc.+..........................................        140,000      10,920,000
  StorageNetworks, Inc.+....................................         90,000       5,709,375
  Sun Microsystems, Inc.+...................................         40,000       4,435,000
  Sycamore Networks, Inc.+..................................         94,800       5,996,100
                                                                              -------------
                                                                                 43,368,100
                                                                              -------------
ELECTRONICS--19.2%
  Applied Micro Circuits Corp.+.............................         80,000       6,110,000
  Broadcom Corp., Class A+..................................         37,500       8,339,062
  Maxim Integrated Products, Inc.+..........................         99,000       6,564,938
  Palm, Inc.+...............................................        150,000       8,034,375
  PMC-Sierra, Inc.+.........................................         38,900       6,593,550
  SDL, Inc.+................................................         45,500      11,795,875
                                                                              -------------
                                                                                 47,437,800
                                                                              -------------
INTERNET CONTENT--15.4%
  Check Point Software Technologies, Ltd.+..................         53,000       8,393,875
  Commerce One, Inc.+.......................................         99,000       6,354,562
  eBay, Inc.+...............................................        121,500       6,257,250
  Juniper Networks, Inc.+...................................         87,500      17,062,500
                                                                              -------------
                                                                                 38,068,187
                                                                              -------------
INTERNET SOFTWARE--12.0%
  Ariba, Inc.+..............................................         90,000      11,373,750
  Interwoven, Inc.+.........................................        120,000      12,090,000
  Vignette Corp.+...........................................        208,000       6,201,000
                                                                              -------------
                                                                                 29,664,750
                                                                              -------------
MEDICAL PRODUCTS--3.3%
  Human Genome Sciences, Inc.+..............................         91,700       8,105,420
                                                                              -------------
TELECOMMUNICATIONS--2.5%
  Avanex Corp.+.............................................         60,000       6,093,750
                                                                              -------------
  TOTAL COMMON STOCK
    (cost $201,450,526).....................................                    214,224,153
                                                                              -------------
                                                                CONTRACTS/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                    SECURITY DESCRIPTION      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------

PUT OPTION--0.0%+(1)
  Juniper Networks, Inc. exp. 11/00 @ $200
    (cost $35,604)..........................................             16   $      31,600
                                                                              -------------
TOTAL INVESTMENT SECURITIES--86.8%
  (cost $201,486,130).......................................                    214,255,753
                                                                              -------------
REPURCHASE AGREEMENTS--14.9%
  Paine Webber, Inc. Joint Repurchase Agreement
    (Note 2)................................................  $      10,000      10,000,000
  State Street Bank & Trust Co. Joint Repurchase Agreement
    (Note 2)................................................         12,498      12,498,000
  Agreement with State Street Bank & Trust Co., bearing
    6.3%, dated 10/31/00 to be repurchased 11/01/00 in the
    amount of $11,573,025, collateralized by $11,575,000
    United States Treasury Notes 5.50% due 11/30/02
    approximate aggregate value $11,806,500.................         11,571      11,571,000
  Agreement with State Street Bank & Trust Co., bearing
    6.3%, dated 10/31/00 to be repurchased 11/01/00 in the
    amount of $2,704,473, collateralized by $2,370,000
    United States Treasury Bonds 15.75% due 11/15/01
    approximate aggregate value $2,761,050..................          2,704       2,704,000
                                                                              -------------
TOTAL REPURCHASE AGREEMENTS
  (cost $36,773,000)........................................                     36,773,000
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $238,259,130).......................................          101.7%    251,028,753
  Liabilities in excess of other assets.....................           (1.7)     (4,285,979)
                                                              -------------   -------------
NET ASSETS--                                                          100.0%  $ 246,742,774
                                                              =============   =============

------------------
+ Non-income producing security
(1) 1 option contract equals 100 shares

See Notes to Financial Statements

                                                        STYLE SELECT SERIES LOGO

Focused Growth and Income Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000


                                                                                                      VALUE
                              SECURITY DESCRIPTION                                    SHARES         (NOTE 2)
----------------------------------------------------------------------------------------------------------------
COMMON STOCK--90.3%
AEROSPACE & MILITARY TECHNOLOGY--3.5%
  Boeing Co.....................................................................         53,337   $   3,616,915
  General Dynamics Corp.........................................................         55,710       3,986,747
                                                                                                  -------------
                                                                                                      7,603,662
                                                                                                  -------------
BANKS--0.9%
  Chase Manhattan Corp..........................................................         40,000       1,820,000
                                                                                                  -------------
BROADCASTING & MEDIA--0.6%
  Clear Channel Communications, Inc.+...........................................         21,567       1,295,368
                                                                                                  -------------
COMMUNICATION EQUIPMENT--3.0%
  CIENA Corp.+..................................................................         30,000       3,153,750
  JDS Uniphase Corp.+...........................................................         22,400       1,822,800
  Nortel Networks Corp..........................................................         31,100       1,415,050
                                                                                                  -------------
                                                                                                      6,391,600
                                                                                                  -------------
COMPUTERS & BUSINESS EQUIPMENT--3.2%
  Brocade Communications Systems, Inc.+.........................................         15,000       3,410,625
  International Business Machines Corp..........................................         35,000       3,447,500
                                                                                                  -------------
                                                                                                      6,858,125
                                                                                                  -------------
COMPUTER SOFTWARE--16.8%
  Adobe Systems, Inc............................................................         61,090       4,646,658
  Automatic Data Processing, Inc................................................         19,118       1,248,644
  Cisco Systems, Inc.+..........................................................        143,548       7,733,648
  EMC Corp.+....................................................................        133,709      11,908,458
  Microsoft Corp.+..............................................................         50,000       3,443,750
  Oracle Corp.+.................................................................        120,740       3,984,420
  Sun Microsystems, Inc.+.......................................................         30,243       3,353,193
                                                                                                  -------------
                                                                                                     36,318,771
                                                                                                  -------------
DRUGS--4.1%
  Merck & Co., Inc..............................................................         26,237       2,359,690
  Pfizer, Inc...................................................................        149,975       6,477,046
                                                                                                  -------------
                                                                                                      8,836,736
                                                                                                  -------------
ELECTRONICS--8.6%
  Emerson Electric Co...........................................................         50,000       3,671,875
  Intel Corp....................................................................         84,800       3,816,000
  Palm, Inc.+...................................................................         70,000       3,749,375
  PerkinElmer, Inc..............................................................         40,000       4,780,000
  PMC-Sierra, Inc.+.............................................................         15,000       2,542,500
                                                                                                  -------------
                                                                                                     18,559,750
                                                                                                  -------------

                                                                                                      VALUE
                                              SECURITY DESCRIPTION                    SHARES         (NOTE 2)
----------------------------------------------------------------------------------------------------------------
ENERGY SERVICES--1.8%
  Schlumberger Ltd..............................................................         50,000   $   3,806,250
                                                                                                  -------------
ENERGY SOURCES--1.8%
  Kerr-McGee Corp...............................................................         60,000       3,918,750
                                                                                                  -------------
FINANCIAL SERVICES--12.3%
  American Express Co...........................................................         70,000       4,200,000
  Citigroup, Inc................................................................        161,635       8,506,042
  Goldman Sachs Group, Inc......................................................         32,189       3,212,864
  Merrill Lynch & Co., Inc......................................................         61,424       4,299,680
  Morgan Stanley Dean Witter & Co...............................................         78,802       6,328,786
                                                                                                  -------------
                                                                                                     26,547,372
                                                                                                  -------------
FOOD, BEVERAGE & TOBACCO--1.1%
  Anheuser-Busch Cos., Inc......................................................         52,689       2,410,522
                                                                                                  -------------
HEALTH SERVICES--2.3%
  Tenet Healthcare Corp.........................................................        127,306       5,004,717
                                                                                                  -------------
INTERNET CONTENT--1.4%
  Juniper Networks, Inc.+.......................................................         15,000       2,925,000
                                                                                                  -------------
LEISURE & TOURISM--0.9%
  Four Seasons Hotels, Inc......................................................         26,534       1,936,982
                                                                                                  -------------
MEDICAL PRODUCTS--6.8%
  Amgen, Inc.+..................................................................         25,000       1,448,438
  Genentech, Inc.+..............................................................        133,140      10,984,050
  Guidant Corp.+................................................................         43,499       2,302,728
                                                                                                  -------------
                                                                                                     14,735,216
                                                                                                  -------------
MULTI-INDUSTRY--10.0%
  Corning, Inc..................................................................         85,978       6,577,317
  General Electric Co...........................................................        200,495      10,989,632
  Tyco International Ltd........................................................         70,000       3,968,125
                                                                                                  -------------
                                                                                                     21,535,074
                                                                                                  -------------
RETAIL--8.6%
  Costco Wholesale Corp.+.......................................................        104,409       3,823,980
  Home Depot, Inc...............................................................        191,666       8,241,638
  Tiffany & Co..................................................................         94,974       4,054,202
  Wal-Mart Stores, Inc..........................................................         54,371       2,467,084
                                                                                                  -------------
                                                                                                     18,586,904
                                                                                                  -------------
TELECOMMUNICATIONS--2.6%
  General Motors Corp., Class H+................................................        176,026       5,703,243
                                                                                                  -------------
TOTAL INVESTMENT SECURITIES--90.3%
  (cost $177,629,015)...........................................................                    194,794,042
                                                                                                  -------------

STYLE SELECT SERIES LOGO

Focused Growth and Income Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000 -- (CONTINUED)

                                                                                    PRINCIPAL
                                                                                      AMOUNT          VALUE
                                              SECURITY DESCRIPTION                (IN THOUSANDS)     (NOTE 2)
----------------------------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES--6.1%
  Federal Home Loan Bank Discount Notes
    6.23% due 11/01/00
    (cost: $13,200,000).........................................................  $      13,200   $  13,200,000
                                                                                                  -------------
REPURCHASE AGREEMENT--4.9%
  State Street Bank & Trust Co.
    Joint Repurchase Agreement
    (Note 2)
    (cost: $10,434,000).........................................................         10,434      10,434,000
                                                                                                  -------------
TOTAL INVESTMENTS--
  (cost $201,263,015)...........................................................          101.3%    218,428,042
  Liabilities in excess of other assets.........................................           (1.3)     (2,810,357)
                                                                                  -------------   -------------
  NET ASSETS--                                                                            100.0%  $ 215,617,685
                                                                                  =============   =============

------------------
+ Non-income producing security

See Notes to Financial Statements

                                                        STYLE SELECT SERIES LOGO

Focused Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--89.3%
BANKS--3.3%
  Bank of New York Co., Inc.................................         83,974   $   4,833,753
                                                                              -------------
COMMUNICATION EQUIPMENT--2.5%
  QUALCOMM, Inc.+...........................................         57,600       3,750,300
                                                                              -------------
COMPUTER SOFTWARE--8.1%
  Computer Sciences Corp.+..................................         56,500       3,559,500
  DST Systems, Inc.+........................................         70,294       4,331,868
  J.D. Edwards & Co.+.......................................        155,000       4,010,625
                                                                              -------------
                                                                                 11,901,993
                                                                              -------------
DRUGS--2.8%
  American Home Products Corp...............................         66,000       4,191,000
                                                                              -------------
ELECTRIC UTILITIES--7.0%
  Florida Progress Corp.....................................         84,700       4,504,981
  Wisconsin Energy Corp.....................................        309,500       5,822,469
                                                                              -------------
                                                                                 10,327,450
                                                                              -------------
ELECTRONICS--5.5%
  Silicon Valley Group, Inc.+...............................        245,700       8,092,744
                                                                              -------------
ENERGY SOURCES--5.8%
  Royal Dutch Petroleum Co. NY Registry Shares GDR..........         78,400       4,655,000
  Unocal Corp...............................................        114,800       3,917,550
                                                                              -------------
                                                                                  8,572,550
                                                                              -------------
FINANCIAL SERVICES--6.8%
  Liberty Financial Cos., Inc...............................        175,000       4,725,000
  Student Loan Corp.........................................        100,300       5,366,050
                                                                              -------------
                                                                                 10,091,050
                                                                              -------------
FOREST PRODUCTS--4.1%
  Minnesota Mining & Manufacturing Co.......................         62,100       6,000,413
                                                                              -------------
HEALTH SERVICES--5.5%
  PAREXEL International Corp.+..............................        420,600       3,680,250
  Wellpoint Health Networks, Inc.+..........................         38,577       4,511,098
                                                                              -------------
                                                                                  8,191,348
                                                                              -------------
HOUSEHOLD PRODUCTS--3.1%
  Kimberly-Clark Corp.......................................         70,000       4,620,000
                                                                              -------------
HOUSING--5.7%
  D.R. Horton, Inc..........................................        377,903       6,991,205
  York International Corp...................................         50,000       1,359,375
                                                                              -------------
                                                                                  8,350,580
                                                                              -------------
                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                    SECURITY DESCRIPTION      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
INSURANCE--11.4%
  Enhance Financial Services Group, Inc.....................        477,000   $   5,545,125
  First American Financial Corp.............................        339,600       7,110,375
  Trenwick Group Ltd........................................        212,000       4,160,500
                                                                              -------------
                                                                                 16,816,000
                                                                              -------------
MACHINERY--4.3%
  Alamo Group, Inc..........................................        244,100       3,158,044
  Toyoda Automatic Loom Works Ltd...........................        175,000       3,167,529
                                                                              -------------
                                                                                  6,325,573
                                                                              -------------
MEDICAL PRODUCTS--2.4%
  Becton, Dickinson & Co....................................        105,400       3,530,900
                                                                              -------------
REAL ESTATE COMPANIES--2.5%
  Catellus Development Corp.+...............................        201,000       3,655,688
                                                                              -------------
RETAIL--3.1%
  Staples, Inc.+............................................        326,330       4,650,203
                                                                              -------------
TELEPHONE--5.4%
  Sprint Corp...............................................        123,300       3,144,150
  Verizon Communications....................................         83,796       4,844,456
                                                                              -------------
                                                                                  7,988,606
                                                                              -------------
TOTAL COMMON STOCK
  (cost $114,694,070).......................................                    131,890,151
                                                                              -------------
PREFERRED STOCK--5.1%
FINANCIAL SERVICES--5.1%
  Union Pacific Capital Trust convertible 6.25%
    (cost $6,981,997).......................................        167,000       7,515,000
                                                                              -------------
TOTAL INVESTMENT SECURITIES--94.4%
  (cost $121,676,067).......................................................    139,405,151
                                                                              -------------
REPURCHASE AGREEMENTS--5.2%
  Agreement with State Street
    Bank & Trust Co., bearing
    5.25%, dated 10/31/00 to be
    repurchased 11/01/00 in the
    amount of $3,218,469
    collateralized by $3,285,000
    U.S. Treasury Bond 6.25%
    due 10/31/01 approximate
    aggregate value $3,282,947..............................  $       3,218       3,218,000

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Focused Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000 -- (CONTINUED)

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                    SECURITY DESCRIPTION      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (CONTINUED)
  Agreement with State Street
    Bank & Trust Co., bearing
    5.25%, dated 10/31/00 to be
    repurchased 11/01/00 in the
    amount of $1,278,186
    collateralized by $1,095,000
    U.S. Treasury Bond 7.50%
    due 11/15/16 approximate
    aggregate value $1,304,835..............................  $       1,278   $   1,278,000
  Agreement with State Street
    Bank & Trust Co., bearing
    5.25%, dated 10/31/00 to be
    repurchased 11/01/00 in the
    amount of $3,208,468
    collateralized by $3,290,000
    U.S. Treasury Bond 5.50%
    due 3/31/03 approximate
    aggregate value $3,272,510..............................          3,208       3,208,000
                                                                              -------------
TOTAL REPURCHASE AGREEMENTS
  (cost $7,704,000).........................................                      7,704,000
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $129,380,067).......................................           99.6%    147,109,151
  Other assets less liabilities.............................            0.4         546,799
                                                              -------------   -------------
NET ASSETS--                                                          100.0%  $ 147,655,950
                                                              =============   =============

------------------
+ Non-income producing security
GDR "Global Depositary Receipt"

See Notes to Financial Statements

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International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--85.6%
AUSTRALIA--1.0%
  Brambles Industries Ltd. (Industrial & Commercial)........         20,390   $     528,659
  Commonwealth Bank of Australia (Finance)..................          5,319          79,154
  News Corp. Ltd. ADR (Information & Entertainment).........          2,600         111,800
  Publishing & Broadcasting Ltd. (Information &
    Entertainment)..........................................         26,000         177,493
  Qantas Airways Ltd. (Information & Entertainment).........         77,200         155,264
  Telstra Corp. Ltd. (Information Technology)...............         34,519         112,654
                                                                              -------------
                                                                                  1,165,024
                                                                              -------------
BELGIUM--0.3%
  Dexia Belgium (Credit Communal) (Finance).................            944         141,871
  Fortis (B) (Finance)......................................          7,490         229,452
  UCB SA (Healthcare).......................................            670          23,880
                                                                              -------------
                                                                                    395,203
                                                                              -------------
BRAZIL--0.6%
  Petroleo Brasileiros SA ADR+ (Energy).....................         14,600         424,312
  Tele Norte Leste Participacoes SA ADR (Utilities).........          8,021         177,465
  Uniao De Banco Brasilieros SA GDR+ (Finance)..............          2,000          50,500
                                                                              -------------
                                                                                    652,277
                                                                              -------------
CANADA--3.2%
  Alcan Aluminium Ltd. (Materials)..........................          4,820         151,621
  Bombardier Inc., Class B (Multi-industry).................         33,522         525,599
  C-Mac Industries, Inc.+ (Information Technology)..........          3,000         166,500
  Canada Life Financial Corp. (Finance).....................          4,800         111,869
  Celestica, Inc.+ (Industrial & Commercial)................         13,143         940,036
  Manulife Financial Corp. (Finance)........................         11,605         300,856


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
CANADA (CONTINUED)
  Nortel Networks Corp. (Information Technology)............         15,361   $     695,179
  Royal Bank of Canada (Finance)............................          2,020          63,873
  Seagram Co., Ltd. (Information & Entertainment)...........          4,300         245,638
  Sun Life Financial Services Inc.+ (Finance)...............         28,129         580,074
                                                                              -------------
                                                                                  3,781,245
                                                                              -------------

CHINA--0.2%
  Petrochina Co. Ltd. (Energy)..............................      1,184,300         249,039
                                                                              -------------

DENMARK--0.0%
  Tele Danmark A/S (Utilities)..............................            700          33,126
                                                                              -------------

FINLAND--1.3%
  Nokia Oyj (Information Technology)........................         29,652       1,220,139
  Nokia Oyj ADR (Information Technology)....................          7,481         319,813
                                                                              -------------
                                                                                  1,539,952
                                                                              -------------

FRANCE--11.5%
  Alcatel SA (Information Technology).......................         14,960         912,775
  Altran Technologies SA (Industrial & Commercial)..........          1,820         372,059
  Aventis SA (Healthcare)...................................         25,113       1,810,121
  Axa (Finance).............................................         10,403       1,377,166
  Banque Nationale de Paris (Finance).......................         14,560       1,255,331
  Bouygues (Industrial & Commercial)........................          2,010         102,341
  Business Objects SA ADR+ (Information Technology).........          5,373         423,376
  Canal Plus (Information & Entertainment)..................            300          43,406
  Cap Gemini SA (Information Technology)....................          1,020         162,728
  Christian Dior SA (Consumer Discretionary)................          6,760         343,619
  Compagnie de Saint-Gobain (Materials).....................          1,540         203,737

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International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000 -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
FRANCE (CONTINUED)
  France Telecom SA (Information Technology)................          2,700   $     282,278
  Groupe Danone+ (Consumer Staples).........................            480          67,128
  Hermes International (Consumer Discretionary).............            820         110,640
  L'Oreal SA (Consumer Staples).............................          1,040          79,429
  Lafarge SA (Materials)....................................            311          22,960
  Legrand SA (Information Technology).......................          1,230         198,318
  Louis Vuitton Moet Henessy (Consumer Staples).............            885          64,587
  Sanofi-Synthelabo SA (Healthcare).........................          7,744         407,437
  Schneider Electric SA (Information Technology)............          1,308          85,190
  Societe Generale (Finance)................................         13,114         744,500
  Societe Television Francaise 1 (Information &
    Entertainment)..........................................          8,990         490,539
  Sodexho Alliance SA (Multi-industry)......................            506          79,223
  Suez Lyonnaise des Eaux SA (Utilities)....................          4,060         619,468
  Total Fina Elf (Energy)...................................         15,538       2,223,084
  Vivendi (Multi-industry)..................................         15,842       1,138,667
                                                                              -------------
                                                                                 13,620,107
                                                                              -------------
GERMANY--3.8%
  Allianz AG (Finance)......................................          1,020         345,839
  Bayer AG (Materials)......................................          2,373         103,002
  Deutsche Bank AG (Finance)................................          2,531         207,221
  Deutsche Lufthansa AG (Industrial & Commercial)...........         15,800         308,381
  Deutsche Telekom AG (Information Technology)..............          1,337          50,205
  Dresdner Bank AG (Finance)................................         10,440         434,996
  Epcos AG+ (Information Technology)........................          4,150         314,558
  Gehe AG (Healthcare)......................................          3,540         128,874
  HypoVereinsbank (Finance).................................          5,770         317,043
  Intershop Communications AG+ (Information Technology).....          6,640         287,370
  Muenchener Ruckversicherungs-Gesellschaft AG (Finance)....            936         294,284


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
GERMANY (CONTINUED)
  Rhon-Klinikum AG (Consumer Discretionary).................            920   $      50,161
  SAP AG (Information Technology)...........................          2,710         443,614
  Siemens AG (Multi-industry)...............................            759          96,645
  Veba AG (Utilities).......................................         21,410       1,087,932
                                                                              -------------
                                                                                  4,470,125
                                                                              -------------
HONG KONG--2.1%
  Cheung Kong (Holdings) Ltd. (Real Estate).................         29,000         320,714
  China Telecom (Hong Kong) Ltd.+ (Information
    Technology).............................................        143,500         919,990
  China Unicom (Information Technology).....................         26,000          52,173
  China Unicom ADR (Information Technology).................          7,490         153,545
  Dao Heng Bank Group Ltd. (Finance)........................         10,000          50,519
  Henderson Land Development Co. Ltd. (Real Estate).........         10,000          43,083
  Hutchison Whampoa Ltd. (Multi-industry)...................         65,350         812,790
  MTR Corp.+ (Industrial & Commercial)......................         48,000          71,086
  Pacific Century CyberWorks Ltd.+ (Information
    Technology).............................................        121,680          93,612
  Peregrine Investments Holdings Ltd.+(2) (Finance).........         91,000               0
                                                                              -------------
                                                                                  2,517,512
                                                                              -------------
INDIA--0.1%
  ICICI Ltd. ADR (Finance)..................................          8,008          75,575
                                                                              -------------
IRELAND--2.2%
  Bank of Ireland (Finance).................................         98,770         761,052
  CRH PLC (Materials).......................................         41,640         631,803
  Elan Corp. PLC ADR+ (Healthcare)..........................         20,800       1,080,300
  SmartForce PLC ADR+ (Information Technology)..............          3,287         165,428
                                                                              -------------
                                                                                  2,638,583
                                                                              -------------

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International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000 -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
ITALY--6.5%
  Alleanza Assicurazioni SpA (Finance)......................         19,000   $     252,009
  Assicurazioni Generali (Finance)..........................         15,080         495,880
  Banca Intesa SpA (Finance)................................        211,151         876,204
  Bipop-Carire SpA (Finance)................................         28,000         221,451
  ENI SpA (Energy)..........................................        203,871       1,103,772
  Mediaset SpA (Information & Entertainment)................          5,000          72,343
  Mediolanum SpA (Finance)..................................         13,780         201,950
  Olivetti SpA (Utilities)..................................         86,059         260,716
  Riunione Adriatica de Sicurta SpA (Finance)...............         54,980         721,769
  Saipem SpA (Energy).......................................         33,360         173,819
  San Paolo-IMI SpA (Industrial & Commercial)...............         36,316         588,619
  Tecnost SpA (Information Technology)......................         36,000         121,282
  Telecom Italia Mobile SpA (Information Technology)........         51,000         433,652
  Telecom Italia SpA (Information Technology)...............         87,851       1,017,613
  UniCredito Italiano SpA (Finance).........................        237,768       1,210,620
                                                                              -------------
                                                                                  7,751,699
                                                                              -------------
JAPAN--12.9%
  Canon, Inc. (Information Technology)......................         19,000         753,975
  DDI Corp. (Utilities).....................................             12          56,308
  East Japan Railway Co. (Industrial & Commercial)..........             11          63,209
  Fanuc Ltd. (Information Technology).......................          7,300         655,639
  Fuji Television Network, Inc. (Information &
    Entertainment)..........................................             22         241,947
  Fujitsu Ltd. (Information Technology).....................         41,000         730,459
  Furukawa Electric Co. Ltd. (Information Technology).......         27,000         710,168
  Hitachi Ltd. (Information Technology).....................          7,000          75,058
  Ito-Yokado Co. Ltd. (Consumer Discretionary)..............          2,000          90,363
  Kao Corp. (Consumer Staples)..............................          3,000          89,905


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
JAPAN (CONTINUED)
  Kokuyo Co. Ltd. (Information Technology)..................          5,000   $      76,983
  Kyocera Corp. (Information Technology)....................          4,500         585,621
  Makita Corp. (Consumer Discretionary).....................          6,000          43,715
  Marui Co. Ltd. (Consumer Discretionary)...................         14,000         206,571
  Matsushita Communication Industrial Co. (Information
    Technology).............................................            600          78,633
  Matsushita Electric Industrial Co. Ltd. (Information
    Technology).............................................         22,000         639,142
  Mitsui Fudosan Co. Ltd. (Real Estate).....................         36,000         436,164
  Mizuho Holdings, Inc. (Finance)...........................             77         592,063
  Murata Manufacturing Co. Ltd. (Information Technology)....          4,600         550,575
  NEC Corp. (Information Technology)........................         25,300         482,280
  Nippon Telegraph & Telephone Corp. (Utilities)............             94         855,446
  Nissan Motor Co. Ltd. (Consumer Discretionary)............         26,000         178,472
  Nomura Securities Co. Ltd. (Finance)......................         23,000         487,971
  NTT DoCoMo, Inc. (Information Technology).................             16         394,446
  Pioneer Electronic Corp. (Industrial & Commercial)........         12,000         371,718
  Rohm Co. Ltd. (Information Technology)....................          1,800         453,815
  Sankyo Co. Ltd. (Healthcare)..............................          7,000         154,287
  Seven-Eleven Japan Co. Ltd. (Consumer Discretionary)......          4,000         260,276
  Shin-Etsu Chemical Co. Ltd. (Materials)...................          4,000         164,230
  Shiseido Co. Ltd. (Consumer Staples)......................         10,000         129,222
  Softbank Corp. (Information Technology)...................          1,600          96,045
  Sony Corp. (Information Technology).......................         14,200       1,134,803
  Sumitomo Bank Ltd. (Finance)..............................         34,000         412,867

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International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000 -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
JAPAN (CONTINUED)
  Sumitomo Corp. (Industrial & Commercial)..................         14,000   $     123,173
  Takeda Chemical Industries Ltd. (Healthcare)..............         15,700       1,034,532
  TDK Corp. (Information & Entertainment)...................          1,700         171,379
  Tokyo Electron Ltd. (Information Technology)..............          2,800         219,145
  Toshiba Corp. (Information Technology)....................        151,000       1,079,412
  Yamanouchi Pharmaceutical Co. Ltd. (Healthcare)...........          9,000         407,460
                                                                              -------------
                                                                                 15,287,477
                                                                              -------------
KOREA--0.6%
  Korea Electric Power Corp. (Utilities)....................          5,000         111,648
  Korea Telecom Corp. ADR (Information Technology)..........         10,280         379,075
  Pohang Iron & Steel Co. Ltd. ADR (Materials)..............          1,451          22,944
  Samsung Electronics (Information Technology)..............          1,470         184,154
                                                                              -------------
                                                                                    697,821
                                                                              -------------
LUXEMBOURG--0.0%
  Societe Europeenne des Satellites (Information &
    Entertainment)..........................................            260          34,640
                                                                              -------------
MEXICO--1.0%
  Fomento Economico Mexicano SA de CV (Multi-industry)......         48,000         182,714
  Grupo Iusacell SA de CV ADR+ (Information Technology).....          4,000          52,000
  Grupo Televisa SA de CV GDR+ (Information &
    Entertainment)..........................................          9,400         508,775
  Telefonos de Mexico SA ADR (Utilities)....................          8,030         433,118
                                                                              -------------
                                                                                  1,176,607
                                                                              -------------
NETHERLANDS--8.8%
  ABN AMRO Holdings NV (Finance)............................         29,030         672,532
  Akzo Nobel NV (Materials).................................            720          32,780


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
NETHERLANDS (CONTINUED)
  ASM Lithography Holding NV+ (Information Technology)......         11,160   $     305,041
  Buhrmann NV (Industrial & Commercial).....................         34,102         931,835
  CSM NV (Consumer Staples).................................          2,980          68,025
  Equant NV (Information Technology)........................            900          30,130
  Fortis NV (Finance).......................................         25,140         768,017
  Hagemeyer NV (Multi-industry).............................         11,740         277,457
  ING Groep NV (Finance)....................................         32,260       2,215,254
  Koninklijke (Royal) Philips Electronics NV (Information
    Technology).............................................         45,469       1,786,872
  Koninklijke Ahold NV (Consumer Discretionary).............         35,848       1,041,298
  Koninklijke KPN NV (Utilities)............................          3,403          68,931
  Koninklijke Numico NV (Consumer Staples)..................          8,270         386,688
  Royal Dutch Petroleum Co. (Energy)........................          7,350         435,919
  STMicroelectronics NV (Information Technology)............          5,406         272,729
  STMicroelectronics NV NY Registry Shares (Information
    Technology).............................................          5,920         307,470
  United Pan-Europe Communications NV Class A+ (Information
    & Entertainment)........................................          1,110          19,451
  VNU NV (Information & Entertainment)......................         13,640         642,407
  Wolters Kluwer NV (Information & Entertainment)...........          8,437         189,874
                                                                              -------------
                                                                                 10,452,710
                                                                              -------------
NORWAY--0.2%
  Orkla ASA, Class A (Multi-industry).......................          7,910         142,788
  Petroleum Geo-Services+ (Energy)..........................          7,010          96,700
                                                                              -------------
                                                                                    239,488
                                                                              -------------
POLAND--0.2%
  Bank Polska Kesa Opicki SA (Finance)......................     USD 10,490         109,915

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International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000 -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
POLAND (CONTINUED)
  Telekomunikacja Polska SA ADR* (Information Technology)...     USD 36,607   $     180,421
                                                                              -------------
                                                                                    290,336
                                                                              -------------
PORTUGAL--0.0%
  Jeronimo Martins SGPS SA (Consumer Staples)...............          3,628          34,974
                                                                              -------------
SINGAPORE--0.7%
  DBS Group Holdings Ltd. (Finance).........................         29,000         341,798
  Flextronics International Ltd.+ (Information
    Technology).............................................          2,900         110,200
  Singapore Telecommunications Ltd. (Information
    Technology).............................................         39,000          64,619
  United Overseas Bank Ltd. (Finance).......................         37,512         277,661
                                                                              -------------
                                                                                    794,278
                                                                              -------------
SPAIN--3.2%
  Banco Bilbao Vizcaya Argentaria SA (Finance)..............         72,870         970,849
  Banco Santander Central Hispano SA (Finance)..............         33,769         327,256
  Banco Popular Esp (Finance)...............................         21,800         652,107
  Endesa SA (Utilities).....................................         15,500         252,543
  Repsol YPF SA (Energy)....................................         10,621         168,723
  Tabacalera SA (Consumer Staples)..........................         37,650         563,914
  Telefonica SA+ (Utilities)................................         38,905         741,842
  Telefonica SA ADR+ (Utilities)............................          2,213         128,216
                                                                              -------------
                                                                                  3,805,450
                                                                              -------------
SWEDEN--1.9%
  Atlas Copco AB, Class B (Industrial & Commercial).........          1,430          29,552
  Electrolux AB, Class B (Consumer Discretionary)...........          7,270          91,673
  Ericsson LM Telecommunications Co., Class B (Information
    Technology).............................................         61,210         814,720
  Hennes & Mauritz AB, Class B (Consumer Discretionary).....         10,880         203,613


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
SWEDEN (CONTINUED)
  Nordic Baltic Holding AB (Finance)........................          6,860   $      51,630
  Nordic Baltic Holding AB+ (Finance).......................         50,123         376,212
  Sandvik AB, Class B (Consumer Discretionary)..............          1,720          37,955
  Securitas AB, Series B (Consumer Discretionary)...........         29,214         622,738
                                                                              -------------
                                                                                  2,228,093
                                                                              -------------
SWITZERLAND--3.4%
  ABB AG (Industrial & Commercial)..........................          1,665         147,966
  ABB Ltd. (Industrial & Commercial)........................          1,264         112,330
  Adecco SA (Industrial & Commercial).......................            380         262,762
  Ares-Serono Group SA (Healthcare).........................            180         161,916
  Credit Suisse Group (Finance).............................          1,304         244,464
  Nestle SA (Consumer Staples)..............................            638       1,322,068
  Roche Holdings AG (Healthcare)............................             85         776,424
  Schweizerische Rueckversicherungs-Gesellschaft
    (Finance)...............................................            113         222,844
  UBS AG+ (Finance).........................................          3,512         486,475
  Zurich Financial Services Group AG (Finance)..............            606         293,291
                                                                              -------------
                                                                                  4,030,540
                                                                              -------------
TAIWAN--0.0%
  Hon Hai Precision Industry Co. Ltd. GDR* (Information
    Technology).............................................          5,299          55,346
                                                                              -------------
TURKEY--0.1%
  Yapive Kredi Bankasi (Finance)............................     12,936,140         111,831
                                                                              -------------
UNITED KINGDOM--19.6%
  Abbey National PLC (Finance)..............................          7,000          96,590
  AstraZeneca Group PLC (Healthcare)........................         11,398         533,844
  Autonomy Corp.+ (Information Technology)..................          1,000          51,073
  Baltimore Technologies PLC+ (Information Technology)......          6,000          46,184
  Barclays PLC (Finance)....................................         29,340         839,497

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-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000 -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
UNITED KINGDOM (CONTINUED)
  BG Group PLC (Utilities)..................................          6,483   $      25,962
  BP Amoco PLC (Energy).....................................         30,000         254,424
  BP Amoco PLC ADR (Energy).................................          8,000         407,500
  British Aerospace PLC (Industrial & Commercial)...........        133,473         758,189
  British Telecommunications PLC (Information Technology)...         45,040         528,034
  Cable & Wireless PLC (Information Technology).............         48,834         690,843
  Cadbury Schweppes PLC (Consumer Staples)..................         28,000         173,069
  Celltech Group PLC+ (Healthcare)..........................         31,130         618,802
  Centrica PLC (Utilities)..................................         13,500          46,423
  David S. Smith Holdings PLC (Materials)...................         10,000          22,054
  Diageo PLC (Consumer Staples).............................         37,996         358,622
  Dimension Data Holdings PLC (Information Technology)......          5,500          48,201
  Electrocomponents PLC (Information Technology)............          7,000          69,878
  Energis PLC+ (Information Technology).....................         25,590         218,880
  GKN PLC (Consumer Discretionary)..........................          2,000          22,925
  Glaxo Wellcome PLC (Healthcare)...........................         68,013       1,957,879
  Granada Compass PLC (Multi-industry)......................         78,770         678,890
  Granada Media PLC (Information & Entertainment)...........          4,703          27,363
  Hays PLC (Industrial & Commercial)........................         39,400         215,092
  Hilton Group PLC (Information & Entertainment)............         10,000          27,786
  HSBC Holdings PLC (Finance)...............................         40,800         567,611
  Kingfisher PLC (Consumer Discretionary)...................         28,000         167,381
  Lattice Group PLC+ (Energy)...............................          6,483          13,828
  Logica PLC (Information Technology).......................         19,440         575,130


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
  Marconi PLC (Information Technology)......................         27,000         340,828
  Reckitt Benckiser PLC (Consumer Staples)..................         79,380   $   1,043,498
  Reed International PLC (Information & Entertainment)......         91,000         841,072
  Rio Tinto PLC (Materials).................................         22,000         355,918
  Royal Bank of Scotland Group PLC (Finance)................        113,090       2,538,439
  Royal Bank of Scotland Group PLC+ (Finance)...............         47,200          55,815
  Shell Transport & Trading Co. PLC (Energy)................        255,470       2,055,387
  SmithKline Beecham PLC (Healthcare).......................         53,300         688,287
  Standard Chartered PLC (Finance)..........................         20,000         288,449
  Tesco PLC (Consumer Discretionary)........................         56,800         216,543
  Tomkins PLC (Multi-industry)..............................         58,744         139,785
  Unilever PLC (Consumer Staples)...........................         28,214         190,869
  United News & Media PLC (Information & Entertainment).....         10,400         130,150
  Vodafone AirTouch PLC (Information Technology)............        906,380       3,771,082
  WPP Group PLC (Information & Entertainment)...............         40,000         536,851
                                                                              -------------
                                                                                 23,234,927
                                                                              -------------
UNITED STATES--0.2%
  Comverse Technology, Inc.+ (Information Technology).......          1,600         178,800
                                                                              -------------
TOTAL COMMON STOCK
  (cost $98,357,516)........................................                    101,542,785
                                                                              -------------
PREFERRED STOCK--1.6%
AUSTRALIA--0.6%
  News Corp. Ltd.+ (Information & Entertainment)............         40,188         360,384
  News Corp. Ltd. ADR (Information & Entertainment).........         11,022         398,859
                                                                              -------------
                                                                                    759,243
                                                                              -------------
BRAZIL--0.6%
  Petroleo Brasileiros SA (Energy)..........................         13,790         365,590
  Telecomunicacoes Brasileiras SA ADR (Information
    Technology).............................................          4,079         298,787

                                                        STYLE SELECT SERIES LOGO

International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000 -- (CONTINUED)


                                                                 SHARES/          VALUE
                                    SECURITY DESCRIPTION        CONTRACTS        (NOTE 2)
--------------------------------------------------------------------------------------------
PREFERRED STOCK (CONTINUED)
BRAZIL (CONTINUED)
  Telesp Celular Participacoes SA (Information
    Technology).............................................      1,330,808   $      15,741
                                                                              -------------
                                                                                    680,118
                                                                              -------------
GERMANY--0.3%
  Porsche AG (Consumer Discretionary).......................             88         296,467
                                                                              -------------
HUNGARY--0.1%
  OTP Bank (Finance)........................................          3,200         148,418
                                                                              -------------
TOTAL PREFERRED STOCK
  (cost $1,932,583).........................................                      1,884,246
                                                                              -------------
RIGHTS--0.0%+
AUSTRALIA--0.0%
  Telstra Corp. Ltd.........................................         10,000          32,635
BRAZIL--0.0%
  Telesp Celular Participacoes SA ADR.......................              1              28
                                                                              -------------
TOTAL RIGHTS
  (cost $30,345)............................................                         32,663
                                                                              -------------
PUT OPTIONS--0.4%(1)
UNITED STATES--0.4%
  Currency Option Long Euro/Short USD
    exp 11/00 @ $0.86.......................................          1,100          26,620
  Japan Bank Basket Index
    exp 3/01 @ $74..........................................         30,347         138,947
  Japan Bank Basket Index
    exp 3/01 @ $79..........................................         30,347         146,368
  Nikkei 225 Index
    exp 12/00 @ $154........................................            354           4,550
  Nikkei 225 Index
    exp 12/00 @ $174........................................            115              12
  Nikkei 225 Index
    exp 12/00 @ $156........................................            108             948
  Nikkei 225 Index
    exp 12/00 @ 17,703 JPY..................................             11             144
  Nikkei 225 Index
    exp 12/00 @ $157........................................            107             761
  Nikkei 225 Index
    exp 12/00 @ $153........................................            156           3,344
                                                                CONTRACTS/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                    SECURITY DESCRIPTION      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
  Nikkei 225 Index
    exp 3/01 @ $148.........................................            333   $     116,792
                                                                              -------------
TOTAL PUT OPTIONS
  (cost $1,129,482).........................................                        438,486
                                                                              -------------
TOTAL INVESTMENT SECURITIES--87.6%
  (cost $101,449,926).......................................                    103,898,180
                                                                              -------------
SHORT-TERM SECURITIES--1.9%
  Euro Time Deposit with State Street Bank & Trust Co. 4.75%
    due 11/01/00............................................          $ 200         169,720
  Cayman Island Time Deposit with State Street Bank & Trust
    Co. 4.50% due 11/01/00..................................          2,082       2,082,000
                                                                              -------------
TOTAL SHORT-TERM SECURITIES
  (cost $2,251,720).........................................                      2,251,720
                                                                              -------------
REPURCHASE AGREEMENT--5.4%
  Agreement with State Street Bank & Trust Co., bearing
    5.25%, dated 10/31/00 to be repurchased 11/01/00 in the
    amount of $6,436,000, collateralized by $6,595,000 U.S.
    Treasury Bond 5.75% due 4/30/03 approximate aggregate
    value $6,566,147
    (cost $6,436,000).......................................          6,436       6,436,000
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $110,137,646).......................................           94.9%    112,585,900
Other assets less liabilities--.............................            5.1       6,100,772
                                                              -------------   -------------
NET ASSETS--                                                          100.0%  $ 118,686,672
                                                              =============   =============

------------------
+ Non-income producing security
* Resale restricted to qualified institutional buyers
ADR ("American Depositary Receipt")
GDR ("Global Depositary Receipt")
JPY Japanese Yen
(1) 1 option contract equals 100 shares
(2) Fair valued security; See Note 2

See Notes to Financial Statements

STYLE SELECT SERIES LOGO

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2000

NOTE 1. ORGANIZATION

SunAmerica Style Select Series, Inc. (the "Fund") is an open-end management investment company organized as a Maryland corporation on July 3, 1996. The Fund is managed by SunAmerica Asset Management Corp. ("SunAmerica"), an indirect wholly-owned subsidiary of American International Group, Inc. The Fund currently offers eleven separate investment portfolios (each, a "Portfolio"). The assets of each Portfolio are normally allocated among at least three investment advisers (each, an "Adviser") with the exception of the Focused Growth and Income and International Portfolios, each of which will be independently responsible for advising its respective portion of the Portfolio's assets. The investment objective for each of the Portfolios is as follows:

LARGE-CAP GROWTH PORTFOLIO seeks long-term growth of capital through active trading of equity securities selected on the basis of growth criteria, issued by large-cap companies.

MID-CAP GROWTH PORTFOLIO seeks long-term growth of capital through active trading of equity securities selected on the basis of growth criteria, issued by mid-cap companies.

AGGRESSIVE GROWTH PORTFOLIO seeks long-term growth of capital through active trading of equity securities selected on the basis of growth criteria, issued by small-cap companies.

LARGE-CAP VALUE PORTFOLIO seeks long-term growth of capital through active trading of equity securities selected on the basis of value criteria, issued by large-cap companies.

VALUE PORTFOLIO seeks long-term growth of capital through active trading of equity securities selected on the basis of value criteria, issued by large-cap or mid-cap companies.

SMALL-CAP VALUE PORTFOLIO seeks long-term growth of capital through active trading of equity securities selected on the basis of value criteria, issued by small-cap companies.

FOCUS PORTFOLIO seeks long-term growth of capital through active trading of equity securities without regard to market capitalization.

FOCUSED TECHNET PORTFOLIO seeks long-term growth of capital through active trading of equity securities of companies that demonstrate the potential for long-term growth of capital and that the advisers believe will benefit significantly from technological advances or improvements, without regard to market capitalization.

FOCUSED GROWTH AND INCOME PORTFOLIO seeks long-term growth of capital and current income through active trading of equity securities selected to achieve a blend of growth companies, value companies and companies that the advisers believe have elements of growth and value, issued by large-cap companies. Each adviser may emphasize either a growth orientation or a value orientation at any particular time.

FOCUSED VALUE PORTFOLIO seeks long-term growth of capital through active trading of equity securities selected on the basis of value criteria, without regard to market capitalization.

INTERNATIONAL EQUITY PORTFOLIO seeks long-term growth of capital through active trading of equity securities and other securities with equity characteristics of non-U.S. issuers located in at least three countries other than the U.S. and selected without regard to market capitalization at the time of purchase.

                                                        STYLE SELECT SERIES LOGO

Each Portfolio offers multiple classes of shares. The classes within each Portfolio are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

Class A shares--           Offered at net asset value per share plus an initial sales charge. Any purchases of Class A shares in excess of
                           $1,000,000 will be subject to a contingent deferred sales
                           charge on redemptions made within one year of purchase.
Class B shares--           Offered at net asset value per share without an initial
                           sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to
                           Class A shares on the first business day of the month after seven years from the issuance of such shares and at such
                           time will be subject to the lower distribution fee
                           applicable to Class A shares.
Class C shares--           Offered at net asset value per share, without an initial
                           sales charge. However, redemptions made within the first
                           eighteen months of the date of purchase are subject to a
                           contingent deferred sales charge.
Class II shares--          Offered at net asset value per share plus an initial sales charge. Certain redemptions made within the first eighteen months of the date of purchase are subject to a contingent deferred sales charge.
Class Z shares--           Offered at net asset value per share exclusively for sale to employees participating in the SunAmerica profit sharing and retirement plan.

Each class of shares bears the same voting, dividend, liquidation and other rights and conditions. Class A, Class B, Class C and Class II shares each make distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), except that Class B, Class C and Class II shares are subject to higher distribution fee rates. There are no distribution or service fee payments applicable to Class Z.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements:

SECURITY VALUATIONS: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a security's price is available from more than one foreign exchange, a Portfolio uses the exchange that is the primary market for the security. Values of portfolio securities primarily traded on foreign exchanges are already translated into U.S. dollars when received from a quotation service. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Portfolios may make use of a pricing service in the determination of their net asset values. Securities for which market quotations are not readily available and other assets are valued at fair value

STYLE SELECT SERIES LOGO
as determined pursuant to procedures adopted in good faith by the Directors. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

REPURCHASE AGREEMENTS: The Portfolios, along with other affiliated registered investment companies, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Portfolios' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Portfolios are permitted to participate in joint repurchase agreement transactions with other affiliated mutual funds.

As of October 31, 2000, the Large-Cap Growth Portfolio, the Mid-Cap Growth Portfolio, the Aggressive Growth Portfolio, the Focused TechNet Portfolio, and the Focused Growth and Income Portfolio had a 1.5%, 3.3%, 5.9%, 5.7%, and 4.7% undivided interest, respectively, which represented $3,286,000, $7,330,000, $13,128,000 $12,498,000, and $10,434,000, respectively, in principal amount in a joint repurchase agreement with State Street Bank and Trust Co. As of such date the repurchase agreement in the joint account and the collateral therefore were as follows:

State Street Bank and Trust Co. Repurchase Agreement, 6.30% dated 10/31/00, in the principal amount of $220,932,000 repurchase price $220,970,663 due 11/01/00, collateralized by $4,970,000 U.S. Treasury Note 6.13% due 8/31/02, $49,090,000
U.S. Treasury Note 4.88% due 3/31/01, $48,640,000 U.S. Treasury Note 5.63% due 2/28/01, $24,330,000 U.S. Treasury Note 4.50% due 1/31/01, $24,290,000 U.S.
Treasury Note 5.75% due 8/15/03, $24,245,000 U.S. Treasury Note 5.25% due 1/31/01, and $37,530,000 U.S. Treasury Note 8.50% due 2/15/20, approximate aggregate value $225,382,714.

As of October 31, 2000, the Large-Cap Value Portfolio had a 0.3% undivided interest which represented $950,000 in principal amount in a joint repurchase agreement with SBC Warburg Dillon Read LLC. As of such date the repurchase agreement in the joint account and the collateral therefore were as follows:

SBC Warburg Dillon Read LLC Repurchase Agreement, 6.56% dated 10/31/00, in the principal amount of $330,075,000 repurchase price $330,135,147 due 11/01/00, collateralized by $100,000,000 U.S. Treasury Bonds 8.75% due 11/15/08, $100,000,000 U.S. Treasury Notes 7.00% due 7/15/06, and $117,805,000 U.S.
Treasury Notes 5.50% due 2/28/03; approximate aggregate value $336,677,081.

As of October 31, 2000, the Aggressive Growth Portfolio and the Focused TechNet Portfolio had a 5.2% and a 4.0% undivided interest, respectively, which represented $13,000,000 and $10,000,000, respectively, in principal amount

                                                        STYLE SELECT SERIES LOGO
in a joint repurchase agreement with Paine Webber, Inc. As of such date the repurchase agreement in the joint account and the collateral therefore were as follows:

PaineWebber, Inc. Repurchase Agreement, 6.44% dated 10/31/00, in the principal amount of $250,000,000 repurchase price $250,044,722 due 11/01/00, collateralized by $150,000,000 U.S. Treasury Notes 6.88% due 5/15/06 and $93,221,000 U.S. Treasury Notes 5.50% due 5/15/09; approximate aggregate value $255,568,918.

SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: As customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. Portfolios investing in foreign securities may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Portfolios accrue such taxes when the related income is earned. The Portfolios amortize premiums and accrue discounts including original issue discounts for federal income tax purposes.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all Portfolios, not directly related to individual Portfolios, are allocated among the Portfolios based upon their relative net asset value or other appropriate methods.

The Portfolios issue and redeem their shares, invest in securities and distribute dividends from net investment income and net realized gains which are paid in cash or are reinvested at the discretion of the shareholders. These activities are reported in the Statement of Changes in Net Assets.

Dividends from net investment income and capital gain distributions, if any, are paid annually. The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected.

STYLE SELECT SERIES LOGO

For the year ended October 31, 2000, the following reclassifications arising from book/tax differences were primarily the result of reclassifications due to net operating losses.

                                                               ACCUMULATED     ACCUMULATED
                                                              UNDISTRIBUTED   UNDISTRIBUTED        PAID
                                                              NET REALIZED    NET INVESTMENT        IN
                                                                GAIN/LOSS      INCOME/LOSS       CAPITAL
                                                              -------------   --------------   ------------
Large-Cap Growth Portfolio..................................   $(1,973,550)    $ 1,975,746     $     (2,196)
Mid-Cap Growth Portfolio....................................    (2,933,741)      2,942,745           (9,004)
Aggressive Growth Portfolio.................................    (6,350,340)      6,359,343           (9,003)
Large-Cap Value Portfolio...................................         6,509          (2,718)          (3,791)
Value Portfolio.............................................      (190,308)        207,156          (16,848)
Small-Cap Value Portfolio...................................        67,058         (42,630)         (24,428)
Focus Portfolio.............................................       --           20,327,638      (20,327,638)
Focused TechNet Portfolio...................................      (122,866)      1,413,742       (1,290,876)
Focused Growth and Income Portfolio.........................    (1,904,792)      1,906,988           (2,196)
Focused Value Portfolio.....................................      (180,810)        214,668          (33,858)
International Equity Portfolio..............................      (237,810)      1,132,182         (894,372)

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on a Portfolio's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

FORWARD FOREIGN CURRENCY CONTRACTS: Certain portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On settlement date, the Portfolio records realized foreign exchange gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

                                                        STYLE SELECT SERIES LOGO

FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Portfolios are required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The Portfolios' activities in futures contracts are for hedging purposes and are conducted through regulated exchanges which do not result in counterparty credit risks. A Portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolios as unrealized appreciation or depreciation. Futures contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

OPTIONS: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Portfolio for the purchase of a call or a put option is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost basis of the security which the Portfolio purchased upon exercise of the option.

For the year ended October 31, 2000, transactions in written option contracts were as follows:

                                                            AGGRESSIVE GROWTH       INTERNATIONAL EQUITY
                                                                PORTFOLIO                 PORTFOLIO
                                                         -----------------------   -----------------------
                                                         CONTRACTS     AMOUNT       CONTRACTS     AMOUNT
                                                         ---------   -----------   -----------   ---------
Written option contracts as of 10/31/99................      (29)    $   (37,703)      --        $  --
Options written during the period......................   (2,450)     (5,559,279)  (28,229,898)   (170,387)
Written options closed during the period...............    2,479       4,097,746     8,504,898      15,300
Written options expired during the period..............    --            --         19,725,000      --
Net realized gain on written options closed............    --          1,499,236       --          155,087
                                                          ------     -----------   -----------   ---------
Written option contracts as of 10/31/00................    --        $   --            --        $  --
                                                          ======     ===========   ===========   =========

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NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2000 -- (CONTINUED)

                                                                    FOCUSED
                                                               GROWTH AND INCOME              FOCUS
                                                                   PORTFOLIO                PORTFOLIO
                                                             ---------------------   -----------------------
                                                             CONTRACTS    AMOUNT     CONTRACTS     AMOUNT
                                                             ---------   ---------   ---------   -----------
Written options contracts as of 10/31/99...................    --        $  --         --        $   --
Options written during the period..........................   (6,600)     (120,268)    (530)        (966,255)
Written options closed during the period...................    6,600       368,437      530        3,138,459
Net realized loss on written options closed................    --         (248,169)    --         (2,172,204)
                                                              ------     ---------     ----      -----------
Written options contracts as of 10/31/00...................    --        $  --         --        $   --
                                                              ======     =========     ====      ===========

ORGANIZATIONAL EXPENSES: Expenses incurred by SunAmerica in connection with the organization of new Portfolios or new classes of shares are being amortized on a straight line basis by the Portfolios over a period not to exceed 60 months from the date the Portfolios commenced operations.

NOTE 3. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT, DISTRIBUTION AGREEMENT AND SERVICES AGREEMENT

The Fund, on behalf of each Portfolio, has entered into an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of the respective Portfolios and administers their corporate affairs, subject to general review by the Board of Directors (the "Directors"). In connection therewith, SunAmerica furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays for the salaries and expenses of all personnel, including officers of the Fund who are employees of SunAmerica and its affiliates. The annual rate of the investment advisory and management fee payable by each Portfolio to SunAmerica as full compensation for services and facilities furnished to the Fund is as follows: 1.00% of the average daily net assets of the Large-Cap Growth, Mid-Cap Growth, Aggressive Growth, Large-Cap Value, Value, Small-Cap Value, Focused Growth and Income and Focused Value Portfolios, respectively;
 .85% of the average daily net assets of the Focus Portfolio; 1.25% of the average daily net assets of the Focused TechNet Portfolio; and 1.10% of the average daily net assets of the International Equity Portfolio.

The organizations described below act as Advisers to the Fund pursuant to Subadvisory Agreements with SunAmerica. Under the Subadvisory Agreements, the Advisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the following Advisers is independent of SunAmerica (with the exception of the Large-Cap Growth, Mid-Cap Growth, Aggressive Growth, Focused TechNet and Focused Growth and Income Portfolios for which SunAmerica acts as an Adviser) and discharges its responsibilities subject to the policies of the Directors and the oversight and supervision of SunAmerica, which pays the Advisers' fees.

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NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2000 -- (CONTINUED)

Large-Cap Growth Portfolio
      Janus Capital Corporation ("Janus")
      Jennison Associates LLC ("Jennison")
      SunAmerica

Mid-Cap Growth Portfolio
      Miller Anderson & Sherrerd, LLP ("MAS")
      SunAmerica
      T. Rowe Price Associates, Inc. ("T. Rowe Price")

Aggressive Growth Portfolio
      Janus
      SunAmerica
      Credit Suisse Asset Management, LLC ("CSAM")

Large-Cap Value Portfolio
      Thornburg Investment Management
      ("Thornburg")
      Davis Selected Advisers, L.P. ("Davis")
      Wellington Management

Value Portfolio
      Davis
      Neuberger & Berman, LLC ("Neuberger &
      Berman")
      American Century Investment Management, Inc.
      ("American Century")

Small-Cap Value Portfolio
      Berger Associates, Inc. ("Berger")
      Lazard Asset Management ("Lazard")
      Third Avenue Advisers ("Third Avenue")

Focus Portfolio
      Fred Alger Management, Inc. ("Alger")
      Jennison
      Marsico Capital Management, LLC ("Marsico")

Focused TechNet Portfolio
      Dresdner RCM Global Investors
      SunAmerica
      Van Wagoner Capital Management

Focused Growth and Income Portfolio
      Marsico
      SunAmerica

Focused Value Portfolio
      American Century
      Third Avenue
      Thornburg

International Equity Portfolio
      T. Rowe Price International, Inc.
      Bankers Trust Company ("BT")

Effective November 1, 1999, SunAmerica assumed the role as subadvisor of the Mid-Cap Growth Portfolio from Wellington Management Co., LLP. Effective January 19, 2000, Fred Alger assumed the role as subadvisor of the Focus Portfolio from Bramwell Capital Management, Inc. Effective February 1, 2000, Thornburg assumed the role as subadvisor of the Large-Cap Value Portfolio from David L. Babson & Co., Inc. Warburg Pincus Asset Management, Inc. changed their name to Credit Suisse Asset Management, LLC. Effective May 1, 2000, SunAmerica Asset Management Co. assumed the role of Large-Cap Growth Portfolio from Montag & Caldwell, Inc.

Each Adviser is paid monthly by SunAmerica a fee equal to a percentage of the average daily net assets of the Portfolio allocated to the Adviser. For the year ended October 31, 2000, SunAmerica paid the Advisers for each Portfolio the following, expressed as an annual percentage of the average daily net assets of each Portfolio: Large-Cap Growth Portfolio, .37%; Mid-Cap Growth Portfolio,
 .35%; Aggressive Growth Portfolio, .34%; Large-Cap Value Portfolio, .43%; Value Portfolio, .50%; Small-Cap Value Portfolio, .55%; Focus Portfolio, .40%; Focused TechNet Portfolio, .48%; Focused Growth and Income Portfolio, .22%; Focused Value Portfolio, .50%; and International Equity Portfolio, .61%. SunAmerica has agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each Portfolio's average net assets: Large-Cap Growth Portfolio, Mid-Cap Growth Portfolio, Aggressive Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio, and

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NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2000 -- (CONTINUED)

Small-Cap Value Portfolio 1.78% for Class A shares and 2.43% for Class B shares and Class II shares, respectively. Aggressive Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio, and Small-Cap Value Portfolio 1.21% for Class Z shares. Focus Portfolio 2.20% for Class C shares. Focused TechNet Portfolio 1.97% for Class A shares, 2.62% for Class B, Class C, and Class II shares and 1.40% for Class Z shares. Focused Growth and Income Portfolio 1.45% for Class A shares, 2.10% for Class B and Class II shares and 0.88% for Class Z shares. Focused Value Portfolio 1.55% for Class A shares and 2.20% for Class B and Class II shares. International Equity Portfolio 2.03% for Class A shares, 2.68% for Class B and Class II shares and 1.46% for Class Z shares. SunAmerica also may waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. Further, any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.

At October 31, 2000, expenses previously waived or reimbursed by SunAmerica that are subject to recoupment are as follows:

                             MANAGEMENT     OTHER
                                FEES       EXPENSES
                             REIMBURSED   REIMBURSED
                             ----------   ----------
Large-Cap Growth A.........   $ 66,372      $ 8,369
Large-Cap Growth B.........    126,146        7,704
Large-Cap Growth II........     42,877       16,427
Mid-Cap Growth A...........     55,129          641
Mid-Cap Growth B...........     96,631       --
Mid-Cap Growth II..........     18,626       18,392
Aggressive Growth A........     79,991       42,961
Aggressive Growth B........     73,558       --
Aggressive Growth II.......     22,858       18,282
Aggressive Growth Z........        745       50,523
Large-Cap Value A..........     51,450        7,543
Large-Cap Value B..........    105,121       --
Large-Cap Value II.........     39,015       17,789
Large-Cap Value Z..........      1,376       53,677
Value A....................     49,793       29,035
Value B....................     78,980       --
Value II...................     12,145       20,901
Value Z....................        203       51,481
Small-Cap Value A..........     84,344       --
Small-Cap Value B..........    125,932          222
Small-Cap Value II.........     43,552       10,344
Small-Cap Value Z..........      1,012       50,250

                             MANAGEMENT     OTHER
                                FEES       EXPENSES
                             REIMBURSED   REIMBURSED
                             ----------   ----------
Focus A....................   $288,449      $44,156
Focus B....................    458,369       24,692
Focus C....................      1,869       13,886
Focus II...................    449,129       14,877
Focus Z....................      8,678       11,473
Focused TechNet A..........     89,982       --
Focused TechNet B..........     73,436       --
Focused TechNet C..........     14,166       --
Focused TechNet II.........     86,828       --
Focused TechNet Z..........     12,774       --
Focused Growth and
 Income A..................    227,224       13,116
Focused Growth and
 Income B..................    321,640       17,354
Focused Growth and
 Income II.................    186,441       28,528
Focused Growth and
 Income Z..................      1,778       --
Focused Value A............    121,570        1,210
Focused Value B............     76,729       13,947
Focused Value II...........    173,557       --
International Equity A.....     89,255        3,903
International Equity B.....    143,142        2,849
International Equity II....     32,063       17,764
International Equity Z.....        334       49,707

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NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2000 -- (CONTINUED)

For the year ended October 31, 2000, the amounts repaid to the Adviser which are included in the management fee along with the remaining balance subject to recoupment are as follows:

                                                                           BALANCE
                                                               AMOUNT     SUBJECT TO
                                                              RECOUPED    RECOUPMENT
                                                              ---------   ----------
Large-Cap Growth Portfolio--Class A.........................  $  9,919     $ 74,741
Large-Cap Growth Portfolio--Class B.........................    29,564      133,850
Large-Cap Growth Portfolio--Class II........................    13,417       59,304
Mid-Cap Growth Portfolio--Class A...........................    18,053       55,770
Mid-Cap Growth Portfolio--Class B...........................    31,356       96,631
Mid-Cap Growth Portfolio--Class II..........................     8,986       37,018
Aggressive Growth Portfolio--Class A........................    62,493      122,952
Aggressive Growth Portfolio--Class B........................   116,053       73,558
Aggressive Growth Portfolio--Class II.......................    27,077       41,140
Value Portfolio--Class A....................................     1,783       78,828
Value Portfolio--Class B....................................     4,546       78,980
International Equity Portfolio--Class A.....................     4,563       93,158
International Equity Portfolio--Class B.....................     6,067      145,991
International Equity Portfolio--Class II....................       113       49,827

The Fund, on behalf of each Portfolio, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an indirect wholly-owned subsidiary of SunAmerica Inc. Each Portfolio has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the Act. Rule 12b-1 under the Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's Board of Directors. Pursuant to such rule, the Directors and the shareholders of each class of shares of each Portfolio have adopted Distribution Plans hereinafter referred to as the "Class A Plan", "Class B Plan", "Class C Plan", and "Class II Plan". In adopting the Distribution Plans, the Directors determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

Under the Class A Plan, Class B Plan, Class C Plan, and Class II Plan, the Distributor receives payments from a Portfolio at an annual rate of up to 0.10%, 0.75%, 0.75% and 0.75%, respectively, of average daily net assets of such Portfolio's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the year ended October 31, 2000, SACS received fees (see Statement of Operations) based upon the aforementioned rates.

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NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2000 -- (CONTINUED)

SACS receives sales charges on each Portfolio's Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Portfolio's Class B, Class C and Class II shares. SACS has advised the Portfolios that for the year ended October 31, 2000 the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                                              CLASS A                          CLASS B        CLASS C
                                          -----------------------------------------------   -------------   ------------
                                                                                             CONTINGENT      CONTINGENT
                                                            AFFILIATED     NON-AFFILIATED     DEFERRED        DEFERRED
                                          SALES CHARGES   BROKER-DEALERS   BROKER-DEALERS   SALES CHARGES   SALES CHARGE
                                          -------------   --------------   --------------   -------------   ------------
Large-Cap Growth Portfolio..............   $  322,232       $  154,120       $  121,579      $  118,365         $ --
Mid-Cap Growth Portfolio................      304,533          164,367           92,430         144,584           --
Aggressive Growth Portfolio.............    1,530,781          853,222          451,536         254,562           --
Large-Cap Value Portfolio...............      147,823           66,987           57,311         115,689           --
Value Portfolio.........................      226,376          107,024           85,360         326,284           --
Small-Cap Value Portfolio...............      111,286           45,514           39,073          99,822           --
Focus Portfolio.........................    8,469,185        2,379,036        5,054,322       1,017,230          356
Focused TechNet Portfolio...............    3,596,404          891,882        2,430,800          57,569           15
Focused Growth & Income Portfolio.......    1,174,057          541,224          487,288         120,069           --
Focused Value Portfolio.................      743,264          274,175          359,867          32,526           --
International Equity Portfolio..........      211,706          115,896           60,338         120,560           --

                                                                     CLASS II
                                          ---------------------------------------------------------------
                                                                                             CONTINGENT
                                                            AFFILIATED     NON-AFFILIATED     DEFERRED
                                          SALES CHARGES   BROKER-DEALERS   BROKER-DEALERS   SALES CHARGES
                                          -------------   --------------   --------------   -------------
Large-Cap Growth Portfolio..............   $  151,626       $   53,704       $   97,922       $ 10,648
Mid-Cap Growth Portfolio................      147,052           57,498           89,554          8,398
Aggressive Growth Portfolio.............      942,502          211,880          730,622         31,193
Large-Cap Value Portfolio...............      106,222           36,018           70,204          7,233
Value Portfolio.........................       54,400           19,259           35,141          4,775
Small-Cap Value Portfolio...............       62,631           19,997           42,634          5,690
Focus Portfolio.........................    6,169,053        1,318,097        4,850,956        319,233
Focused TechNet Portfolio...............      794,686          225,256          569,430         17,778
Focused Growth & Income Portfolio.......      500,228          262,875          237,353         24,016
Focused Value Portfolio.................      616,547          154,050          462,497         25,873
International Equity Portfolio..........      109,270           57,721           51,549          9,126

                                                        STYLE SELECT SERIES LOGO

The Fund, on behalf of each Portfolio, has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly-owned subsidiary of SunAmerica Inc. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Portfolios' transfer agent in connection with the services that it offers to the shareholders of the Portfolios. The Service Agreement, which permits the Portfolios to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Directors. For the year ended October 31, 2000, the Portfolios incurred the following expenses, which are included in transfer agent fees in the Statement of Operations, to compensate SAFS pursuant to the terms of the Service Agreement.

                                                                                                 PAYABLE AT
                                                   EXPENSE                                    OCTOBER 31, 2000
                                ----------------------------------------------   -------------------------------------------
                                 CLASS A     CLASS B     CLASS C     CLASS II    CLASS A     CLASS B    CLASS C    CLASS II
                                ---------   ----------   --------   ----------   --------   ---------   --------   ---------
Large-Cap Growth Portfolio....  $ 76,484    $  134,858    $   --    $   62,692   $ 6,428    $ 11,026      $ --     $  5,992
Mid-Cap Growth Portfolio......   118,014       204,704        --        54,619    10,774      17,868        --        5,457
Aggressive Growth Portfolio...   334,554       477,597        --       134,433    29,829      41,508        --       13,605
Large-Cap Value Portfolio.....    35,974        68,344        --        32,818     3,377       6,019        --        3,463
Value Portfolio...............   115,339       182,618        --        29,219     9,146      14,152        --        2,569
Small-Cap Value Portfolio.....    34,271        47,851        --        20,993     3,029       4,038        --        2,143
Focus Portfolio...............   745,532     1,216,071     2,039     1,429,857    73,993     119,441       993      147,865
Focused TechNet Portfolio.....    66,177        51,868       394        62,064    16,081      12,804       115       15,651
Focused Growth and Income
  Portfolio...................   118,664       160,661        --       111,952    11,755      15,692        --       13,027
Focused Value Portfolio.......    53,491        33,761        --        76,375     6,920       5,506        --       12,356
International Equity
  Portfolio...................    82,262       122,262        --        39,985     7,137       9,201        --        3,721

NOTE 4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales and maturities of long-term investments during for the year ended October 31, 2000 were as follows:

                             LARGE-CAP       MID-CAP GROWTH   AGGRESSIVE GROWTH   LARGE-CAP VALUE
                          GROWTH PORTFOLIO     PORTFOLIO          PORTFOLIO          PORTFOLIO      VALUE PORTFOLIO
                          ----------------   --------------   -----------------   ---------------   ---------------
Purchases (excluding
 U.S.
 government
 securities)............    $111,942,808      $288,070,744       $602,290,428       $64,647,433       $137,792,227
Sales (excluding U.S.
 government
 securities)............      95,649,313       241,570,503        514,623,255        57,098,804        173,290,742

                          SMALL-CAP VALUE
                             PORTFOLIO
                          ---------------
Purchases (excluding
 U.S.
 government
 securities)............    $31,213,964
Sales (excluding U.S.
 government
 securities)............     30,116,636

                                                                FOCUSED GROWTH
                                              FOCUSED TECHNET     AND INCOME     FOCUSED VALUE    INTERNATIONAL
                            FOCUS PORTFOLIO      PORTFOLIO        PORTFOLIO        PORTFOLIO     EQUITY PORTFOLIO
                            ---------------   ---------------   --------------   -------------   ----------------
Purchases (excluding U.S.
 government securities)...  $4,266,126,198      $462,932,705     $296,565,312    $267,023,025      $111,721,898
Sales (excluding U.S.
 government securities)...   3,193,075,486       252,631,395      193,108,356     151,395,666        92,642,145

STYLE SELECT SERIES LOGO

NOTE 5. TRANSACTIONS WITH AFFILIATES

The following Portfolios incurred brokerage commissions with affiliated brokers:

                                                                                    FOCUSED GROWTH                   INTERNATIONAL
                        MID-CAP GROWTH     VALUE        SMALL-CAP        FOCUS        AND INCOME     FOCUSED VALUE      EQUITY
                          PORTFOLIO      PORTFOLIO   VALUE PORTFOLIO   PORTFOLIO      PORTFOLIO        PORTFOLIO       PORTFOLIO
                        --------------   ---------   ---------------   ----------   --------------   -------------   -------------
Montgomery
 Securities, Inc......      --              --           --                13,023       18,153           --              --
M.J. Whitman..........      --              --             8,528           --           --              112,786          --
Morgan Stanley Dean
 Witter & Co..........       6,015          --           --                --           --               --              --
J.P. Morgan
 Securities, Inc......      --              1,120        --                --           --                5,460          --
Neuberger & Berman
 Management, Inc......      --             59,319        --                --           --               --              --
Shelby Cullom Davis &
 Co., L.P.............      --                360        --                --           --               --              --
Deutsche Bank Group...      --              --           --                --           --               --                 537
Deutsche Morgan
 Grenfell.............      --              --           --                --           --               --               4,109
Jardine Fleming
 Securities Ltd.......      --              --           --                --           --               --               1,634
Robert Fleming
 Securities Ltd.......      --              --           --                --           --               --               1,037
Fred Alger &
 Co., Inc.............      --              --           --             1,274,468       --               --              --
Prudential
 Securities, Inc......      --              --           --                 2,400       --               --              --

As disclosed in the investment portfolios, certain portfolios own securities issued by American International Group, Inc. ("AIG") or an affiliate thereof. Effective January 1, 1999, SunAmerica, the investment adviser, became a wholly owned subsidiary of AIG. For the year ended October 31, 2000 the following portfolios recorded realized gains/losses and income on security transactions of AIG and subsidiaries of AIG as follows:

                                                                                      REALIZED
                                                           SECURITY                   GAIN/LOSS    INCOME
                                           -----------------------------------------  ---------   --------
Large-Cap Growth Portfolio                 American International Group, Inc.          $60,003     $3,150
Mid-Cap Growth Portfolio                   Crown Castle International Corp.             14,262      --
Large-Cap Value Portfolio                  American International Group, Inc.               23        193
Large-Cap Value Portfolio                  Transatlantic Holdings, Inc.                  --         2,754
Value Portfolio                            Transatlantic Holdings, Inc.                 33,000      6,825
Value Portfolio                            American International Group, Inc.            --           854

During the year ended October 31, 2000 the Mid-Cap Growth Portfolio invested in the T. Rowe Price Reserve Investment Fund, an open-end management investment company managed by T. Rowe Price Associates, Inc. The fund pays no investment management fees and was utilized as a cash management option. Distributions from the fund totaled $158,852 and are reflected as interest income in the accompanying Statement of Operations.

                                                        STYLE SELECT SERIES LOGO

NOTE 6. FEDERAL INCOME TAXES

The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of their taxable income, including any net realized gain on investments, to their shareholders. Therefore, no federal tax provisions are required.

The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal income tax purposes, including short-term securities and repurchase agreements, were as follows:

                       LARGE-CAP GROWTH   MID-CAP GROWTH   AGGRESSIVE GROWTH   LARGE-CAP VALUE                     SMALL-CAP VALUE
                          PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO      VALUE PORTFOLIO      PORTFOLIO
                       ----------------   --------------   -----------------   ---------------   ---------------   ---------------
Cost.................    $110,987,090      $172,226,264       $393,555,475       $67,453,766       $136,861,665      $49,690,107
                         ============      ============       ============       ===========       ============      ===========
Appreciation.........    $ 23,037,864      $ 33,124,011       $102,638,475       $11,726,457       $ 19,047,121      $ 7,229,459
Depreciation.........      (4,192,293)      (11,822,678)       (28,437,987)       (4,205,840)        (8,886,614)      (4,781,315)
                         ------------      ------------       ------------       -----------       ------------      -----------
Net unrealized
 appreciation........    $ 18,845,571      $ 21,301,333       $ 74,200,488       $ 7,520,617       $ 10,160,507      $ 2,448,144
                         ============      ============       ============       ===========       ============      ===========

                                                                FOCUSED GROWTH
                                              FOCUSED TECHNET     AND INCOME     FOCUSED VALUE    INTERNATIONAL
                            FOCUS PORTFOLIO      PORTFOLIO        PORTFOLIO        PORTFOLIO     EQUITY PORTFOLIO
                            ---------------   ---------------   --------------   -------------   ----------------
Cost......................  $1,900,717,703      $247,377,908     $203,510,141    $131,079,145      $111,268,235
                            ==============      ============     ============    ============      ============
Appreciation..............  $  128,227,197      $ 22,221,672     $ 22,616,987    $ 20,503,589      $  7,710,831
Depreciation..............     (81,014,581)      (18,570,827)      (7,699,086)     (4,473,583)       (6,393,166)
                            --------------      ------------     ------------    ------------      ------------
Net unrealized
 appreciation.............  $   47,212,616      $  3,650,845     $ 14,917,901    $ 16,030,006      $  1,317,665
                            ==============      ============     ============    ============      ============

At October 31, 2000 Small-Cap Value Portfolio had a capital loss carryforward of $32,801 which will expire 2007, which is available to the extent provided in regulations.

Small-Cap Value Portfolio and International Equity Portfolio utilized capital loss carryforwards of $2,329,926 and $1,540,956, respectively, to offset net taxable gains realized and recognized in the year ended October 31, 2000.

NOTE 7. OPEN FORWARD CURRENCY CONTRACTS

At October 31, 2000, the International Equity Portfolio held forward foreign currency exchange contracts ("forward contracts") in order to hedge against changes in future foreign exchange rates and enhance return. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contracts. International Equity Portfolio held the following forward currency contracts at October 31, 2000.

                                                  GROSS
    CONTRACT             IN         DELIVERY    UNREALIZED
   TO DELIVER       EXCHANGE FOR      DATE     APPRECIATION
----------------  ----------------  --------   ------------
USD    1,100,000  CHF    1,974,566  11/16/00      $   213
USD    1,063,227  EUR    1,279,070  11/16/00       23,676
JPY  128,646,000  USD    1,200,000  11/16/00       17,517
JPY  260,748,000  USD    2,434,622  11/16/00       37,890
                                                  -------
                                                   79,296
                                                  -------

                                                  GROSS
    CONTRACT             IN         DELIVERY    UNREALIZED
   TO DELIVER       EXCHANGE FOR      DATE     DEPRECIATION
----------------  ----------------  --------   ------------
USD    1,100,000  CHF    1,924,549  11/16/00      (27,656)
USD    1,100,000  CHF    1,924,808  11/16/00      (27,512)
USD    1,100,000  CHF    1,933,239  11/16/00      (22,814)
                                                 --------
                                                  (77,982)
                                                 --------
                                                 $  1,314
                                                 ========

STYLE SELECT SERIES LOGO

NOTE 8. CAPITAL SHARE TRANSACTIONS

Transactions in shares of each class of each series were as follows:

                                        LARGE-CAP GROWTH PORTFOLIO
                           -----------------------------------------------------
                                                  CLASS A
                           -----------------------------------------------------
                                 FOR THE YEAR                FOR THE YEAR
                                     ENDED                       ENDED
                               OCTOBER 31, 2000            OCTOBER 31, 1999
                           -------------------------   -------------------------
                             SHARES        AMOUNT        SHARES        AMOUNT
                           ----------   ------------   ----------   ------------
Shares sold..............   2,804,568   $ 59,379,497      955,893   $ 15,603,668
Reinvested dividends.....      42,096        809,498           --             --
Shares redeemed..........  (2,584,228)   (54,679,854)    (465,782)    (7,597,190)
                           ----------   ------------   ----------   ------------
Net increase.............     262,436   $  5,509,141      490,111   $  8,006,478
                           ==========   ============   ==========   ============

                                        LARGE-CAP GROWTH PORTFOLIO
                           ----------------------------------------------------
                                                 CLASS B
                           ----------------------------------------------------
                                 FOR THE YEAR               FOR THE YEAR
                                    ENDED                       ENDED
                               OCTOBER 31, 2000           OCTOBER 31, 1999
                           ------------------------   -------------------------
                            SHARES        AMOUNT        SHARES        AMOUNT
                           ---------   ------------   ----------   ------------
Shares sold..............    704,144   $ 14,272,142    1,567,411   $ 25,184,736
Reinvested dividends.....     72,124      1,366,039           --             --
Shares redeemed..........   (572,227)   (11,573,383)    (609,744)    (9,947,519)
                           ---------   ------------   ----------   ------------
Net increase.............    204,041   $  4,064,798      957,667   $ 15,237,217
                           =========   ============   ==========   ============

                                                              -----------------------------------------------------
                                                                                    CLASS II
                                                              -----------------------------------------------------
                                                                    FOR THE YEAR                FOR THE YEAR
                                                                        ENDED                       ENDED
                                                                  OCTOBER 31, 2000            OCTOBER 31, 1999
                                                              -------------------------   -------------------------
                                                                SHARES        AMOUNT        SHARES        AMOUNT
                                                              ----------   ------------   ----------   ------------
Shares sold.................................................     841,576   $ 17,099,316      777,065   $ 12,563,735
Reinvested dividends........................................      28,191        533,653           --             --
Shares redeemed.............................................    (224,662)    (4,522,031)    (275,945)    (4,558,883)
                                                              ----------   ------------   ----------   ------------
Net increase................................................     645,105   $ 13,110,938      501,120   $  8,004,852
                                                              ==========   ============   ==========   ============

                                                       MID-CAP GROWTH PORTFOLIO
                           --------------------------------------------------------------------------------
                                                  CLASS A                                  CLASS B
                           -----------------------------------------------------   ------------------------
                                 FOR THE YEAR                FOR THE YEAR                FOR THE YEAR
                                     ENDED                       ENDED                      ENDED
                               OCTOBER 31, 2000            OCTOBER 31, 1999            OCTOBER 31, 2000
                           -------------------------   -------------------------   ------------------------
                             SHARES        AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
                           ----------   ------------   ----------   ------------   ---------   ------------
Shares sold..............   3,942,691   $ 85,479,859    2,253,520   $ 37,907,454   1,038,210   $ 22,123,768
Reinvested dividends.....     242,595      4,397,870       87,640      1,288,306     417,359      7,395,601
Shares redeemed..........  (3,644,967)   (78,982,006)  (2,394,645)   (40,438,565)   (845,515)   (17,852,401)
                           ----------   ------------   ----------   ------------   ---------   ------------
Net increase
 (decrease)..............     540,319   $ 10,895,723      (53,485)  $ (1,242,805)    610,054   $ 11,666,968
                           ==========   ============   ==========   ============   =========   ============

                           MID-CAP GROWTH PORTFOLIO
                           -------------------------
                                    CLASS B
                           -------------------------
                                 FOR THE YEAR
                                     ENDED
                               OCTOBER 31, 1999
                           -------------------------
                             SHARES        AMOUNT
                           ----------   ------------
Shares sold..............   1,525,775   $ 25,350,060
Reinvested dividends.....     152,206      2,206,988
Shares redeemed..........  (1,782,873)   (29,720,800)
                           ----------   ------------
Net increase
 (decrease)..............    (104,892)  $ (2,163,752)
                           ==========   ============

                                                              -----------------------------------------------------
                                                                                    CLASS II
                                                              -----------------------------------------------------
                                                                    FOR THE YEAR                FOR THE YEAR
                                                                        ENDED                       ENDED
                                                                  OCTOBER 31, 2000            OCTOBER 31, 1999
                                                              -------------------------   -------------------------
                                                                SHARES        AMOUNT        SHARES        AMOUNT
                                                              ----------   ------------   ----------   ------------
Shares sold.................................................   1,286,559   $ 27,322,308    1,398,691   $ 23,421,973
Reinvested dividends........................................      70,909      1,257,930       17,899        259,890
Shares redeemed.............................................    (589,861)   (12,651,626)  (1,322,303)   (22,084,456)
                                                              ----------   ------------   ----------   ------------
Net increase................................................     767,607   $ 15,928,612       94,287   $  1,597,407
                                                              ==========   ============   ==========   ============

                                                        STYLE SELECT SERIES LOGO

                                       AGGRESSIVE GROWTH PORTFOLIO
                          ------------------------------------------------------
                                                 CLASS A
                          ------------------------------------------------------
                                 FOR THE YEAR                FOR THE YEAR
                                    ENDED                        ENDED
                               OCTOBER 31, 2000            OCTOBER 31, 1999
                          --------------------------   -------------------------
                            SHARES        AMOUNT         SHARES        AMOUNT
                          ----------   -------------   ----------   ------------
Shares sold.............   5,545,038   $182,577,264     1,873,821   $ 43,092,613
Reinvested dividends....     357,444     10,308,675            --             --
Shares redeemed.........  (4,529,052)  (147,881,704)   (1,416,599)   (32,954,142)
                          ----------   ------------    ----------   ------------
Net increase............   1,373,430   $ 45,004,235       457,222   $ 10,138,471
                          ==========   ============    ==========   ============

                                       AGGRESSIVE GROWTH PORTFOLIO
                          -----------------------------------------------------
                                                 CLASS B
                          -----------------------------------------------------
                                FOR THE YEAR                FOR THE YEAR
                                    ENDED                       ENDED
                              OCTOBER 31, 2000            OCTOBER 31, 1999
                          -------------------------   -------------------------
                            SHARES        AMOUNT        SHARES        AMOUNT
                          ----------   ------------   ----------   ------------
Shares sold.............   2,303,977   $ 75,001,611    1,874,991   $ 42,043,794
Reinvested dividends....     575,071     16,205,493           --             --
Shares redeemed.........  (1,174,949)   (38,191,105)    (991,014)   (21,938,947)
                          ----------   ------------   ----------   ------------
Net increase............   1,704,099   $ 53,015,999      883,977   $ 20,104,847
                          ==========   ============   ==========   ============

                           --------------------------------------------------------------------------------
                                                 CLASS II                                  CLASS Z
                           -----------------------------------------------------   ------------------------
                                 FOR THE YEAR                FOR THE YEAR                FOR THE YEAR
                                     ENDED                       ENDED                      ENDED
                               OCTOBER 31, 2000            OCTOBER 31, 1999            OCTOBER 31, 2000
                           -------------------------   -------------------------   ------------------------
                             SHARES        AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
                           ----------   ------------   ----------   ------------   ---------   ------------
Shares sold..............   2,105,072   $ 69,292,822      501,298   $ 11,537,832      95,589   $  3,429,275
Reinvested dividends.....      98,653      2,779,056           --             --       2,769         80,760
Shares redeemed..........    (846,194)   (27,683,232)    (160,336)    (3,624,140)    (19,894)      (742,594)
                           ----------   ------------   ----------   ------------   ---------   ------------
Net increase.............   1,357,531   $ 44,388,646      340,962   $  7,913,692      78,464   $  2,767,441
                           ==========   ============   ==========   ============   =========   ============

                           -------------------------
                                    CLASS Z
                           -------------------------
                                 FOR THE YEAR
                                     ENDED
                               OCTOBER 31, 1999
                           -------------------------
                             SHARES        AMOUNT
                           ----------   ------------
Shares sold..............       8,549   $    197,777
Reinvested dividends.....          --             --
Shares redeemed..........      (5,745)      (135,199)
                           ----------   ------------
Net increase.............       2,804   $     62,578
                           ==========   ============

                                         LARGE-CAP VALUE PORTFOLIO
                           -----------------------------------------------------
                                                  CLASS A
                           -----------------------------------------------------
                                 FOR THE YEAR                FOR THE YEAR
                                     ENDED                       ENDED
                               OCTOBER 31, 2000            OCTOBER 31, 1999
                           -------------------------   -------------------------
                             SHARES        AMOUNT        SHARES        AMOUNT
                           ----------   ------------   ----------   ------------
Shares sold..............     556,939   $  8,129,946      536,741   $  7,416,875
Reinvested dividends.....      24,508        329,881        5,994         75,283
Shares redeemed..........    (477,580)    (6,819,039)    (430,408)    (5,856,941)
                           ----------   ------------   ----------   ------------
Net increase
 (decrease)..............     103,867   $  1,640,788      112,327   $  1,635,217
                           ==========   ============   ==========   ============

                                        LARGE-CAP VALUE PORTFOLIO
                           ----------------------------------------------------
                                                 CLASS B
                           ----------------------------------------------------
                                 FOR THE YEAR               FOR THE YEAR
                                    ENDED                       ENDED
                               OCTOBER 31, 2000           OCTOBER 31, 1999
                           ------------------------   -------------------------
                            SHARES        AMOUNT        SHARES        AMOUNT
                           ---------   ------------   ----------   ------------
Shares sold..............    768,185   $ 10,929,493    1,078,720   $ 14,841,980
Reinvested dividends.....     46,586        618,192       13,092        163,267
Shares redeemed..........   (861,484)   (11,982,165)  (1,076,085)   (14,521,640)
                           ---------   ------------   ----------   ------------
Net increase
 (decrease)..............    (46,713)  $   (434,480)      15,727   $    483,607
                           =========   ============   ==========   ============

                           --------------------------------------------------------------------------------
                                                 CLASS II                                  CLASS Z
                           -----------------------------------------------------   ------------------------
                                 FOR THE YEAR                FOR THE YEAR                FOR THE YEAR
                                     ENDED                       ENDED                      ENDED
                               OCTOBER 31, 2000            OCTOBER 31, 1999            OCTOBER 31, 2000
                           -------------------------   -------------------------   ------------------------
                             SHARES        AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
                           ----------   ------------   ----------   ------------   ---------   ------------
Shares sold..............     827,329   $ 11,862,060      545,700   $  7,541,736      41,436   $    595,526
Reinvested dividends.....      18,802        249,512        2,238         27,906         388          5,291
Shares redeemed..........    (334,155)    (4,681,716)    (244,591)    (3,332,709)     (2,498)       (36,767)
                           ----------   ------------   ----------   ------------   ---------   ------------
Net increase.............     511,976   $  7,429,856      303,347   $  4,236,933      39,326   $    564,050
                           ==========   ============   ==========   ============   =========   ============

                           -------------------------
                                    CLASS Z
                           -------------------------
                                 FOR THE YEAR
                                     ENDED
                               OCTOBER 31, 1999
                           -------------------------
                             SHARES        AMOUNT
                           ----------   ------------
Shares sold..............       4,036   $     55,588
Reinvested dividends.....          95          1,202
Shares redeemed..........      (3,535)       (48,567)
                           ----------   ------------
Net increase.............         596   $      8,223
                           ==========   ============

STYLE SELECT SERIES LOGO

                                                         VALUE PORTFOLIO
                       -----------------------------------------------------------------------------------
                                              CLASS A                                    CLASS B
                       ------------------------------------------------------   --------------------------
                              FOR THE YEAR                FOR THE YEAR                 FOR THE YEAR
                                 ENDED                        ENDED                       ENDED
                            OCTOBER 31, 2000            OCTOBER 31, 1999             OCTOBER 31, 2000
                       --------------------------   -------------------------   --------------------------
                         SHARES        AMOUNT         SHARES        AMOUNT        SHARES         AMOUNT
                       ----------   -------------   ----------   ------------   -----------   ------------
Shares sold..........   1,102,909   $ 18,735,808       776,261   $ 12,767,145       603,050   $  9,938,468
Reinvested
 dividends...........     154,190      2,470,123            --             --       234,181      3,676,670
Shares redeemed......  (1,809,586)   (30,432,940)   (2,036,821)   (33,086,307)   (2,018,900)   (32,978,283)
                       ----------   ------------    ----------   ------------   -----------   ------------
Net (decrease).......    (552,487)  $ (9,227,009)   (1,260,560)  $(20,319,162)   (1,181,669)  $(19,363,145)
                       ==========   ============    ==========   ============   ===========   ============

                            VALUE PORTFOLIO
                       --------------------------
                                CLASS B
                       --------------------------
                              FOR THE YEAR
                                 ENDED
                            OCTOBER 31, 1999
                       --------------------------
                         SHARES        AMOUNT
                       ----------   -------------
Shares sold..........     796,331   $ 12,955,414
Reinvested
 dividends...........          --             --
Shares redeemed......  (2,534,120)   (40,681,427)
                       ----------   ------------
Net (decrease).......  (1,737,789)  $(27,726,013)
                       ==========   ============

                       -----------------------------------------------------------------------------------
                                              CLASS II                                   CLASS Z
                       ------------------------------------------------------   --------------------------
                              FOR THE YEAR                FOR THE YEAR                 FOR THE YEAR
                                 ENDED                        ENDED                       ENDED
                            OCTOBER 31, 2000            OCTOBER 31, 1999             OCTOBER 31, 2000
                       --------------------------   -------------------------   --------------------------
                         SHARES        AMOUNT         SHARES        AMOUNT        SHARES         AMOUNT
                       ----------   -------------   ----------   ------------   -----------   ------------
Shares sold..........     381,927   $  6,341,806       279,729   $  4,561,264        24,322   $    402,385
Reinvested
 dividends...........      30,627        480,839            --             --           209          3,372
Shares redeemed......    (351,968)    (5,785,937)     (524,232)    (8,403,002)       (9,275)      (157,613)
                       ----------   ------------    ----------   ------------   -----------   ------------
Net increase
 (decrease)..........      60,586   $  1,036,708      (244,503)  $ (3,841,738)       15,256   $    248,144
                       ==========   ============    ==========   ============   ===========   ============

                       --------------------------
                                CLASS Z
                       --------------------------
                              FOR THE YEAR
                                 ENDED
                            OCTOBER 31, 1999
                       --------------------------
                         SHARES        AMOUNT
                       ----------   -------------
Shares sold..........       8,388   $    140,517
Reinvested
 dividends...........          --             --
Shares redeemed......     (10,723)      (178,870)
                       ----------   ------------
Net increase
 (decrease)..........      (2,335)  $    (38,353)
                       ==========   ============

                                                    SMALL-CAP VALUE PORTFOLIO
                       -----------------------------------------------------------------------------------
                                              CLASS A                                    CLASS B
                       ------------------------------------------------------   --------------------------
                              FOR THE YEAR                FOR THE YEAR                 FOR THE YEAR
                                 ENDED                        ENDED                       ENDED
                            OCTOBER 31, 2000            OCTOBER 31, 1999             OCTOBER 31, 2000
                       --------------------------   -------------------------   --------------------------
                         SHARES        AMOUNT         SHARES        AMOUNT        SHARES         AMOUNT
                       ----------   -------------   ----------   ------------   -----------   ------------
Shares sold..........     568,851   $  7,368,683       705,389   $  8,247,647       408,116   $  5,138,586
Reinvested
 dividends...........          --             --            --             --            --             --
Shares redeemed......    (656,697)    (8,296,523)     (774,635)    (8,912,260)     (710,527)    (8,765,164)
                       ----------   ------------    ----------   ------------   -----------   ------------
Net (decrease).......     (87,846)  $   (927,840)      (69,246)  $   (664,613)     (302,411)  $ (3,626,578)
                       ==========   ============    ==========   ============   ===========   ============

                       SMALL-CAP VALUE PORTFOLIO
                       --------------------------
                                CLASS B
                       --------------------------
                              FOR THE YEAR
                                 ENDED
                            OCTOBER 31, 1999
                       --------------------------
                         SHARES        AMOUNT
                       ----------   -------------
Shares sold..........     632,998   $  7,307,720
Reinvested
 dividends...........          --             --
Shares redeemed......  (1,092,801)   (12,274,195)
                       ----------   ------------
Net (decrease).......    (459,803)  $ (4,966,475)
                       ==========   ============

                                              CLASS II                                   CLASS Z
                       ------------------------------------------------------   --------------------------
                              FOR THE YEAR                FOR THE YEAR                 FOR THE YEAR
                                 ENDED                        ENDED                       ENDED
                            OCTOBER 31, 2000            OCTOBER 31, 1999             OCTOBER 31, 2000
                       -----------------------------------------------------------------------------------
                       --------------------------   -------------------------   --------------------------
                         SHARES        AMOUNT         SHARES        AMOUNT        SHARES         AMOUNT
                       ----------   -------------   ----------   ------------   -----------   ------------
Shares sold..........     487,782   $  6,134,037       315,861   $  3,656,054        25,521   $    321,270
Reinvested
 dividends...........          --             --            --             --            --             --
Shares redeemed......    (220,774)    (2,740,732)     (245,438)    (2,763,551)       (3,377)       (42,612)
                       ----------   ------------    ----------   ------------   -----------   ------------
Net increase
 (decrease)..........     267,008   $  3,393,305        70,423   $    892,503        22,144   $    278,658
                       ==========   ============    ==========   ============   ===========   ============

                                CLASS Z
                       --------------------------
                              FOR THE YEAR
                                 ENDED
                            OCTOBER 31, 1999
                       --------------------------
                       --------------------------
                         SHARES        AMOUNT
                       ----------   -------------
Shares sold..........       8,751   $    103,187
Reinvested
 dividends...........          --             --
Shares redeemed......     (15,186)      (176,844)
                       ----------   ------------
Net increase
 (decrease)..........      (6,435)  $    (73,657)
                       ==========   ============

                                                        STYLE SELECT SERIES LOGO

                                                          FOCUS PORTFOLIO
                       -------------------------------------------------------------------------------------
                                               CLASS A                                     CLASS B
                       -------------------------------------------------------   ---------------------------
                              FOR THE YEAR                 FOR THE YEAR                 FOR THE YEAR
                                 ENDED                        ENDED                         ENDED
                            OCTOBER 31, 2000             OCTOBER 31, 1999             OCTOBER 31, 2000
                       --------------------------   --------------------------   ---------------------------
                         SHARES        AMOUNT         SHARES        AMOUNT         SHARES         AMOUNT
                       ----------   -------------   ----------   -------------   -----------   -------------
Shares sold..........  18,005,084   $426,827,712     8,710,962   $145,884,519     19,471,011   $457,788,336
Reinvested
 dividends...........      39,548        862,514            --             --         61,872      1,335,219
Shares redeemed......  (8,171,245)  (193,676,077)   (2,248,697)   (38,707,010)    (3,457,019)   (80,320,988)
                       ----------   ------------    ----------   ------------    -----------   ------------
Net increase.........   9,873,387   $234,014,149     6,462,265   $107,177,509     16,075,864   $378,802,567
                       ==========   ============    ==========   ============    ===========   ============

                            FOCUS PORTFOLIO
                       --------------------------
                                CLASS B
                       --------------------------
                              FOR THE YEAR
                                 ENDED
                            OCTOBER 31, 1999
                       --------------------------
                         SHARES        AMOUNT
                       ----------   -------------
Shares sold..........  12,231,833   $205,304,812
Reinvested
 dividends...........          --             --
Shares redeemed......  (1,628,171)   (27,561,380)
                       ----------   ------------
Net increase.........  10,603,662   $177,743,432
                       ==========   ============

                                                     CLASS C                                     CLASS II
                                            --------------------------   --------------------------------------------------------
                                                  FOR THE PERIOD
                                                  MAY 22, 2000*                 FOR THE YEAR                 FOR THE YEAR
                                                     THROUGH                       ENDED                         ENDED
                                                 OCTOBER 31, 2000             OCTOBER 31, 2000             OCTOBER 31, 1999
                                            -------------------------------------------------------------------------------------
                                            --------------------------   --------------------------   ---------------------------
                                              SHARES        AMOUNT         SHARES        AMOUNT         SHARES         AMOUNT
                                            ----------   -------------   ----------   -------------   -----------   -------------
Shares sold...............................     296,208   $  6,879,245    26,885,898   $633,273,683     12,102,392   $206,502,140
Reinvested dividends......................          --             --        67,304      1,452,430             --             --
Shares redeemed...........................      (3,551)       (78,522)   (3,164,874)   (73,834,970)    (1,192,191)   (20,360,820)
                                            ----------   ------------    ----------   ------------    -----------   ------------
Net increase..............................     292,657   $  6,800,723    23,788,328   $560,891,143     10,910,201   $186,141,320
                                            ==========   ============    ==========   ============    ===========   ============

                                                                                      CLASS Z
                                                              -------------------------------------------------------
                                                                                                 FOR THE PERIOD
                                                                     FOR THE YEAR                JULY 7, 1999*
                                                                        ENDED                       THROUGH
                                                                   OCTOBER 31, 2000             OCTOBER 31, 1999
                                                              -------------------------------------------------------
                                                              --------------------------   --------------------------
                                                                SHARES        AMOUNT         SHARES        AMOUNT
                                                              ----------   -------------   ----------   -------------
Shares sold.................................................     572,575   $ 13,739,145       148,210   $  2,689,926
Reinvested dividends........................................         699         15,284            --             --
Shares redeemed.............................................    (124,899)    (3,004,863)      (17,328)      (313,076)
                                                              ----------   ------------    ----------   ------------
Net increase................................................     448,375   $ 10,749,566       130,882   $  2,376,850
                                                              ==========   ============    ==========   ============

                                                     FOCUSED TECHNET PORTFOLIO
                       -------------------------------------------------------------------------------------
                                CLASS A                      CLASS B                       CLASS C
                       --------------------------   --------------------------   ---------------------------
                             FOR THE PERIOD               FOR THE PERIOD               FOR THE PERIOD
                           NOVEMBER 22, 2000+           NOVEMBER 22, 2000+           NOVEMBER 22, 2000+
                                THROUGH                      THROUGH                       THROUGH
                            OCTOBER 31, 2000             OCTOBER 31, 2000             OCTOBER 31, 2000
                       --------------------------   --------------------------   ---------------------------
                         SHARES        AMOUNT         SHARES        AMOUNT         SHARES         AMOUNT
                       ----------   -------------   ----------   -------------   -----------   -------------
Shares sold..........   7,326,454   $110,309,780     4,931,194   $ 76,421,481         40,826   $    657,716
Reinvested
 dividends...........          --             --            --             --             --             --
Shares redeemed......  (1,568,216)   (22,836,318)     (400,798)    (6,608,778)           (83)        (1,471)
                       ----------   ------------    ----------   ------------    -----------   ------------
Net increase.........   5,758,238   $ 87,473,462     4,530,396   $ 69,812,703         40,743   $    656,245
                       ==========   ============    ==========   ============    ===========   ============

                       FOCUSED TECHNET PORTFOLIO
                       --------------------------
                                CLASS II
                       --------------------------
                             FOR THE PERIOD
                           NOVEMBER 22, 2000+
                                THROUGH
                            OCTOBER 31, 2000
                       --------------------------
                         SHARES        AMOUNT
                       ----------   -------------
Shares sold..........   5,819,616   $ 90,242,786
Reinvested
 dividends...........          --             --
Shares redeemed......    (255,305)    (4,396,349)
                       ----------   ------------
Net increase.........   5,564,311   $ 85,846,437
                       ==========   ============

                                                              --------------------------
                                                                       CLASS Z
                                                              --------------------------
                                                                    FOR THE PERIOD
                                                                   OCTOBER 3, 2000+
                                                                       THROUGH
                                                                   OCTOBER 31, 2000
                                                              --------------------------
                                                                SHARES        AMOUNT
                                                              ----------   -------------
Shares sold.................................................      36,259   $    593,958
Reinvested dividends                                                  --             --
Shares redeemed.............................................          --             --
                                                              ----------   ------------
Net increase................................................      36,259   $    593,958
                                                              ==========   ============

*   Inception of the class

+   Commencement of Operations

STYLE SELECT SERIES LOGO

                                FOCUSED GROWTH AND INCOME PORTFOLIO
                       ------------------------------------------------------
                                              CLASS A
                       ------------------------------------------------------
                              FOR THE YEAR                FOR THE YEAR
                                 ENDED                        ENDED
                            OCTOBER 31, 2000            OCTOBER 31, 1999
                       --------------------------   -------------------------
                         SHARES        AMOUNT         SHARES        AMOUNT
                       ----------   -------------   ----------   ------------
Shares sold..........   2,116,227   $ 43,520,419     1,462,757   $ 22,261,103
Reinvested
 dividends...........      91,821      1,747,359         9,306        124,043
Shares redeemed......    (733,050)   (14,997,895)     (512,978)    (7,527,895)
                       ----------   ------------    ----------   ------------
Net increase.........   1,474,998   $ 30,269,883       959,085   $ 14,857,251
                       ==========   ============    ==========   ============

                                 FOCUSED GROWTH AND INCOME PORTFOLIO
                       -------------------------------------------------------
                                               CLASS B
                       -------------------------------------------------------
                              FOR THE YEAR                 FOR THE YEAR
                                 ENDED                        ENDED
                            OCTOBER 31, 2000             OCTOBER 31, 1999
                       --------------------------   --------------------------
                         SHARES         AMOUNT        SHARES        AMOUNT
                       -----------   ------------   ----------   -------------
Shares sold..........    2,524,895   $ 50,860,112    1,480,395   $ 22,219,188
Reinvested
 dividends...........      121,779      2,284,575       15,408        203,845
Shares redeemed......     (626,635)   (12,724,654)    (397,068)    (5,800,382)
                       -----------   ------------   ----------   ------------
Net increase.........    2,020,039   $ 40,420,033    1,098,735   $ 16,622,651
                       ===========   ============   ==========   ============

                                              ------------------------------------------------------   --------------------------
                                                                     CLASS II                                   CLASS Z
                                              ------------------------------------------------------   --------------------------
                                                                                                             FOR THE PERIOD
                                                     FOR THE YEAR                FOR THE YEAR               OCTOBER 6, 2000*
                                                        ENDED                        ENDED                      THROUGH
                                                   OCTOBER 31, 2000            OCTOBER 31, 1999             OCTOBER 31, 2000
                                              --------------------------   -------------------------   --------------------------
                                                SHARES        AMOUNT         SHARES        AMOUNT        SHARES         AMOUNT
                                              ----------   -------------   ----------   ------------   -----------   ------------
Shares sold.................................   2,977,189   $ 59,987,795       897,015   $ 13,510,938         7,584   $    152,790
Reinvested dividends........................      64,681      1,212,773         2,151         28,463            --             --
Shares redeemed.............................    (313,196)    (6,383,718)     (166,400)    (2,504,119)           --             --
                                              ----------   ------------    ----------   ------------   -----------   ------------
Net increase................................   2,728,674   $ 54,816,850       732,766   $ 11,035,282         7,584   $    152,790
                                              ==========   ============    ==========   ============   ===========   ============

                                                                            FOCUSED VALUE PORTFOLIO
                                              -----------------------------------------------------------------------------------
                                                       CLASS A                      CLASS B                     CLASS II
                                              --------------------------   -------------------------   --------------------------
                                                    FOR THE PERIOD              FOR THE PERIOD               FOR THE PERIOD
                                                  NOVEMBER 1, 1999+            NOVEMBER 1, 1999+           NOVEMBER 1, 1999+
                                                       THROUGH                      THROUGH                     THROUGH
                                                   OCTOBER 31, 2000            OCTOBER 31, 2000             OCTOBER 31, 2000
                                              --------------------------   -------------------------   --------------------------
                                                SHARES        AMOUNT         SHARES        AMOUNT        SHARES         AMOUNT
                                              ----------   -------------   ----------   ------------   -----------   ------------
Shares sold.................................   5,249,740   $ 68,479,702     2,358,269   $ 32,618,822     5,059,920   $ 69,595,122
Reinvested dividends........................          --             --            --             --            --             --
Shares redeemed.............................  (2,743,067)   (35,569,174)     (290,502)    (4,053,127)     (512,566)    (7,030,051)
                                              ----------   ------------    ----------   ------------   -----------   ------------
Net increase................................   2,506,673   $ 32,910,528     2,067,767   $ 28,565,695     4,547,354   $ 62,565,071
                                              ==========   ============    ==========   ============   ===========   ============

*   Inception of the class

+   Commencement of Operations

                                                        STYLE SELECT SERIES LOGO

                                   INTERNATIONAL EQUITY PORTFOLIO
                       ------------------------------------------------------
                                              CLASS A
                       ------------------------------------------------------
                              FOR THE YEAR                FOR THE YEAR
                                 ENDED                        ENDED
                            OCTOBER 31, 2000            OCTOBER 31, 1999
                       --------------------------   -------------------------
                         SHARES        AMOUNT         SHARES        AMOUNT
                       ----------   -------------   ----------   ------------
Shares sold..........   6,149,041   $ 96,185,547     4,614,050   $ 60,501,869
Reinvested
 dividends...........          --             --         7,841         98,642
Shares redeemed......  (4,806,733)   (76,536,241)   (4,890,684)   (64,497,428)
                       ----------   ------------    ----------   ------------
Net increase
 (decrease)..........   1,342,308   $ 19,649,306      (268,793)  $ (3,896,917)
                       ==========   ============    ==========   ============

                                   INTERNATIONAL EQUITY PORTFOLIO
                       -------------------------------------------------------
                                               CLASS B
                       -------------------------------------------------------
                              FOR THE YEAR                 FOR THE YEAR
                                 ENDED                        ENDED
                            OCTOBER 31, 2000             OCTOBER 31, 1999
                       --------------------------   --------------------------
                         SHARES         AMOUNT        SHARES        AMOUNT
                       -----------   ------------   ----------   -------------
Shares sold..........    1,133,381   $ 18,369,928      718,626   $  9,458,419
Reinvested
 dividends...........           --             --       14,042        174,265
Shares redeemed......   (1,044,328)   (16,623,900)  (1,310,103)   (17,143,968)
                       -----------   ------------   ----------   ------------
Net increase
 (decrease)..........       89,053   $  1,746,028     (577,435)  $ (7,511,284)
                       ===========   ============   ==========   ============

                       -----------------------------------------------------------------------------------
                                              CLASS II                                   CLASS Z
                       ------------------------------------------------------   --------------------------
                              FOR THE YEAR                FOR THE YEAR                 FOR THE YEAR
                                 ENDED                        ENDED                       ENDED
                            OCTOBER 31, 2000            OCTOBER 31, 1999             OCTOBER 31, 2000
                       --------------------------   -------------------------   --------------------------
                         SHARES        AMOUNT         SHARES        AMOUNT        SHARES         AMOUNT
                       ----------   -------------   ----------   ------------   -----------   ------------
Shares sold..........   1,949,230   $ 31,458,903       795,257   $ 10,419,003        21,939   $    387,378
Reinvested
 dividends...........          --             --         2,040         25,318            --             --
Shares redeemed......  (1,339,455)   (21,658,923)     (621,680)    (8,112,814)       (1,439)       (23,968)
                       ----------   ------------    ----------   ------------   -----------   ------------
Net increase
 (decrease)..........     609,775   $  9,799,980       175,617   $  2,331,507        20,500   $    363,410
                       ==========   ============    ==========   ============   ===========   ============

                       --------------------------
                                CLASS Z
                       --------------------------
                              FOR THE YEAR
                                 ENDED
                            OCTOBER 31, 1999
                       --------------------------
                         SHARES        AMOUNT
                       ----------   -------------
Shares sold..........       2,994   $     39,173
Reinvested
 dividends...........          46            586
Shares redeemed......     (12,643)      (167,116)
                       ----------   ------------
Net increase
 (decrease)..........      (9,603)  $   (127,357)
                       ==========   ============

NOTE 9. DIRECTORS' RETIREMENT PLAN

The Directors (and Trustees) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Directors. The Retirement Plan provides generally that if a disinterested Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SunAmerica mutual funds (an "Eligible Director"), retires after reaching age 60 but before age 70, or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Director's account until such Eligible Director reaches his or her 70th birthday. An eligible director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. Any undistributed amounts shall continue to accrue interest at 8.5%. As of October 31, 2000, Large-Cap Growth Portfolio, Mid-Cap Growth Portfolio, Aggressive Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio, Small-Cap Value Portfolio, Focus Portfolio, Focused TechNet Portfolio, Focused Growth and Income Portfolio, Focused Value Portfolio, and International Equity Portfolio had accrued $ 4,268, $ 8,167, $14,140, $ 3,146, $ 15,182, $ 3,153, $ 17,710 , $ 0, $3,505, $667, and $10,063, respectively, for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities, and as of October 31, 2000 expensed $1,905, $ 2,599, $5,502, $ 1,161, $3,583, $ 958, $ 13,916, $ 0, $1,743, $1,893, and $2,973,
respectively, for the Retirement Plan, which is included in Directors' fees and expenses on the Statement of Operations.

STYLE SELECT SERIES LOGO

NOTE 10. COMMITMENTS AND CONTINGENCIES

The SunAmerica Family of Mutual Funds has established committed and uncommitted lines of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the Federal Funds Rate plus 50 basis points on the committed line and Federal Funds Rate plus 100 basis points on the uncommitted line of credit. There is also a commitment fee of 8 basis points per annum for the daily unused portion of the $25,000,000 committed line of credit which is included in miscellaneous expenses on the Statement of Operations. Borrowings under the line of credit will commence when the Fund's cash shortfall exceeds $100,000. The funds did not utilize the line of credit during the fiscal year October 31, 2000.

NOTE 11. SUBSEQUENT EVENTS

Effective for purchases made on or after December 6, 2000, the maximum contingent deferred sales charge on Class B shares will change from 4% to 5%. In addition, Class B shares will convert to Class A shares eight years from the date of purchase rather than seven years from the date of purchase.

Effective December 1, 2000, the sales of Class C shares in the Focus and Focused TechNet portfolios were suspended and the existing Class C shares of each of the portfolios were re-designated into Class II shares.

                                                        STYLE SELECT SERIES LOGO

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF STYLE SELECT SERIES, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Large-Cap Growth Portfolio, Mid-Cap Growth Portfolio, Aggressive Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio, Small-Cap Value Portfolio, Focus Portfolio, Focused TechNet Portfolio, Focused Growth and Income Portfolio, Focused Value Portfolio, and International Equity Portfolio (constituting the eleven portfolios of Style Select Series, Inc., hereafter referred to as the "Fund") at October 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
December 15, 2000

STYLE SELECT SERIES LOGO

SHAREHOLDER TAX INFORMATION -- (UNAUDITED)

Certain tax information regarding the Style Select Series, Inc. is required to be provided to shareholders based upon each Portfolio's income and distributions for the taxable year ended October 31, 2000. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2000. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you under a separate cover in January 2001.

During the year ended October 31, 2000 the Portfolio's paid the following dividends per share:

                                                                                       NET SHORT-   NET LONG-
                                                                             NET          TERM        TERM
                                                                TOTAL     INVESTMENT    CAPITAL      CAPITAL
                                                              DIVIDENDS     INCOME       GAINS        GAINS
                                                              ---------   ----------   ----------   ---------
Large-Cap Growth A..........................................    $0.55        $ --         $  --       $0.55
Large-Cap Growth B..........................................     0.55          --            --        0.55
Large-Cap Growth II.........................................     0.55          --            --        0.55
Mid-Cap Growth A............................................     2.17          --          1.21        0.96
Mid-Cap Growth B............................................     2.17          --          1.21        0.96
Mid-Cap Growth II...........................................     2.17          --          1.21        0.96
Aggressive Growth A.........................................     3.24          --          0.44        2.80
Aggressive Growth B.........................................     3.24          --          0.44        2.80
Aggressive Growth II........................................     3.24          --          0.44        2.80
Aggressive Growth Z.........................................     3.24          --          0.44        2.80
Large-Cap Value A...........................................     0.32          --          0.16        0.16
Large-Cap Value B...........................................     0.32          --          0.16        0.16
Large-Cap Value II..........................................     0.32          --          0.16        0.16
Large-Cap Value Z...........................................     0.32          --          0.16        0.16
Value A.....................................................     0.77          --          0.01        0.76
Value B.....................................................     0.77          --          0.01        0.76
Value II....................................................     0.77          --          0.01        0.76
Value Z.....................................................     0.77          --          0.01        0.76
Small-Cap Value A...........................................       --          --            --          --
Small-Cap Value B...........................................       --          --            --          --
Small-Cap Value II..........................................       --          --            --          --
Small-Cap Value Z...........................................       --          --            --          --
Focus A.....................................................     0.09          --            --        0.09
Focus B.....................................................     0.09          --            --        0.09
Focus C.....................................................       --          --            --          --
Focus II....................................................     0.09          --            --        0.09
Focus Z.....................................................     0.09          --            --        0.09
Focused TechNet A...........................................       --          --            --          --
Focused TechNet B...........................................       --          --            --          --
Focused TechNet C...........................................       --          --            --          --
Focused TechNet II..........................................       --          --            --          --
Focused TechNet Z...........................................       --          --            --          --
Focused Growth and Income A.................................     0.98          --          0.62        0.36
Focused Growth and Income B.................................     0.98          --          0.62        0.36
Focused Growth and Income II................................     0.98          --          0.62        0.36
Focused Growth and Income Z.................................       --          --            --          --
Focused Value A.............................................       --          --            --          --
Focused Value B.............................................       --          --            --          --
Focused Value II............................................       --          --            --          --
International Equity A......................................       --          --            --          --
International Equity B......................................       --          --            --          --
International Equity II.....................................       --          --            --          --
International Equity Z......................................       --          --            --          --

For the year ended October 31, 2000, 4.12%, 10.07%, 7.86%, 100% and 97.31% of
the dividends paid from ordinary income by Mid-Cap Growth Portfolio, Aggressive Group Portfolio, Focused Growth and Income Portfolio, Large-Cap Value Portfolio and Value, respectively, qualified for the 70% dividends received deductions for corporations.

                                                        STYLE SELECT SERIES LOGO

COMPARISONS: PORTFOLIOS VS. THE INDEXES -- (UNAUDITED)

As required by the Securities and Exchange Commission, the following graphs compare the performance of a $10,000 investment in each Style Select Series, Inc. portfolio to the growth of a similar investment in an appropriate benchmark index. Please note, the graphs represent the performance of the largest class of shares. It is important to also note that the portfolios are professionally managed mutual funds, while the indices are unmanaged and, in any case, are not available for investment. The maximum sales charge for Class A is 5.75% of the public offering price. The maximum contingent deferred sales charges ("CDSC") for Class B, Class C and Class II are 4%, 1% and 1% respectively. Class B's CDSC is reduced to 0% after six years; Class C and Class II's CDSC is reduced to 0% after eighteen months. All classes bear ongoing 12b-1 distribution and service fees.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DOLLARS (THOUSANDS)

       RUSSELL 1000  MORNINGSTAR LARGE-CAP  LARGE-CAP GROWTH
          INDEX          GROWTH INDEX           CLASS B
10/97       $10,000                $10,000           $10,000
10/97        $9,630                 $9,629            $9,432
4/98        $11,852                $11,557           $11,184
10/98       $12,003                $11,308           $10,898
4/99        $15,275                $14,535           $13,218
10/99       $15,656                $15,525           $14,387
4/00        $17,179                $18,955           $17,036
10/00       $15,634                $18,168           $15,616

                                       CLASS A               CLASS B              CLASS II
                                             SEC                   SEC                   SEC
                                 CUMULATIVE AVERAGE    CUMULATIVE AVERAGE    CUMULATIVE AVERAGE
                                 TRADITIONAL ANNUAL    TRADITIONAL ANNUAL    TRADITIONAL ANNUAL
LARGE-CAP GROWTH PORTFOLIO       RETURN+    RETURN     RETURN+    RETURN     RETURN+    RETURN
1 Year Return                     11.38%      4.98%     10.63%      6.63%     10.70%      8.59%
Since Inception*                  62.51%     15.04%     59.16%     15.77%     59.17%     16.11%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A, Class B and Class II: 10/15/97

LARGE-CAP GROWTH PORTFOLIO

All share classes of the Large-Cap Growth Portfolio outperformed the Russell 1000 Index for the fiscal year ended October 31, 2000 -- a fact worth noting in a highly volatile period in the equity markets. Effective sector allocation and strong stock picking were the primary factors that contributed to this Portfolio's performance. Our managers maintained a focus on selecting highly recognizable, quality companies with established track records. Looking ahead, they will continue to try to identify those large companies showing the greatest potential for above-average growth.

STYLE SELECT SERIES LOGO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DOLLARS (THOUSANDS)

       RUSSELL MID-CAP  MORNINGSTAR MID-CAP  MID-CAP GROWTH
        GROWTH INDEX       GROWTH INDEX         CLASS B
11/96          $10,000              $10,000         $10,000
11/96          $10,168              $10,188         $10,072
4/97            $9,870               $9,404          $8,792
10/97          $11,966              $11,648         $10,904
4/98           $13,899              $13,386         $13,000
10/98          $12,257              $11,612         $11,536
4/99           $15,614              $14,983         $14,005
10/99          $16,874              $17,140         $14,873
4/00           $23,890              $23,909         $19,671
10/00          $23,399              $25,834         $19,830

                                       CLASS A               CLASS B              CLASS II
                                             SEC                   SEC                   SEC
                                 CUMULATIVE AVERAGE    CUMULATIVE AVERAGE    CUMULATIVE AVERAGE
                                 TRADITIONAL ANNUAL    TRADITIONAL ANNUAL    TRADITIONAL ANNUAL
MID-CAP GROWTH PORTFOLIO         RETURN+    RETURN     RETURN+    RETURN     RETURN+    RETURN
1 Year Return                     36.16%     28.33%     35.35%     31.35%     35.31%     32.95%
Since Inception*                 106.48%     18.37%    101.30%     18.93%    111.08%     22.34%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A and Class B: 11/19/96; Class II: 3/06/97

MID-CAP GROWTH PORTFOLIO

Mid-capitalization stocks were the best performing U.S. equity sector for the fiscal year, outperforming both their large-cap and small-cap brethren. Still, volatility dominated the mid-cap equity market as well as the broader equity markets, making the Portfolio's performance especially notable. All share classes of the Mid-Cap Growth Portfolio closely tracked the performance of the Russell Mid-Cap Growth Index and outperformed their Lipper category average for the twelve months ended October 31, 2000. Strong stock and sector selection was the primary driver of Portfolio performance. In the months ahead, we intend to continue to look for companies with stable or improving business fundamentals and attractive returns on capital.

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DOLLARS (THOUSANDS)

                     MORNINGSTAR   AGGRESSIVE
       RUSSELL 2500   AGGRESSIVE     GROWTH
       GROWTH INDEX  GROWTH INDEX   CLASS B
11/96       $10,000       $10,000     $10,000
11/96       $10,183       $10,165     $10,104
4/97         $9,457        $9,376      $9,984
10/97       $11,969       $11,723     $12,640
4/98        $13,171       $13,179     $14,564
10/98       $10,985       $11,041     $13,130
4/99        $13,783       $14,319     $19,215
10/99       $15,094       $16,447     $20,642
4/00        $20,836       $22,888     $28,567
10/00       $22,609       $22,492     $26,937

                                 CLASS A                CLASS B                CLASS II               CLASS Z
                                        SEC                    SEC                    SEC                    SEC
                           CUMULATIVE  AVERAGE    CUMULATIVE  AVERAGE    CUMULATIVE  AVERAGE    CUMULATIVE  AVERAGE
AGGRESSIVE GROWTH          TRADITIONAL ANNUAL     TRADITIONAL ANNUAL     TRADITIONAL ANNUAL     TRADITIONAL ANNUAL
PORTFOLIO                  RETURN+     RETURN     RETURN+     RETURN     RETURN+     RETURN     RETURN+     RETURN
1 Year Return                32.77%     25.13%      31.95%     27.95%      32.01%     29.69%     33.55%      33.55%
Since Inception*            179.60%     27.82%     172.37%     28.53%     154.46%     28.76%     92.51%      28.92%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A and Class B: 11/19/96; Class II: 3/06/97; Class Z: 4/03/98

AGGRESSIVE GROWTH PORTFOLIO

The Aggressive Growth Portfolio aggressively seeks quality companies that the managers believe are poised for long-term, sustainable growth. While these companies are generally small and medium-sized, our managers also have the flexibility to invest a small portion in larger stocks or to keep a stock in the Portfolio as it grows beyond the mid-cap market size. As you can see in the chart above, the Portfolio's Class B shares have outperformed both the benchmark and Morningstar objective average for the period since the Portfolio's inception. For the twelve months ended October 31, 2000, all share classes of the Portfolio outperformed both its benchmark index and its Morningstar objective average. Effective sector allocation was particularly key to the Portfolio's success during this period.

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DOLLARS (THOUSANDS)

                     MORNINGSTAR  LARGE-CAP
       RUSSELL 1000   LARGE-CAP     VALUE
          INDEX         INDEX      CLASS B
10/97       $10,000      $10,000    $10,000
10/97        $9,721       $9,635     $9,488
4/98        $11,742      $11,241    $10,968
10/98       $11,162      $10,481    $10,011
4/99        $13,374      $12,292    $11,740
10/99       $12,985      $11,820    $11,168
4/00        $12,857      $12,071    $11,878
10/00       $13,702      $12,714    $12,378

                               CLASS A                CLASS B                CLASS II               CLASS Z
                                      SEC                    SEC                    SEC                    SEC
                         CUMULATIVE  AVERAGE    CUMULATIVE  AVERAGE    CUMULATIVE  AVERAGE    CUMULATIVE  AVERAGE
LARGE-CAP VALUE          TRADITIONAL ANNUAL     TRADITIONAL ANNUAL     TRADITIONAL ANNUAL     TRADITIONAL ANNUAL
PORTFOLIO                RETURN+     RETURN     RETURN+     RETURN     RETURN+     RETURN     RETURN+     RETURN
1 Year Return             14.36%      7.78%      13.52%      9.52%      13.59%      11.46%     15.02%      15.02%
Since Inception*          29.41%      6.74%      26.78%      7.26%      26.86%       7.77%     18.50%       6.90%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A, Class B and Class II: 10/15/97; Class Z:
       4/16/98

LARGE-CAP VALUE PORTFOLIO

For the twelve months ended October 31, 2000, all share classes of the Large-Cap Value Portfolio outperformed its Morningstar and Lipper peers and the Russell 1000 Index. The Portfolio's strong performance during this period was primarily attributable to successful stock selection and discipline to its value-oriented strategy, regardless of tremendously fluctuating market conditions. The Portfolio managers continue to seek out stocks of high quality, healthy, well-managed companies that may be undergoing temporary setbacks in their stock prices but are expected to rebound to their historical growth paths.

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DOLLARS (THOUSANDS)

       RUSSELL MID-CAP  MORNINGSTAR MID-CAP   VALUE
         VALUE INDEX        VALUE INDEX      CLASS B
11/96          $10,000              $10,000  $10,000
11/96          $10,147              $10,305  $10,232
4/97           $10,535              $10,674  $10,800
10/97          $12,649              $12,656  $12,800
4/98           $14,486              $14,494  $14,474
10/98          $12,399              $12,406  $12,298
4/99           $14,027              $14,174  $14,092
10/99          $13,107              $13,492  $13,710
4/00           $13,398              $14,460  $14,540
10/00          $14,661              $15,733  $13,778

                            CLASS A                CLASS B                   CLASS II                          CLASS Z
                                   SEC                    SEC
                      CUMULATIVE  AVERAGE    CUMULATIVE  AVERAGE    CUMULATIVE                      CUMULATIVE
                      TRADITIONAL ANNUAL     TRADITIONAL ANNUAL     TRADITIONAL  SEC AVERAGE       TRADITIONAL       SEC AVERAGE
VALUE PORTFOLIO       RETURN+     RETURN     RETURN+     RETURN     RETURN+     ANNUAL RETURN        RETURN+        ANNUAL RETURN
1 Year Return          10.73%       4.37%     10.00%       6.00%      9.93%               7.83%            11.25%            11.25%
Since Inception*       54.62%      10.01%     50.80%      10.40%     38.93%               9.11%             7.14%             2.71%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A and Class B: 11/19/96; Class II: 3/06/97; Class Z: 4/03/98

VALUE PORTFOLIO

All share classes of the Value Portfolio outperformed its Morningstar and Lipper category averages for the twelve months ended October 31, 2000. Such performance is particularly impressive given the bifurcated nature of the U.S. equity market over the fiscal period. The first four months were dominated by growth stocks. The next eight months experienced a run in value stocks. Strong stock selection bolstered Portfolio performance. So, too, did maintaining a diversified portfolio. Although it is too soon to know if the resurgence in value-oriented investing is sustainable, our managers remain committed to their disciplined, value investment strategies.

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DOLLARS (THOUSANDS)

         RUSSELL 2000 VALUE  MORNINGSTAR SMALL-CAP VALUE  SMALL-CAP VALUE
               INDEX                    INDEX                 CLASS B
Beg Inv             $10,000                      $10,000          $10,000
10/97                $9,728                       $9,698           $9,704
4/98                $11,072                      $10,810          $10,784
10/98                $8,980                       $8,449           $8,598
4/99                 $9,444                       $8,964           $9,286
10/99                $9,111                       $8,853           $9,238
4/00                 $9,859                       $9,866          $10,175
10/00               $10,687                      $10,637          $10,627

                          CLASS A                           CLASS B                          CLASS II                   CLASS Z
SMALL-CAP      CUMULATIVE                        CUMULATIVE                        CUMULATIVE                         CUMULATIVE
VALUE          TRADITIONAL      SEC AVERAGE      TRADITIONAL      SEC AVERAGE      TRADITIONAL      SEC AVERAGE      TRADITIONAL
PORTFOLIO        RETURN+       ANNUAL RETURN       RETURN+       ANNUAL RETURN       RETURN+       ANNUAL RETURN       RETURN+
1 Year
 Return               18.97%           12.21%           18.28%           14.28%           18.27%           16.09%            19.68%
Since
 Inception*           11.46%            1.66%            9.27%            2.96%            9.35%            2.64%             3.64%

SMALL-CAP
VALUE          SEC AVERAGE
PORTFOLIO     ANNUAL RETURN
1 Year
 Return               19.76%
Since
 Inception*            1.43%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A, Class B and Class II: 10/15/97; Class Z:
       4/03/98

SMALL-CAP VALUE PORTFOLIO

For the fiscal year ended October 31, 2000, all share classes of the Small-Cap Value Portfolio outperformed the Russell 2000 Value Index. Individual stock selection drove Portfolio performance most. Sector positioning helped as well. As you can see in the chart above, the Portfolio's Class B shares have also closely tracked both the benchmark index and its Morningstar category average over the long term. Although future periods of volatility are anticipated, we believe there continues to be opportunities to find small- cap stocks that will enable us to provide value-added performance.

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DOLLARS (THOUSANDS)

       S&P 500  MORNINGSTAR LARGE-CAP   FOCUS
        INDEX       GROWTH INDEX       CLASS B
6/98   $10,000                $10,000  $10,000
6/98   $10,406                $10,589  $10,056
10/98  $10,133                $10,011  $10,048
4/99   $12,395                $12,864  $13,400
10/99  $12,735                $13,741  $15,240
4/00   $13,652                $16,770  $19,259
10/00  $13,513                $16,400  $16,585

                         CLASS A                CLASS B                CLASS C                CLASS II               CLASS Z
                                SEC                    SEC                    SEC                    SEC                    SEC
                   CUMULATIVE  AVERAGE    CUMULATIVE  AVERAGE    CUMULATIVE  AVERAGE    CUMULATIVE  AVERAGE    CUMULATIVE  AVERAGE
                   TRADITIONAL ANNUAL     TRADITIONAL ANNUAL     TRADITIONAL ANNUAL     TRADITIONAL ANNUAL     TRADITIONAL ANNUAL
FOCUS PORTFOLIO    RETURN+     RETURN     RETURN+     RETURN     RETURN+     RETURN     RETURN+     RETURN     RETURN+     RETURN
1 Year Return       12.23%       5.78%     11.45%       7.45%     N/A         N/A        11.45%       9.34%     12.67       12.67
Since Inception*    72.66%      22.52%     69.85%      23.81%     -1.26%      N/A        69.85%      24.21%     19.43%      14.42%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A, Class B and Class II: 6/08/98; Class Z:
       7/07/99

FOCUS PORTFOLIO

The first multi-managed focused fund on Wall Street, the Focus Portfolio continued to generate superior results even during a difficult investment environment such as that of the past fiscal year. All share classes of the Portfolio outperformed its benchmark, the S&P 500 Index, and its Lipper category average for the twelve months ended October 31, 2000. As you can see in the chart above, the Portfolio's Class B shares have also outperformed both the benchmark and its Morningstar category average over the longer term. We believe that the Portfolio's focused approach -- investing in no more than 30 stocks -- and its respected investment advisers are two key catalysts of this performance.

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DOLLARS (THOUSANDS)

           S&P 500       MORNINGSTAR LARGE-  FOCUSED GROWTH AND
       INDUSTRIAL INDEX   CAP BLEND INDEX      INCOME CLASS B
10/97           $10,000             $10,000             $10,000
10/97            $9,666              $9,657              $9,568
4/98            $11,840             $11,478             $11,160
10/98           $11,791             $11,011             $10,375
4/99            $14,422             $13,425             $12,321
10/99           $14,818             $13,793             $13,717
4/00            $15,885             $15,085             $17,010
10/00           $15,723             $14,975             $16,019

                                       CLASS A               CLASS B              CLASS II
                                             SEC                   SEC                   SEC
                                 CUMULATIVE AVERAGE    CUMULATIVE AVERAGE    CUMULATIVE AVERAGE
FOCUSED GROWTH AND INCOME        TRADITIONAL ANNUAL    TRADITIONAL ANNUAL    TRADITIONAL ANNUAL
PORTFOLIO                        RETURN+    RETURN     RETURN+    RETURN     RETURN+    RETURN
1 Year Return                     19.88%     12.98%     19.03%     15.03%     19.04%     17.07%
Since Inception*                  66.60%     15.98%     63.28%     16.76%     63.20%     16.85%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A, Class B and Class II: 10/15/97

FOCUSED GROWTH AND INCOME PORTFOLIO

Primarily due to effective individual stock selection within a focused structure of a maximum of 60 stocks, all share classes of the Focused Growth and Income Portfolio ranked in the top 15% of its Lipper category average for the fiscal year. All share classes also outperformed the Portfolio's Morningstar peers and the S&P 500 Index for the twelve months ended October 31, 2000. As you can see in the chart above, the Portfolio's Class B shares have also outperformed both the benchmark and its Morningstar category average over the longer term. Looking ahead, we expect that volatility in the stock market will continue. Therefore, we believe the importance of good stock selection -- rather than general sector or industry allocation -- will increase even further as the new millennium progresses.

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DOLLARS (THOUSANDS)

       RUSSELL 1000  RUSSELL 3000  FOCUSED VALUE
       VALUE INDEX   VALUE INDEX      CLASS B
11/99      $10,000       $10,000         $10,000
11/99       $9,992        $9,993         $10,224
1/00        $9,713        $9,734         $10,280
4/00        $9,971       $10,022         $11,064
7/00        $9,736        $9,834         $11,456
10/00      $10,626       $10,697         $12,528

                                       CLASS A               CLASS B              CLASS II
                                             SEC                   SEC                   SEC
                                 CUMULATIVE AVERAGE    CUMULATIVE AVERAGE    CUMULATIVE AVERAGE
                                 TRADITIONAL ANNUAL    TRADITIONAL ANNUAL    TRADITIONAL ANNUAL
FOCUSED VALUE PORTFOLIO          RETURN+    RETURN     RETURN+    RETURN     RETURN+    RETURN
1 Year Return                     30.08%     22.60%     29.28%     25.28%     29.28%     26.99%
Since Inception*                  30.08%     10.73%     29.28%     11.93%     29.28%     12.69%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A, Class B and Class II: 11/01/99

FOCUSED VALUE PORTFOLIO

The Focused Value Portfolio was introduced to investors on November 1, 1999. As you can see in the chart above, the Portfolio's Class B outperformed both the Russell 1000 Value Index and the Russell 3000 Value Index for the period from inception through October 31, 2000. Our managers will continue to seek long-term growth of capital by investing in a limited number of equity securities that they believe are undervalued in the market, without regard to market capitalization.

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DOLLARS (THOUSANDS)

                            MORNINGSTAR FOREIGN  INTERNATIONAL EQUITY
       MSCI EAFE USD INDEX      STOCK INDEX            CLASS B
11/96              $10,000              $10,000               $10,000
11/96              $10,160              $10,205               $10,056
4/97               $11,355              $11,825                $9,952
10/97              $10,249              $10,785                $9,904
4/98               $11,848              $12,522               $11,150
10/98              $11,269              $11,113                $9,838
4/99               $12,996              $12,888               $10,867
10/99              $13,872              $14,153               $11,440
4/00               $14,805              $16,414               $13,069
10/00              $13,472              $14,763               $11,214

                                 CLASS A                CLASS B                CLASS II               CLASS Z
                                        SEC                    SEC                    SEC                    SEC
                           CUMULATIVE  AVERAGE    CUMULATIVE  AVERAGE    CUMULATIVE  AVERAGE    CUMULATIVE  AVERAGE
INTERNATIONAL EQUITY       TRADITIONAL ANNUAL     TRADITIONAL ANNUAL     TRADITIONAL ANNUAL     TRADITIONAL ANNUAL
PORTFOLIO                  RETURN+     RETURN     RETURN+     RETURN     RETURN+     RETURN     RETURN+     RETURN
1 Year Return                1.26%      -4.56%      0.64%      -3.36%      0.64%      -1.36%      1.87%       1.87%
Since Inception*            18.14%       2.76%     15.14%       2.94%     14.31%       3.44%      6.25%       2.39%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A and Class B: 11/19/96; Class II: 3/06/97; Class Z: 4/06/98

INTERNATIONAL EQUITY PORTFOLIO

This past fiscal year was a challenging one for international equity managers. Lingering concerns that stock valuations had become stretched while economic fundamentals were weakening led investors to flee European, Japanese, Asian and emerging equities markets during much of the period. A series of interest rate increases in the U.S. and Europe, as well as Japan's first rate hike in a decade, further clouded investor sentiment. Still, all share classes of the International Equity Portfolio outperformed the MSCI EAFE Index for the twelve months ended October 31, 2000. With a long-term perspective, our managers remain constructive on the overseas markets, as demographics and public policy are favorable for continued and expanding equity ownership by investors throughout the world.

                           Multi-Managed Mutual Funds

FOCUS PORTFOLIO
--------------------------------------------------------------------------------
[LOGO] FRED ALGER MANAGEMENT, INC.
[LOGO] Jennison Associates
[LOGO] MARSICO Capital Management LLP

FOCUSED GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------
[LOGO] MARSICO Capital Management LLP
[LOGO] Sun America Asset Management

FOCUSED TECHNET PORTFOLIO
--------------------------------------------------------------------------------
[LOGO] VAN WAGONER FUNDS
[LOGO] Dresdner RCM Global Funds
[LOGO] Sun America Asset Management

FOCUSED VALUE PORTFOLIO
--------------------------------------------------------------------------------
[LOGO] AMERICAN CENTURY
[LOGO] Thornburg Investment Management
[LOGO] THIRD AVENUE FUNDS

LARGE-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
[LOGO] JANUS
[LOGO] Jennison Associates
[LOGO] Sun America Asset Management

MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
[LOGO] MILLER ANDERSON & SHERRERD, LLP
[LOGO] T. Rowe Price
[LOGO] Sun America Asset Management

AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------
[LOGO] JANUS
[LOGO] Sun America Asset Management
[LOGO] WARBURG PINCUS

LARGE-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------
[LOGO] DAVIS SELECTED ADVISERS
[LOGO] Thornburg Investment Management
[LOGO] WELLINGTON MANAGEMENT

VALUE PORTFOLIO
--------------------------------------------------------------------------------
[LOGO] AMERICAN CENTURY
[LOGO] DAVIS SELECTED ADVISERS
[LOGO] NEUBERGER BERMAN

SMALL-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------
[LOGO] BERGER
[LOGO] LAZARD
[LOGO] THIRD AVENUE FUNDS

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
[LOGO] Bankers Trust
[LOGO] T. Rowe Price International, Inc.

SunAmerica Capital Services, Inc.
The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204
800-858-8850, x5660

AIG Member of American International Group, Inc.

www.sunamericafunds.com

This report is submitted solely for the general information of shareholders of the fund. Distribution of this report to persons other than shareholders of the fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

The accompanying report has not been examined by independent accountants and accordingly no opinion has been expressed thereon.

                                                             [LOGO] SunAmerica
                                                                    Mutual Funds